As filed with the Securities and Exchange Commission on April 1, 2016
1933 Act Registration No. 333-200100
1940 Act Registration No. 811-08557
CIK No. 0001048607

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 3
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 190
Lincoln Life Flexible Premium Variable Life Account M
(Exact Name of Registrant)
Lincoln AssetEdge® VUL 2015
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Exact Name of Depositor)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy To:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2015 was filed March 24, 2016.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2016 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be April 22, 2016.

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln AssetEdge® VUL 2015, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “We”, “Us”, “Our”). This same individual Policy may also be made available for purchase by entities and businesses in instances for use on a multi-life basis when the Insured people share a common employment or business relationship. When marketed to such entities and businesses to insure such persons (known as marketing on a multi-life basis), the Policy is referred to as the Lincoln AssetEdge® Exec VUL 2015. If applied for in these circumstances, differing requirements regarding underwriting and optional features would apply. The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M, established on December 2, 1997 (“Separate Account”), the Indexed Account, or to the Fixed Account. Some broker-dealers may not allow or may limit the amount you may allocate to certain Separate Account or Indexed Account options. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	PIMCO Variable Insurance Trust

Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2016

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Indexed Account and Fixed Account are automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Indexed Account and Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s and Underlying Fund's objective and risk is found in this prospectus and in each Underlying Fund’s prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are
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relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Policy Values in the Indexed Account.   Premium Payments and policy values allocated to the Indexed Account are held in the Company’s General Account.  As is true of the Fixed Account, this means, that they are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. Again, it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits.  When money is allocated to the Indexed Account, there is a time period that must be met during which the money must remain in the Indexed Account in order for interest to be credited.  You should be aware that if you take that money out of the Indexed Account before that time period is completed, no interest will be credited on the amounts taken out.  During the time values are allocated to the Indexed Account, the amount of interest credited on those values is dependent on the relative growth of an external index.  While we guarantee that we will always credit interest at a minimum 1% interest rate, if there comes a period of time in which the index fails to grow, Premium Payments may need to be increased in order to keep the Policy from terminating (“lapsing”).  As discussed in this prospectus, there are several Indexed Account Options currently available.  It is possible that we may not always offer the same or same number of Indexed Account Options, though we will always offer at least one and we will never pay less than the guaranteed interest that can be earned in any Indexed Account Option.  An exception to this is if the Indexed Account itself is discontinued.  In such case, you will be able to transfer your Policy values held in the Indexed Account to the Fixed Account or one or more Sub-Accounts of your choosing.  However, if you do not tell us to where you would like those values transferred, they will be automatically reallocated to the Fixed Account.  Finally, please note that, if the index we use is no longer available or changes the way it is calculated, we reserve the right to substitute the index with one of our choosing, subject to any required regulatory approvals.  For more information, please see “Lincoln Life, The Separate Account and The General Account”, “Indexed Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on policy values, your Policy may include the No-Lapse Provision, discussed in more detail in the Lapse and Reinstatement section of this prospectus, to help you manage some of the risk of Policy Lapse.
Decreasing Death Benefit.  Any outstanding Policy Loans and any amount that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years. There is no Surrender Charge assessed if you partially surrender your Policy; however a Surrender Charge may be assessed if you specifically request a Reduction in Specified Amount within the first 10 Policy Years or within ten Policy Years from the date of an increase in Specified Amount. (See the section headed “Surrender Charges” for a detailed discussion of when Surrender Charges are assessed.) Full or Partial Surrenders may result in tax consequences. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. If there is value in the Indexed Account, note that interest (in the form of “Indexed Credits” as described in the Indexed Credit section under “Lincoln Life, The Separate Account and The General Account”) is not credited on any money withdrawn from a Segment prior to Segment Maturity. Upon Full Surrender only, any Segments will receive the 1.00% guaranteed rate prorated based on surrender date.
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Tax Consequences.  As noted in greater detail in the section headed “Tax Issues”, the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.
Tax Treatment Of Life Insurance Contracts. Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy account value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate your policy account value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose policy account value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning and surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
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Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3.0% charge for state and federal tax obligations.	When you pay a Premium.	5.0%[1]
Surrender Charge*2
A dollar amount per $1,000 of Specified Amount	For up to 15 years from the Policy Date and up to 15 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 10 years from the Policy Date or up to 10 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount.
Maximum Charge		$53.41 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco, in year one.		$37.47 per $1,000.
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 5.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
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Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco, in year one.		$0.13 per $1,000.
Mortality and Expense Risk Charge (“M&E”)	At the end of each Valuation Period
A percentage of the value of the Separate Account, calculated daily.
Maximum Charge		0.20% (effective annual rate)
Administrative Fee* Comprising of:	Monthly
1) Flat Fee		$15
Plus:
2) For the first 10 Policy Years from Policy Date or increase in Specified Amount, a monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount:
Maximum Charge		$1.97 per $1,000.
Minimum Charge		$0.01 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		$0.34 per $1,000.
Plus:
3) Indexed Account Charge
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Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
A percentage of the Holding Account Value and Indexed Account Value.
Maximum Charge		0.15% (effective annual rate)
Policy Loan Interest[2]	Annually
Fixed Loan
A percentage of the amount held in the Loan Account.		4.0%
Participating Loan
A percentage of the loaned amount held against the Holding Account Value and the Indexed Account Value.		6.0%
Exec Enhanced Surrender Value Rider – Multi-Life Basis (Lincoln AssetEdge® Exec VUL 2015)	Monthly (in Policy Years 2-5 only)
A dollar amount per $1,000 of Initial Specified Amount.
Option 1		$0.05 per $1,000.[3]
Option 2		$0.075 per $1,000.[3]
Interest on Accelerated Benefit Lien	Annually
A percentage of Accelerated Benefit Up to Surrender Value		4.0%
A percentage of Accelerated Benefit Exceeding Surrender Value		Variable[4]
Overloan Protection Rider	One-time charge when benefit is elected
A percentage of the then current Accumulation Value
Maximum Charge		5.0%[5]
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Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Optional Rider Charges		Individualized based on whether optional Rider(s) selected.
Basic Accelerated Benefits Riders[6]	When any benefit payment is made.	$250 (deducted from amount of benefit paid.)
Change of Insured Rider	N/A	There is no charge for this rider.
Enhanced Surrender Value Rider – Individual Basis[7]	Monthly (in Policy Years 2-5 only)
A dollar amount per $1,000 of Initial Specified Amount.		$0.05 per $1,000.[7]
Lincoln LifeEnhance® Accelerated Benefits Rider Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk or Rider Net Amount at Risk, whichever is applicable at the time.
Maximum Charge[8]		$4.47 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco, in year one.		$0.09 per $1,000
Waiver of Monthly Deduction Rider[9]	Monthly
A percentage of all other covered monthly charges.
Maximum Charge		12.0%
Minimum Charge		2.0%
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		3.5%
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.
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[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Interest on Fixed Loans accrues daily at an effective annual rate of 4.0% in years 1-10 and 3.0% thereafter. Interest on Participating Loans accrues daily at an effective annual rate of 6.0% in years 1-10, 5.0% in years 11 through Attained Age 121, 3.0% thereafter. See the section headed “Policy Loans” for a more detailed discussion.
[3]	This rider is required and will automatically be issued for policies applied for on a multi-life basis (Lincoln AssetEdge® Exec VUL 2015) and the Owner of the Policy will have the opportunity to elect a higher Exec Enhanced Surrender Value (Option 2). See section headed “Exec Enhanced Surrender Value Rider - Multi-Life Basis” in the Riders section of this prospectus for a more detailed discussion.
[4]	Under the basic Accelerated Benefits Riders, payments of benefits are considered as liens, which as described more fully in the section headed “Policy Loans”, are charged interest as shown in the Table above. Variable interest shall be at a rate not to exceed higher of (i) published monthly average of Moody's Corporate Bond Yield Average - Monthly Average Corporates (determined 30 days in advance of beginning of Policy Year) and (ii) the rate used to compute the Accumulation Value of the Fixed Account plus 1.0%. Although deducted annually, interest accrues daily.
[5]	For Policies with applications signed on or after May 9, 2016, the charge is guaranteed at 3.0%. See the section headed “Rider Charges” in the Policy Charges and Fees section of this prospectus.
[6]	There are two versions of this rider, and the charge for each version of the rider is the same. See Riders section for detailed discussion of the terms of each rider, including that the payment of a benefit under either version of the Rider is considered a loan against the Policy.
[7]	This rider is optional if the Policy is applied for on an individual basis. See section headed “Enhanced Surrender Value Rider - Individual Basis” in the Riders section of this prospectus for detailed discussion.
[8]	Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 200% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[9]	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. “Covered monthly charges” are the Monthly Deductions under the Policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.67% [1]	0.21%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.85%. These waivers and reductions generally extend through April 30, 2017 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none
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have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Indexed Account. The Indexed Account is part of the Company's General Account and you may allocate all or part of your assets under certain Indexed Account Options that are eligible for interest (“Indexed Credits”) based on the performance of an outside financial index (“Index”) and are discussed in more detail under the “Indexed Account Options” section of this prospectus. It is important to note that: (a) you are not purchasing or investing in any of the stocks that make up the Index and therefore have no rights of ownership such as the right to earn dividends, receive distributions or the right to vote; (b) the performance of the Index is a factor we make reference to in determining Indexed Credits but otherwise is not part of the Policy nor is it affiliated with us. Interests in the Indexed Account have not been registered with the SEC.  Lincoln National believes that there are sufficient insurance elements and guarantees with respect to interests in the Indexed Account to qualify for an exemption from registration under the federal securities laws under Section 3(a)(8) of the Securities Act of 1933.  With respect to the Indexed Account, the Policy is in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.
The Index being offered is shown in your Policy Specifications.  The current Index is the S&P 500 Index.
The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by The Lincoln National Life Insurance Company.  Standard & Poor's®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by The Lincoln National Life Insurance Company.  The Lincoln National Life Insurance Company’s product is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general
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liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.48% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
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Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance
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or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
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Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
This fund will be available on or about May 9, 2016. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	Global Allocation V.I. Fund (Class I): High total investment return.
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Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Growth Series (Standard Class): Long-term capital appreciation.
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
(formerly LVIP BlackRock Equity Dividend Managed Volatility Fund)
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
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•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Standard Class)(2): A balance between current income and growth of capital, with a greater emphasis on growth of capital.
This fund will be available on or about May 9, 2016. Consult your registered representative.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Standard Class)(2): A balance between current income and growth of capital, with a greater emphasis on growth of capital.
This fund will be available on or about May 9, 2016. Consult your registered representative.
•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation. This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 9, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with the preservation of capital.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
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•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Government Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
(formerly LVIP Money Market Fund)
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Standard Class)(2): Capital appreciation and current income.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Conservative Structured Allocation Fund: (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
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•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP VIP Mid Cap Managed Volatility Portfolio (Standard Class)(2): Capital appreciation. This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return. This fund will be available on or about May 9, 2016. Consult your registered representative.
•	Utilities Series (Initial Class): Total return.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(1)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.
(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
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Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled
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to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
Indexed Account Options
The Indexed Account consists of Indexed Account Options as shown in your Policy Specifications. Please consult your registered representative to determine which of the following Indexed Account Options are available to you. We reserve the right to add and remove one or more Indexed Account Options, but at least one will be available to you.
Any money allocated to the Indexed Account will first be deposited into the Holding Account (see section headed “Policy Values” for a more detailed discussion on Holding Account Value). On the 15th day of the calendar month, any money in the Holding Account will be applied to the Indexed Account Option(s) you have selected per your allocation instructions. This will begin a new “Segment”, which is a portion of the Indexed Account created each time a transfer is made from the Holding Account to the Indexed Account. A Segment lasts for a 12-month term and is eligible for Indexed Credits (see below) at the “Segment Maturity Date” (the last day of the 12-month term). Each such application to an Indexed Account Option starts a new Segment. You may have multiple Segments at any given time.
Indexed Account Options are eligible for non-guaranteed Indexed Interest which is linked to the percentage change of the Index from the start to the end of the Segment — also known as 1 Year Point to Point (PTP). Each Indexed Account Option determines the crediting rate through a different method employing a “Cap” and/or a “Participation Rate”, which are declared at the beginning of each Segment. A Cap is a limit on the index growth used in calculating the amount of interest to be credited. The Participation Rate reflects how much of that growth you will be able to realize under the Indexed Account Option(s) you have chosen. The guaranteed minimum Cap and/or Participation Rate is shown in your Policy Specifications. Subsequent Caps and/or Participation Rates may differ, but will never be less than the guaranteed minimum rate. Please contact your registered representative to determine the current Cap and/or Participation Rate. For all Indexed Account Options, Indexed Crediting is applied on the Segment Maturity Date at a rate guaranteed to be no less than 1.00% annually. Interest is not credited on any money withdrawn from the Segment prior to maturity.
1 Year PTP Capped Indexed Account Option: Earns the full PTP percentage increase of the Index up to the Cap declared at the beginning of the Segment. The Cap will never be less than 1.0%.
Advantages: Performs optimally in a moderate market.
Disadvantages: When market returns are higher, the cap may limit credited interest when compared to the Uncapped account. When Market returns are lower, credited interest is not increased through a higher participation rate when compared to the High Participation Indexed Account Option.
1 Year PTP Uncapped Indexed Account Option: Earns a portion of the PTP percentage increase of the Index based on a Participation Rate declared at the beginning of the Segment. The Participation Rate will never be less than 15%.
Advantages: Performs optimally when market returns are at their highest.
Disadvantages: When market returns are low to moderate, the lower participation rate may limit credited interest when compared to Capped or High Participation Indexed Account Options.
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1 Year Point-to-Point High Participation Indexed Account Option: Earns the PTP percentage increase of the Index increased by a Participation Rate up to a Cap declared at the beginning of the Segment. The Participation Rate will never be less than 140%. The Cap will never be less than 1.0%.
Advantages: Performs optimally when market returns are lower.
Disadvantages: As market increases, the cap may limit credited interest when compared to the Capped or Uncapped Indexed Account Options.
How the current Indexed Account Options perform in different hypothetical scenarios using the assumed Cap and Participation Rate shown:
	Crediting Rate by Indexed Account Option
Hypothetical Index Return	1 Year PTP Capped Indexed Account Option Cap: 10% Participation Rate: 100%	1 Year PTP Uncapped Indexed Account Option Cap: N/A Participation Rate: 55%	1 Year PTP High Participation Indexed Account Option Cap: 8.5% Participation Rate: 140%
-4%	1%	1%	1%
6%	6%	3.3%	8.4%
8%	8%	4.4%	8.5%
15%	10%	8.25%	8.5%
32%	10%	17.6%	8.5%
Based on the assumptions shown, performs best when Index returns approximately:	8.5% to 18.18%	18.18% and up	0.72% to 8.5%
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, will be deducted from the value of each Sub-Account and the Fixed Account in the same proportion as the balances invested in the total of such account(s) as of the date on which deduction is made, unless you and we agree otherwise in writing. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Monthly Deduction, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis until the cost of the Monthly Deduction has been satisfied. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. At the time a Monthly Deduction causes a reduction to the value of a Segment, an Index Bonus may be credited. See section headed “Index Bonus”. Currently we will permit you to designate the specific Sub-Accounts and/or the Fixed Account from which you wish Monthly Deductions to be deducted. However, we reserve the right to terminate or change this practice upon notice to you.
If you have selected designated Sub-Accounts, and in a given month there is not sufficient value in one or more of those Sub-Accounts to cover the Monthly Deduction, we will deduct the remaining Monthly Deduction from the
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Sub-Accounts which have value in the same proportion as the balances invested in the total of such account(s) as of the day the deduction is made. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Monthly Deduction, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis until the cost of the Monthly Deduction has been satisfied. The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated Sub-Accounts at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.
If the Surrender Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We currently deduct 3.5% from each Premium Payment in all Policy Years. We reserve the right to increase this charge, but guarantee it will not exceed 5.0% from each Premium Payment. The Premium Payment, net of the Premium Load, is called the “Net Premium Payment.”
Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by age of the Insured, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $53.41 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
The duration of the Surrender Charge is determined by the age of the Insured on the Policy Date or on the date of an increase in Specified Amount.
If, on the Policy Date (or date of increase in Specified Amount), the Insured is:	The Surrender Charge Period as it relates to the Initial Specified Amount or any increase in Specified Amount is:
• Ages 0-55,	15 years
• Age 56,	14 years
• Age 57,	13 years
• Age 58,	12 years
• Age 59,	11 years
• Age 60 and above,	10 years
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account in the same proportion as the balances invested in the total of such account(s) as of the date on which deduction is made. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Surrender Charges, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis until the cost to cover the Surrender Charge has been satisfied. If multiple Segments were opened on the
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same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. The Surrender Charge will not exceed the then current Accumulation Value less any Indebtedness. All Surrender Charges decline to zero within 15 years following policy issue, or any increase in Specified Amount.
Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:
1)	occurs after the tenth Policy Anniversary following Policy issue or increase in Specified Amount; or
2)	is caused by a Partial Surrender.
B. For all other decreases, the charge will be calculated as 1) divided by 2) and then multiplied by 3), where:
1)	is the amount of the decrease;
2)	is the Initial Specified Amount; and
3)	is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient Surrender Value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the then current Accumulation Value less any Indebtedness.
In addition, if your Policy includes the Enhanced Surrender Value Rider or the Exec Enhanced Surrender Rider, you may surrender your Policy for an enhanced Surrender Value provided under the rider, without being subject to the Policy Surrender Charges.
Any surrender may have tax implications. Consult your tax or other registered representative before initiating a surrender.
Partial Surrender Fee
No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
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Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.20% in all Policy Years. The current charge is at an effective annual rate of 0.15% in Policy Years 1-15 and 0.00% in Policy Years 16 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The monthly Cost of Insurance Charge is equal to A) multiplied by the result of B) minus C), where:
A) is the current cost of insurance rate as determined by the Company;
B) is the death benefit at the beginning of the Policy Month, divided by the Net Amount at Risk Discount Factor (1 plus .00082954), divided by 1,000; and
C) is the Accumulation Value at the beginning of the Policy Month after the deduction of the monthly Administrative Fee (as described below) but prior to the deduction for the monthly Cost of Insurance, divided by 1,000.
The Net Amount at Risk Discount Factor is the monthly equivalent of an effective annual rate of 1.0%.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency, expenses (including taxes), capital and reserve requirements. For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
There is a monthly Administrative Fee, (as shown in Table II of this prospectus and reflected as the “Monthly Administrative Fee” in the Policy Specifications), which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including but not limited to premium billing and collection, policy value calculation, confirmations, and periodic reports. It is calculated as A) plus B) plus C) where:
A) a flat Monthly Deduction of $15 during all Policy Years up to age 121, currently to age 100.
B) for the first 10 Policy Years from the Policy Date or increase in Specified Amount, a per $1,000 charge which varies with the Insured’s issue age, gender, death benefit option, Benefit Selection Option, and
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premium class. This charge will never exceed $1.97 per month per $1,000 of Initial Specified Amount or increase in Specified Amount.
C) for the first 15 Policy Years from the Policy Date, a percentage of the value in the Holding Account and Indexed Account, guaranteed not to exceed an annual effective rate of 0.15%.
Policy Loan Interest
If you borrow against your Policy in the form a Fixed Loan, interest will be charged to the Loan Account Value. The annual effective interest rate is 4.0% in years 1-10, 3.0% in years 11 and beyond. We will credit 3.0% interest on the Loan Account Value in all years.
Interest charged on a Participating Loan will be at an annual effective rate of 6.0% in years 1-10, 5.0% in years 11 through Attained Age 121, and 3.0% thereafter.
The amount of your Fixed Loan or Participating Loan, plus any accrued but unpaid interest, equals your Indebtedness.
Rider Charges
Basic Accelerated Benefits Riders.  There is a flat charge of $250 (limited in certain states), which will be deducted from any benefit when paid.
Lincoln LifeEnhance® Accelerated Benefits Rider. If you elect this rider, there is a monthly Cost of Insurance Charge for this rider which will be part of the Monthly Deduction made under the Policy. The amount deducted each Policy Month will be calculated as (A) multiplied by (B) where:
(A)	is the applicable rate found in the “Guaranteed Maximum Cost of Insurance Rate Per $1,000 of Policy Net Amount at Risk or Rider Net Amount At Risk” table of rates shown on the Policy Specifications; and
(B)	is either i. or ii. noted below:
i.	For any Policy Month prior to acceleration of the death benefit, the Policy’s Net Amount at Risk divided by $1,000; or
ii.	Following acceleration of the death benefit, for any Policy Month in which benefits are not payable, the Rider’s Net Amount at Risk divided by $1,000.
The Rider’s Net Amount at Risk is equal to the Remaining Benefit Amount at the beginning of the Policy Month, divided by the Net Amount at Risk Discount Factor shown on the Policy Specifications, minus the Policy’s Accumulation Value at the beginning of the Policy Month after the deduction of the monthly Administrative Fee shown in the Policy Specifications (see Table II of this prospectus) but prior to the deduction for the monthly Cost of Insurance.
Each Policy Month you receive a Chronic Illness Monthly Benefit Amount or the Terminal Illness benefit, this rider’s Cost of Insurance will be waived.
Enhanced Surrender Value Rider – Individual Basis.   If application is made for a Policy on an individual basis, there is a monthly charge during Policy Years 2-5 of $0.05 per $1,000 of Initial Specified Amount
Exec Enhanced Surrender Value Rider – Multi-Life Basis.   If application is made for Policies on a multi-life basis (as the Lincoln AssetEdge® Exec VUL 2015), there is a monthly charge during Policy Years 2-5 of $0.05 per $1,000 of Initial Specified Amount for Option 1 and $0.075 per $1,000 of Initial Specified Amount for Option 2.
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. For Policies with applications signed on or after May 9, 2016, this charge is 3.0% of the then current Accumulation Value. For all other Policies, this charge will not exceed 5.0% of the then current Accumulation Value.
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Waiver of Monthly Deduction Rider.  The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a percentage. The percentage depends on the age, underwriting category and gender of the Insured. The maximum percentage is 12.0%. If you have elected this rider, a table of percentages appears on the rider pages in your Policy.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages. These pages provide important information about your Policy such as: the identity of the Insured and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue age; Planned Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to availability); and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
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Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the Insured.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 15 and at most age 85, if the Policy is fully underwritten. Other age limits may apply if this Policy is not fully underwritten. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.
Owner
The Owner on the Date of Issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount , death benefit option, and death benefit qualification test;
2)	optional riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts , the Fixed Account, or the Indexed Account.
In addition, for Policies sold on a multi-life basis as Lincoln AssetEdge® Exec VUL 2015, the Enhanced Surrender Value Rider will automatically be included with each Policy, and the Owner of each Policy will have choice of which enhancement option is desired. (See discussion of “Enhanced Surrender Value Rider” in the Riders section of this prospectus).
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans,  make Partial Surrenders, Surrender the Policy entirely,  request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by
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us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within 10 days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated among the Sub-Accounts, Fixed Account, and Indexed Account which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts, Fixed Account, and Indexed Account which you designated. Any Net Premium Payments allocated to the Indexed Account will be held in the Holding Account until the next Indexed Account Allocation Date. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than  $100,000 (other limits may apply when your Policy is not fully underwritten). This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, and from these accounts to the Indexed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. Transfers from the Indexed Account can only be made from a Segment that has reached the end of its 12-month term (“Matured Segment”), based on your allocation instructions. Money cannot be transferred out of a Segment.
During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts or the Indexed Account, it may take several years to do so. We reserve the right to waive these transfer restrictions from the Fixed Account at any time. Please contact your registered representative to determine if a waiver is currently in effect.
Requests for transfers must be made in writing, or electronically if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account or the Indexed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally
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4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we
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submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
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Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing as described on an allocation form provided by us. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account or on a limited basis from the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Dollar Cost Averaging transfers from the Fixed Account can only be elected at the time your Policy is issued. Transfers from the money market Sub-Account may be elected at any time while your Policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging at the time you apply for your Policy. In addition, you may elect Dollar Cost Averaging after your Policy has been issued by contacting our Administrative Office in writing at the address shown on the first page of this prospectus or by calling 1-800-487-1485.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or on a limited basis from the Fixed Account is insufficient to complete the next transfer;
2)	seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	after 12 or 24 months (as elected by you); or
4)	if your Policy is surrendered or otherwise terminates.
From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your registered representative to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account and the Indexed Account are not subject to rebalancing. The pre-determined level is the allocation initially selected on the allocation form provided by us, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue and whether Policy is fully underwritten, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Basic Accelerated Benefits Riders.  There are two basic Accelerated Benefits Riders. The availability of the riders is based upon the Insured meeting our underwriting criteria (including the Insured's age and the state of the Insured's
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health at the time of your application), which will determine which, if any, form of rider will be issued to you. If the Insured meets our underwriting requirements and if you apply for the riders at the same time as you apply for your Policy, you will be issued the second version of the rider (as described below). If the Insured does not meet our underwriting requirements (or you do not apply for the riders when you apply for your Policy), you will be issued the first version of the rider that is described below. There is a charge for these riders of $250 (limited in certain states), which will be deducted from any benefit when paid. A benefit payable under either form of rider (the “Accelerated Benefits”) will be considered as a lien against your Policy for the amount of the Accelerated Benefit paid, and the lien will be considered as a Policy Loan and will be charged interest. (See section headed “Policy Loans”.) As the benefit paid is a lien, you may, if you wish, repay any part (but not less than $25) or all of the amount paid. The amount of any lien outstanding at the time of the death of the Insured will be deducted from the death benefit otherwise payable. In certain states, the availability of the riders, and the benefits available thereunder, are limited; please consult with your registered representative as to availability and benefits.
One version of this rider pays a portion of the death benefit upon occurrence of Terminal Illness (defined by the rider as when the Insured's life expectancy is reduced to less than 12 months) or Nursing Home Confinement (defined by the rider as the Insured being confined to a qualifying nursing home for the balance of life), subject to the terms of the rider. This version of the rider will pay 50% of the death benefit for Terminal Illness and 40% of the death benefit for Nursing Home Confinement, subject to an overall maximum of $250,000 on all policies in force with us, in accordance with the terms of the rider. You may apply for this rider either at the time your application for the Policy is made or at any time thereafter. Our underwriting rules in effect at the time you apply will determine whether the rider will be issued.
The second version of this rider, which must be applied for at the time you apply for your Policy, in addition to paying the same portion of the death benefit upon the occurrence of Terminal Illness or Nursing Home Confinement (as discussed above), also may pay a portion of the death benefit upon critical illness or a condition specified in the rider. The illnesses which qualify are detailed in the rider and generally include, but are not limited to, heart attack (myocardial infarction) and life threatening cancer. In the instance of critical illness, the portion of the death benefit payable is 5% (not to exceed a total of $25,000) upon the occurrence of the first critical illness covered by the rider.
To receive a benefit, you must contact us and let us know which benefit you are requesting and the benefit amount (subject to maximum limits) you would like. We will let you know what physician’s certification or other requirements you must submit. If you request less than the maximum benefit, you may later apply for the balance of the benefit. For example, if the Insured is confined to a qualifying nursing home for the balance of life, and your only policy with us covering that Insured has a $100,000 death benefit, you could request up to 40% or $40,000, and if the Insured is later diagnosed with a medical condition resulting in a less than 12 month life expectancy, you may request an additional 10% (for a total benefit of 50%) or $10,000 (for a total benefit of $50,000). Because the benefit payable creates a lien on the Policy, the maximum amount of your benefit may also be restricted (or no benefit may be payable) if you have an outstanding Policy Loan or if the Policy has been assigned to a third party. Benefits paid under the rider may restrict your ability to request future Policy Loans.
Lincoln LifeEnhance® Accelerated Benefits Rider. The availability of this rider is based upon the Insured meeting our underwriting criteria (including the Insured’s age, gender and the state of the Insured’s health at the time of your application). You must apply for this rider at the time you apply for your Policy. Charges for this rider, if elected, are part of the Monthly Deductions.
This rider provides for the acceleration of up to 100% of the Original Benefit Amount, as determined below, upon occurrence of a Qualifying Event provided all of the terms and conditions of this rider have been met. There are two Qualifying Events: (1) the Insured is certified as Chronically Ill as defined in the rider; or (2) the Insured is certified as Terminally Ill as defined in the rider.
Depending on which Qualifying Event occurs and the benefit payment option you have chosen, the Original Benefit Amount will be determined as follows, assuming all the Conditions for Eligibility for Benefit Payments, also described below, have been satisfied:
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A.	For Chronic Illness where you have elected to receive benefits in a one-time lump sum and have met all Conditions for Eligibility of Benefit Payments:
•	the Policy’s Death Benefit Proceeds, without reduction by an outstanding Indebtedness, (the “Gross Death Benefit Proceeds”).
B.	For Chronic Illness where you have elected to receive Monthly Benefit Amounts or where you elect to receive the Terminal Illness benefit and have met all Conditions for Eligibility for Benefit Payments:
•	the Gross Death Benefit Proceeds after a (required) change to Death Benefit Option 1.
You are eligible to receive an Accelerated Benefit payment if the Policy and this rider are in force and the Insured is living when all of the following requirements (the “Conditions for Eligibility for Benefit Payment”) are met:
1.	Our receipt and approval of the following documentation provided by you:
a.	For Chronic Illness, Written Certification or Written Re-certification that the Insured is a Chronically Ill individual; or
b.	For Terminal Illness, a Terminally Ill Certification that the Insured is Terminally Ill; and
c.	A written consent to make such payment from any assignee of record named under the Policy or any irrevocable Beneficiary named under the Policy; and
2.	We complete, at our discretion and expense, a personal interview with, and an assessment of, the Insured, including examination or tests by a “Licensed Health Care Practitioner” of our choice for a Chronic Illness qualifying event or by a physician of our choice for a Terminal Illness qualifying event; and our receipt of copies of any relevant medical records from a health care provider involved in the Insured’s care. A Licensed Health Care Practitioner is a physician, as defined in Section 1861(r)(1) of the Social Security Act, a registered professional nurse, licensed social worker, or other individual who meets such requirements as may be prescribed by the United States Secretary of Treasury, or qualifications to our satisfaction.
The Original Benefit Amount will be reduced by any benefit payments made. The balance remaining is the “Remaining Benefit Amount”. There is no waiting period to receive a benefit under this rider once all Conditions for Eligibility for Benefit Payments have been satisfied and benefits will be paid retroactively to the date of our receipt of all documentation provided by you that is necessary to satisfy all Conditions for Eligibility for Benefit Payments. Furthermore, we do not require proof of incurred expenses for you to receive benefits under this rider. This rider’s benefits will only be paid to the Owner of the Policy and will only be paid by check or other method made available by us. Any benefit to be paid is subject to the “Incontestability” provision of the Policy.
The benefit payment options available to you under this rider are as follows:
(1)	For a Chronic Illness Qualifying Event
You may elect to receive the benefit as either (a) Monthly Benefit Amounts or (b) a one-time lump sum payment.
(a)	Monthly Benefit Amounts - Provided all Conditions for Eligibility for Benefit Payments have been satisfied, you may elect to receive accelerated monthly benefit payments (the “Monthly Benefit Amount”) without losing the option of electing a one-time lump sum payment of the Remaining Benefit Amount.
For each Benefit Period, defined below, in which you qualify to receive benefits, you may elect a Monthly Benefit Amount equal to or greater than the Minimum Monthly Benefit but not exceeding the Maximum Monthly Benefit. Both of these amounts are shown on the Policy Specifications. Please note that the Monthly Benefit Amount is not cumulative. The entire Maximum Monthly Benefit may be taken, but if not, the remaining portion cannot be added to future payments. By electing an amount less than the Maximum Monthly Benefit, the amount of the Original Benefit Amount available for later benefit payments (the “Remaining Benefit Amount” as noted above) will be reduced more slowly; however, you should consider that you may or may not re-qualify for future “Written Re-certifications”. A “Written Certification” is the Written Certification that we must receive and approve prior to the start of each Benefit Period following the initial Benefit Period in order for you to be eligible for
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Chronic Illness Monthly Benefit Amounts, provided all other Conditions for Eligibility for Benefit Payments are met. “Written Certification” is the documentation required, in a form satisfactory to us, certifying that the Insured is Chronically Ill as defined in the rider and providing certain other information with respect to the Insured’s ongoing health service needs. A “Benefit Period” is a period of time not to exceed twelve consecutive months. Each such period begins on the Monthly Anniversary Day after we receive all documentation provided by you necessary to satisfy all Conditions for Eligibility for Benefit Payments. A new Benefit Period will begin no earlier than the end of the current Benefit Period.
The largest amount that may be elected is the Maximum Monthly Benefit. As shown on the Policy Specifications, the Maximum Monthly Benefit may not exceed the lesser of the shown percentage of the Original Benefit Amount or the monthly equivalent of the Per Diem Limit (which is set annually on January 1 by the Internal Revenue Service.) At the time of claim and for each subsequent Benefit Period, we will notify you of your Maximum Monthly Benefit.
Sixty (60) days prior to the end of each Benefit Period, we will send you documentation for Written Re-certification. As part of this documentation, if your Maximum Monthly Benefit is based on the Per Diem Limit and the Per Diem Limit increases, we will provide you with an adjusted Maximum Monthly Benefit. If your Maximum Monthly Benefit is based on the Per Diem Limit, the Maximum Monthly Benefit in this documentation will be based on a 30 day Policy Month. If you elect the Maximum Monthly Benefit, the actual amount you receive will be adjusted based on the number of days in each Policy Month.
Chronic Illness Monthly Benefit Amounts will end when any of the following occur:
(1)	the Insured fails to meet any one of the Conditions for Eligibility for Benefit Payments;
(2)	you notify us to discontinue Monthly Benefit Amount payments; or
(3)	this rider terminates.
In the event you request that we discontinue Monthly Benefit Amount payments and then, at a later date, you desire to begin a new Benefit Period, we will allow you to do so provided all of the Conditions for Eligibility for Benefit Payments are met.
(b) One-Time Lump Sum - If you elect a one-time lump sum payment, the Remaining Benefit Amount will be multiplied by the then applicable Chronic Illness one-time lump sum actuarial discount factor when determining the amount of the payment (as described in the discussion of actuarial discount factors below). The payment of a one-time lump sum will cause termination of both this rider and the Policy.
(2)	For a Terminal Illness Qualifying Event
The maximum Terminal Illness benefit payment will be the lesser of 1) 50% of the Remaining Benefit Amount; or 2) $250,000. Note: This benefit will only be paid once and will be paid as a lump sum, if you elect less than the maximum benefit, the remainder will not be available at a later date. The amount accelerated will be greater than the Terminal Illness benefit payment and will be determined by dividing the requested benefit payment by the applicable Terminal Illness actuarial discount factor discussed below. The amount accelerated will not be allowed to exceed the Remaining Benefit Amount.
As described above, a Chronic Illness one-time lump sum actuarial discount factor will be applied to the Chronic Illness one-time lump sum and a Terminal Illness actuarial discount factor will be applied to the Terminal Illness amount accelerated. These actuarial discount factors reflect the early payment of benefits available under the Policy. The actuarial discount factor used will be based on a mortality assumption and an interest rate which has been declared by us in effect on the date the benefit payment is determined. The maximum interest rate used shall not exceed the greater of:
a)	the current yield on 90 day treasury bills available on the date the benefit payment is determined; or
b)	the current Maximum Statutory Adjustable Policy Loan Interest Rate (the highest variable interest rate
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permitted under state law) in effect on the date the benefit payment is determined. This maximum rate will not be more than the higher of the following:
(1)	The published monthly average (defined below) for the calendar month ending 2 months before the date on which the rate is determined; or
(2)	The rate used to compute the Fixed Account under the Policy for that year plus 1 percent.
The published monthly average referred to above is defined as:
(a)	Moody's Corporate Bond Yield Average - Monthly Average Corporates as published by Moody's Investors Service, Inc., or any successor thereto; or
(b)	In the event that Moody's Corporate Bond Yield Average - Monthly Average Corporates is no longer published, a substantially similar average, established by regulation, or other method, issued by the Insurance Department of the state or other jurisdiction where the Policy is delivered.
Please note that, subject to meeting all Conditions for Eligibility for Benefit Payments, defined below, you may elect to receive Accelerated Benefits as follows:
(a)	Chronic Illness in Monthly Benefit Amounts and then at a later date elect the Chronic Illness one-time lump sum payment; or
(b)	Chronic Illness Monthly Benefit Amounts and then at a later date elect to receive the Terminal Illness benefit. In the same Policy Month, you may receive both a Chronic Illness Monthly Benefit Amount and the Terminal Illness benefit; or
(c)	Chronic Illness Monthly Benefit Amounts, then at a later date elect to receive the Terminal Illness benefit and finally receive the Chronic Illness one-time lump sum payment; or
(d)	Terminal Illness benefit and then at a later date elect to receive a Chronic Illness benefit in either Monthly Benefit Amounts or the one-time lump sum payment, or both.
Any Chronic Illness Monthly Benefit Amount or Terminal Illness benefit paid under this rider will be first used to repay a portion of any outstanding Indebtedness under the Policy. The portion to be repaid will be determined by the product of the following:
[A / B] * C where:
A = is Indebtedness;
B = is the Remaining Benefit Amount immediately prior to a benefit payment; and
C = is either i. or ii. noted below, depending on the Qualifying Event:
i.	the Chronic Illness Monthly Benefit Amount; or
ii.	the Terminal Illness benefit payment divided by the applicable Terminal Illness actuarial discount factor.
If there is value in the Loan Account, the Loan Account will be reduced by the amount of the reduction in the benefit payment due to the repayment of Indebtedness.
If the Chronic Illness one-time lump sum benefit payment is elected, the benefit payment will be reduced by any outstanding Indebtedness under the Policy.
It’s important to note that if any of the following riders are attached to your Policy, this rider may have an impact on any benefits provided under such rider.
Waiver of Monthly Deduction Rider: If the Insured is on Total Disability as provided under any Waiver of Monthly Deduction Rider, we will continue to waive the Monthly Deductions falling due under the Policy once payment of an Accelerated Benefit begins under this rider.
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Enhanced Surrender Value Rider: Once payment of an Accelerated Benefit under this rider begins, the Enhanced Surrender Value Rider will terminate.
Exec Enhanced Surrender Value Rider: Once payment of an Accelerated Benefit under this rider begins, the Exec Enhanced Surrender Value Rider will terminate.
Benefit payments under this rider will reduce certain policy and rider values by multiplying such values by a Reduction Ratio noted below. The values that will be reduced are as follows:
1.	Specified Amount;
2.	Accumulation Value;
The Reduction Ratio will be applied to the Accumulation Value in the following order:
(i) The Fixed Account Value and Sub-Accounts will be reduced first in the same proportion as the balances are invested in such accounts;
(ii) If insufficient value exists in the Fixed Account and Sub-Accounts to cover the reduction in Accumulation Value, the Holding Account Value, if any, will be reduced;
(iii) If insufficient value exists in the Holding Account to cover the reduction in Accumulation Value, the most recently opened Segment, if any, will be reduced and will continue in successive order on a last in – first out basis. If multiple Segments were opened on the same Allocation Date, a prorated portion will be taken from each Segment.
Any reduction will occur on the Monthly Anniversary Day prior to the Monthly Deduction. The proportion by which the above values will be reduced will be based on a Reduction Ratio, determined as follows:
A.	Chronic Illness Benefit Payments:
Each Monthly Benefit Amount will reduce the above values by a Reduction Ratio of (b-a)/b where:
a = is the Monthly Benefit Amount, and
b = is the Remaining Benefit Amount immediately prior to a benefit payment.
B.	Terminal Illness Benefit Payment:
The payment of a Terminal Illness benefit will reduce the above values by a Reduction Ratio of (b-a)/b where:
a = is the Terminal Illness benefit payment divided by the applicable Terminal Illness actuarial discount factor, and
b = is the Remaining Benefit Amount immediately prior to the benefit payment.
Additional terms to consider:
For each Policy Month you receive a rider benefit payment, we will send you a monthly report showing the change in current values under your Policy.
If a Death Benefit Option other than Death Benefit Option 1 (Level) is in effect, the Death Benefit Option will be changed to Death Benefit Option 1 (Level) prior to the first benefit payment. No further Death Benefit Option changes are permitted.
The Surrender Charges as shown on the Policy Specifications will be waived.
If the Policy includes a No-Lapse Provision, the provision will terminate.
If there is any Premium in a premium deposit fund, this Premium will be returned to you and will be treated as a normal return of Premium and not as a benefit payment under this rider. If we return any accrued interest with the Premium amount, the interest will be reported as taxable income to you.
You may not make a change in Specified Amount, a change in the Insured’s premium class as shown on this rider’s Policy Specifications, or add rider benefits or increase the amount of rider benefits.
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Further, we reserve the right to transfer all value of each Sub-Account(s) to the Fixed Account. We also reserve the right to transfer all value of the Holding Account and the Indexed Account, if any, to the Fixed Account.
If the death of the Insured occurs prior to the date you satisfy all Conditions for Eligibility for Benefit Payments, we will pay the Death Benefit Proceeds. If the death of the Insured occurs while benefits are being received under this rider, we will pay the Death Benefit Proceeds, which may be less than the Remaining Benefit Amount, and the Death Benefit Proceeds will be reduced by any decrease in the remaining Benefit Amount after the date of the Insured’s death.
This rider provides for Monthly Deductions to be waived in the event you are receiving or have received Chronic Illness Monthly Benefits or a Terminal Illness Benefit. Once benefit payments begin, the Policy’s Monthly Deductions will continue until the Policy’s Surrender Value is reduced to an amount insufficient to pay the Monthly Deduction. After this occurs, the Policy will not lapse as long as this rider is in force. We will stop billing you and will not allow Premium Payments unless otherwise agreed to by you and us. However, we will continue to accept loan repayments.
It is important to note that this rider does not provide an Accelerated Benefit for Chronic Illness or Terminal Illness resulting from:
1.	Intentionally self-inflicted injury or attempted suicide, while sane or insane;
2.	Any act or incident of insurrection or war, declared or undeclared;
3.	The Insured’s participation in, or attempting to participate in, a felony, riot, or insurrection; or
4.	Alcoholism or drug addiction.
You may reinstate this rider as part of your Policy if the Policy is terminated and reinstated. Such reinstatement will be subject to satisfactory evidence of insurability and all other terms and conditions of the Policy to which it is attached.
This rider and all rights provided under it will terminate automatically upon whichever of the following occurs first:
1.	The date you request in writing to terminate this rider;
2.	The Policy’s Specified Amount exceeds the Specified Amount Limit as shown on the Policy Specifications;
3.	The receipt of a Chronic Illness one-time lump sum payment which will cause the termination of both this rider and the Policy to which it is attached;
4.	The Remaining Benefit Amount is reduced to zero which will cause the termination of both this rider and the Policy to which it is attached;
5.	Termination of the Policy; or
6.	The death of the Insured which will cause Death Benefit Proceeds to become payable under the Policy.
In addition, if you have received an Accelerated Benefit payment, this rider will terminate on the earliest of the following:
1.	The date you take a Partial Surrender under the Policy; or
2.	The date you take a loan under the Policy.
Change of Insured Rider.   With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current Insured’s 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Enhanced Surrender Value Rider – Individual Basis.  If application is made for a Policy on an individual basis and you wish this rider to be issued with your Policy, you must select this rider when you initially apply for insurance.
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The rider provides an enhanced Surrender Value without imposition of a Surrender Charge if you fully surrender your Policy during the first five Policy Years (the “Enhanced Surrender Value Period”). This rider does not provide for enhanced Surrender Value for Partial Surrenders, loans, or in connection with the exchange of this Policy for any other policy. This rider will terminate at the earliest of: the Full Surrender of the Policy for the benefit provided by this rider, the end of the fifth Policy Year, lapse of the Policy, or exchange, replacement, or any termination of the Policy except for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider.
If the Policy is fully surrendered at any time during the Enhanced Surrender Value Period, the Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Indebtedness
The following example demonstrates hypothetical Accumulation Values and Surrender Values with and without the Enhanced Surrender Value Rider during the first five Policy Years of the Policy described below:
Sample Policy
•	Insured: Male Standard Non-tobacco, age 55
•	Specified Amount: $1,500,000
•	Benefit Selection Option: Not Elected
•	Death Benefit Option: 1 (Level)
•	Planned annual Premium Payment: $60,000
•	No Indebtedness
•	Assumed Investment Return: 8.00% gross (7.35% net)*

End of Year	Accumulation Value Without ESV Rider	Surrender Value Without ESV Rider	Accumulation Value With ESV Rider	Enhanced Surrender Value With ESV Rider
1	$48,917	$0	$48,917	$48,917
2	$101,529	$30,189	$100,593	$100,593
3	$158,115	$89,010	$156,171	$156,171
4	$218,973	$152,088	$215,946	$215,946
5	$284,428	$219,763	$280,236	$280,236
*	The Assumed Investment Return shown is illustrative only. Your investment return may be higher or lower than the rate used to create this table. The table is intended to illustrate the effect(s) of the application of the ESV Rider on policy values and is not intended to imply that a purchaser can expect to achieve the values shown.
Exec Enhanced Surrender Value Rider – Multi-Life Basis.  If application is made for Policies to be purchased by a business or entity (i.e. an association, or trust established by business or association to fund employee or member benefits) on a multi-life basis (multiple Policies covering several Insureds who share a common association, employment or business relationship), the Exec Enhanced Surrender Value Rider (“Exec ESV Rider”) is required and will automatically be issued with each Policy. Please note that only businesses and entities may purchase this Policy on a multi-life basis and that only such businesses or entities may own the Policy and exercise the ownership privileges provided by the Policy (e.g. electing options, changing Beneficiaries, surrendering, borrowing). At the time of application, you will be able to choose between two options, each of which provide for an increase in the amount that may be received upon a Full Surrender of a Policy than would otherwise be available under the policy’s terms (“Enhanced Surrender Value”). To receive the Enhanced Surrender Value, the Policy must be fully surrendered during the “Exec Enhanced Surrender Value Period.” The Exec Enhanced Surrender Value Period is the number of Policy Years, starting from the date the Policy is issued, during which Surrender Charges apply to the Policy. Once the Policy is issued, the Owner will not be able to change Options. This rider does not provide for an
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Enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of: the Full Surrender of the Policy for the benefit provided by this rider, the end of the Exec Enhanced Surrender Value Period, lapse of the Policy, or exchange, replacement, or any termination of the Policy other than for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider. You may not terminate the rider without terminating the Policy.
Under Option 1, the rider provides an increase in the amount you may receive upon a Full Surrender of the Policy than otherwise would be available under the terms of the Policy by waiving the Surrender Charge. To receive this increased amount (“Enhanced Surrender Value”) your Policy must be fully surrendered during the Exec Enhanced Surrender Value Period (see section headed “Surrender Charges - General” for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated).
Under Option 1, if the Policy is fully surrendered at any time during the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Indebtedness
Under Option 2, if you fully surrender your Policy during the first five Policy Years, this rider provides an increase in the amount you may receive as an Enhanced Surrender Value by waiving the Surrender Charge and by providing a credit for a portion of the monthly Administrative Fees that otherwise would be imposed during this period. The credit is calculated according to the formula shown below and is based on: (a) the lesser of the Initial Specified Amount or current Specified Amount, multiplied by a per $1,000 of Specified Amount adjustment rate that will be shown in the Policy Specifications of your Policy following the words “Enhanced Surrender Value Per Thousand Adjustment Rate.” The credit will offset a portion of those charges described in the Administrative Fees section of “Table II: Periodic Charges Other Than Fund Operating Expenses” as a monthly fee per dollar of Initial Specified Amount or increase in Specified Amount. After the first five Policy Years, the Enhanced Surrender Value will be calculated in the same manner as Option 1, shown above.
Under Option 2,
(a)	if the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Indebtedness; plus
3)
(A)	the lesser of (i) the Initial Specified Amount or (ii) the current Specified Amount, multiplied by
(B)	the Enhanced Surrender Value Per Thousand Adjustment Rate, shown in your Policy Specifications. Note: The result of this calculation provides a credit against a portion of the monthly Administrative Fees imposed during this period and will provide an offset against those charges described in the Administrative Fees section of “Table II: Periodic Charges Other Than Fund Operating Expenses” as a monthly fee per dollar of Initial Specified Amount or increase in Specified Amount.
(b)	if the Policy is fully surrendered at any time after the fifth Policy Year and before the end of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Indebtedness
Accordingly, Option 2 provides a higher Enhanced Surrender Value than Option 1 when the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period.
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Please see sample Policy below for an example of hypothetical Accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your registered representative.
Your Policy Accumulation Value at any point in time equals the sum of the Fixed Account Value, Separate Account Value, Holding Account Value, Indexed Account Value, and the Loan Account Value (see the section headed “Policy Values” for a more detailed discussion). Your Policy Surrender Value equals the Policy Accumulation Value less any Indebtedness less any applicable Surrender Charge (see section headed “Policy Surrenders” for a more detailed discussion).
The following example demonstrates hypothetical Accumulation Values and Surrender Values with and without the Exec Enhanced Surrender Value Rider showing the election of either Option 1 or Option 2 for a Policy with a ten year Exec Enhanced Surrender Value Period:
Sample Policy
•	Insured: Male Standard Non-tobacco, age 55
•	Duration of Policy's Surrender Charge at issue: 15 years
•	Specified Amount: $2,500,000
•	Benefit Selection Option: Not Elected
•	Death Benefit Option: 1 (Level)
•	Planned annual Premium Payment: $60,000
•	No Indebtedness
•	Assumed Investment Return: 8.00% gross (7.35% net)*
•	For this case, the Enhanced Surrender Value Per Thousand Adjustment Rate is $4.39 per $1,000 of Specified Amount for Option 2

	Without ESV Rider		With Exec ESV Rider – Option 1		With Exec ESV Rider – Option 2
End of Year	Accumulation Value	Surrender Value	Accumulation Value	Enhanced Surrender Value	Accumulation Value	Enhanced Surrender Value
1	$40,139	$0	$40,139	$40,139	$40,139	$51,114
2	$83,309	$0	$81,748	$81,748	$80,968	$91,943
3	$129,740	$14,565	$126,500	$126,500	$124,881	$135,856
4	$179,677	$68,202	$174,632	$174,632	$172,110	$183,085
5	$233,385	$125,610	$226,399	$226,399	$222,906	$233,881
6	$291,150	$187,050	$283,636	$283,636	$279,879	$279,879
7	$353,277	$252,827	$345,196	$345,196	$341,155	$341,155
8	$420,096	$323,246	$411,405	$411,405	$407,059	$407,059
9	$491,369	$398,044	$482,018	$482,018	$477,343	$477,343
10	$566,985	$477,160	$556,920	$556,920	$551,887	$551,887
11	$660,416	$585,491	$649,575	$649,575	$644,155	$644,155
12	$759,868	$700,568	$748,185	$748,185	$742,344	$742,344
13	$865,833	$821,133	$853,234	$853,234	$846,934	$846,934
14	$978,868	$947,718	$965,270	$965,270	$958,471	$958,471
15	$1,099,585	$1,080,960	$1,084,895	$1,084,895	$1,077,551	$1,077,551
*	The Assumed Investment Return shown is illustrative only. Your investment return may be higher or lower than the rate used to create this table. The table is intended to illustrate the effect(s) of the application of the Exec
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ESV Rider on policy values and is not intended to imply that a purchaser can expect to achieve the values shown.
Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in the rider (see below) and you choose to take advantage of the benefit it provides, your Policy will not lapse due to insufficient value. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
We will automatically issue this rider with your Policy if the death benefit qualification test chosen is the Guideline Premium Test. This rider is not available if you have chosen the Cash Value Accumulation Test as the basis for the Policy qualifying as life insurance under federal tax law and the benefit is not available to you if the Policy is a Modified Endowment Contract. While there is no charge for adding this rider to your Policy, if you choose to exercise this benefit, there is a one-time charge shown in the Policy Specifications. (See Policy Charges and Fees and Table II of this prospectus.)
In addition to the conditions mentioned above the following must be met at the time the benefit is exercised:
•	Policy Indebtedness is larger than the Specified Amount;
•	The Policy has been in force for a minimum number of Policy Years (“Minimum Policy Years in Force”) as shown in the Policy Specifications;
•	Any Insured identified in the Policy Specifications has attained the age shown as the “Minimum Attained Age” in the Policy Specifications;
•	A level Death Benefit must be in effect;
•	The Policy’s Accumulation Value less Indebtedness must be enough to cover the charge as shown in the Policy Specifications;
•	The ratio of Indebtedness to the Policy’s Accumulation Value must be between the Minimum and Maximum Value Threshold Percentages shown in the Policy Specifications (applies only to Policies with applications signed on or after May 9, 2016);
•	Both the guideline single premium and the guideline level premiums calculated under the Guideline Premium Test must be greater than zero (see the “Death Benefit Qualification Test” section of this prospectus) (applies only to Policies with applications signed on or after May 9, 2016);
•	The sum of three Monthly Deductions and the election charge must exceed the Surrender Value. (applies only to Policies with applications signed prior to May 9, 2016).
Once you exercise the benefit, the following changes will be made to your Policy:
1. We will no longer allow premium payments, partial surrenders, or changes to the Specified Amount;
2. All other riders will be terminated;
3. No additional Monthly Deductions will be taken;
4. No additional loans will be allowed (only applicable for Policies with applications signed prior to May 9, 2016).
5. The Separate Account Value (also referred to the “Variable Account Value” in the rider), if any, will be transferred to the Fixed Account. (This transfer will not be subject to any limitations that may otherwise be in effect and will not be assessed a charge. Also, no further transfers will be allowed, and Automatic Rebalancing will end); and
6. The Policy will become paid-up insurance (i.e. no further payments will be required) and the death benefit will be determined as provided by the Policy but will be no less than the greater of the following, less Indebtedness:
(i) Indebtedness plus $10,000 (for Policies with applications signed on or after May 9, 2016) or Accumulation Value plus $10,000 (for Policies with applications signed prior to May 9, 2016); or
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(ii) An amount determined by us equal to the amount required to qualify the Policy as life insurance under the Internal Revenue Code.
You should consult with a qualified tax advisor before exercising this rider, as there may be tax consequences. Also, we will provide you with notice the first time your Policy meets all the conditions and requirements noted above. We strongly recommend that you carefully monitor the performance of your Policy by annually reviewing a projection of the Policy’s benefits and values (an “illustration”) in order to improve your opportunity of meeting the requirements and conditions of the rider.
Waiver of Monthly Deduction Rider.  If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the Insured’s 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.
Continuation of Coverage
If the Insured is still living at Attained Age 121, and the Policy has not been surrendered, the Policy will automatically remain in force until surrender or death of the Insured.
The Death Benefit Proceeds payable under this Continuation of Coverage provision may be reduced if you have elected a Benefit Selection Option percentage. The Benefit Selection Option and the impact the Benefit Selection Option may have on the Continuation of Coverage provision is detailed in the section below headed “Benefit Selection Option”.
There are certain changes that will take place on the Policy Anniversary when the Insured reaches Attained Age 121:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account and Holding Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account;
5)	we will no longer transfer amounts to the Sub-Accounts;
6)	we will no longer allow any new Segments to be opened and the value of each Maturing Segment will be transferred to the Fixed Account on the Segment Maturity Date;
7)	we will convert a Participating Loan to a Fixed Loan; and
8)	we will continue to charge loan interest.
However, loan interest will continue to accrue. Provisions may vary in certain states.
Benefit Selection Option
When you apply for the Policy, you may elect the Benefit Selection Option. If you elect this option, you will reduce the Specified Amount used to calculate the Death Benefit Proceeds under the Continuation of Coverage provision if the Insured dies after reaching Attained Age 121.
With this option, you can choose to strike a balance between a potentially greater Accumulation Value and the death benefit protection provided after Attained Age 121 by the Continuation of Coverage provision of your Policy. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the Monthly Administrative Expense Fee deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy.
Since reducing the monthly charges will reduce the amounts deducted from your Policy’s Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and Indexed Account, and
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invested in the Sub-Accounts. Inasmuch as your election to reduce the Continuation of Coverage death benefit would not affect your Policy until the Insured reaches Attained Age 121, you should discuss with your registered representative the extent to which your need for such protection may decrease at that point. Your registered representative can prepare personalized illustrations which would demonstrate the impact of your choosing a Benefit Selection Option percentage greater than zero.
You elect this option by choosing a Benefit Selection Option percentage greater than zero. Your election will reduce the Policy’s Monthly Administrative Expense Fee; however, it will also reduce the death benefit provided by the Continuation of Coverage provision of your Policy to the extent that the death benefit is based upon the Specified Amount. The Continuation of Coverage provision of your Policy provides for a death benefit after the Insured has reached Attained Age 121 which is the greater of:
(i) the death benefit provided by the Death Benefit Option you have chosen (which is the Specified Amount or uses the Specified Amount as a factor in its calculation) (referred to as the “Continuation of Coverage Death Benefit Based Upon Specified Amount”); or
(ii) an amount equal to your Policy’s Accumulation Value on the date of death multiplied by the percentage shown in the corridor percentages table in the specifications pages of your Policy (referred to as the “Continuation of Coverage Death Benefit Based Upon Accumulation Value”),
both less Indebtedness (see section headed “Death Benefits – Death Benefit Options” for discussion of impact on death benefits of your choice of Death Benefit Options).
The following example shows three Policies on the same Insured. In the first Policy, the Benefit Selection Option was not elected; and in the second and third Policies the Benefit Selection Option (with differing percentages) was elected:
Male, 55 Year Old, Standard Non-tobacco
Benefit Selection Option	Monthly Administrative Expense Fee	Continuation of Coverage Specified Amount	Result
Election: None	$0.42167 per thousand of Specified Amount (higher)	100% of Specified Amount (higher)	This option offers the full Specified Amount during Continuation of Coverage. The price of the protection is reflected in the higher Monthly Administrative Expense Fee.
Election: 50%	$0.26084 per thousand of Specified Amount (lower)	50% of Specified Amount (lower)	This option offers less than the full Specified Amount during Continuation of Coverage. The Monthly Administrative Expense Fee is reduced in exchange. Therefore, this option allows somewhat more money to be invested in the Sub-Accounts or allocated to the Fixed Account and Indexed Account while providing a part of the Specified Amount during Continuation of Coverage.
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Male, 55 Year Old, Standard Non-tobacco
Benefit Selection Option	Monthly Administrative Expense Fee	Continuation of Coverage Specified Amount	Result
Election: 100%	$0.10000 per thousand of Specified Amount (lowest)	0% of Specified Amount (lowest)	This option offers no Continuation of Coverage Specified Amount. The Monthly Administrative Expense Fee is reduced in exchange. Therefore, this option allows more money to be invested in the Sub-Accounts or allocated to the Fixed Account and Indexed Account.
You elect this option by selecting a percentage from 1 to 100. This election must be made at Policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.
If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. There is no minimum Premium required, except as may be required to maintain the No-Lapse Provision, or to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Surrender Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus). Premiums may be paid any time before the Insured attains age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus).
The initial Premium must be paid for policy coverage to be effective.
Allocation of Net Premium Payments
Your “Net Premium Payment” is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts, the Fixed Account, and the Indexed Account.
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You first designate the allocation of Net Premium Payments among the Sub-Accounts, the Fixed Account, and the Indexed Account on a form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.
Net Premium Payments allocated to the Indexed Account are placed in the Holding Account until the next “Monthly Indexed Account Allocation Date”. The Monthly Indexed Account Allocation Date is the 15th day of the calendar month. You may change your Indexed Account allocations at any time; however, Indexed Account allocations changes received less than two business days prior to the Monthly Indexed Account Allocation Date will require allocation changes to be delayed until the next Monthly Indexed Account Allocation Date.
Maturing Segments will be allocated to the Fixed Account, Sub-Account(s), and Indexed Account per your allocation instructions.
The amount of Net Premium Payments allocated to the Sub-Accounts, the Fixed Account, and the Indexed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the “Valuation Period” in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between “Valuation Days”. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
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The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, Holding Account Value, Indexed Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)  the amount of any Partial Surrenders;
3)  any increases or decreases as a result of market performance of the Sub-Accounts;
4) interest credited to the Fixed Account, Holding Account, Indexed Account or the Loan Account;
5)  Persistency Bonuses, if any;
6)  Index Bonuses, if any;
7)  Monthly Deductions; and
8)  all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated to or transferred to or from the Fixed Account, plus interest credited, any Persistency Bonuses (see below) and less any deductions including Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited daily at the greater of a rate of 0.00272616% (equivalent to a compounded annual rate of 1.0%) or a higher rate determined by the Company.
The Loan Account Value, if any, reflects any outstanding Fixed Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 3.0% in all years.
The Holding Account Value, if any, reflects amounts allocated to or transferred to or from an account called the “Holding Account”, plus interest credited, and less any deductions including Partial Surrenders. Any money
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allocated to the Indexed Account will first be deposited into the Holding Account. Interest is credited daily at the greater of a rate of 0.00272616% (equivalent to a compounded annual rate of 1.0%) or a higher rate determined by the Company.
The Indexed Account Value, if any, reflects the sum of all Segments that have not met their Segment Maturity Date. The value of a Segment is the amount of any transfer from the Holding Account, plus any Index Bonus credits, less any deductions including Partial Surrenders. Value that has remained in a Segment until the Segment Maturity Date is eligible for an Indexed Credit. Refer to the section of this prospectus headed “Indexed Account Options” for further detail regarding the calculation of Indexed Credits and your Indexed Account Options.  The Value of a Maturing Segment will be allocated to the Fixed Account, Sub-Account(s), and Indexed Account Options per your allocation instructions. You may establish more than one Segment on the same date and there are currently no limitations on the number of Segments in effect at one time.
Index Bonus
One of the considerations for allocating to the Fixed Account is to provide sufficient value to cover Monthly Deductions. However, putting too much money in the Fixed Account can reduce the potential for Indexed Account growth.
The Index Bonus is designed to eliminate the need to direct allocations to the Fixed Account for the purpose of covering Monthly Deductions. If the Policy Value is greater than zero and a Monthly Deduction is to be applied against a Segment, we guarantee to credit an Index Bonus. The amount credited will equal the total reduced value of all Segments multiplied by a factor that approximates the interest you would have been credited if that value had been in the Fixed Account, guaranteed to be no less than an effective annual rate of 0.457%. The Index Bonus will be credited on the Monthly Anniversary Day, after the processing of the Monthly Deduction, to the most recently opened Segment with a value greater than zero.  If multiple Segments were opened on the same allocation date, a prorated portion of the Index Bonus will be credited to each of the Segments.
Persistency Bonus
On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 16, we will credit a Persistency Bonus to the Fixed Account and any of the Sub-Account(s) in the same proportion as the balances invested in the total of such account(s) as of the date the credit is applied, at an annual rate guaranteed to be not less than 0.35% of the Fixed Account Value and Sub-Account Value on the Monthly Anniversary Day.
The Persistency Bonus is based on reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the Persistency Bonus will not increase or affect the charges and expenses of your Policy or any riders other than by virtue of increasing the Sub-Account values and Accumulation Value upon which certain charges and expenses of the Policy are based.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value, Holding Account Value, Indexed Account Value, and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The “Death Benefit Proceeds” is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Indebtedness, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders and your selection of a Benefit Selection Option percentage may impact the amount payable as Death Benefit Proceeds in your Policy. For example, as benefits paid under the
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basic Accelerated Benefits Riders are considered liens on the Policy, the amount of such benefits would be deducted from Death Benefit Proceeds. Refer to the sections of this prospectus headed “Riders” for a discussion of the treatment of benefits paid under the basic Accelerated Benefits Riders and “Continuation of Coverage” for a discussion of the death benefits for age 121 and later.
Death Benefit Proceeds
The Death Benefit Proceeds payable upon the death of the Insured will be the greater of:
1)	the amount determined by the death benefit option (see below) in effect on the date of the death of the Insured, less any Indebtedness; or
2)	an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
Death Benefit Options
Three different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. (See discussion under heading “Changes to the Initial Specified Amount and Death Benefit Options” for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued). Your registered representative can assist you in determining the option that best meets your needs.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $100,000) level death benefit, less any Partial Surrenders after the date of death.	None; level death benefit
2	The greater of:
a) the sum of the Specified Amount plus the Accumulation Value as of the date of the Insured’s death, less any Partial Surrenders after the date of death; or
b) the Specified Amount as of the date of the Insured's death, multiplied by 115%, less any Partial Surrenders after the date of death.

	For all other Policies, only a) applies.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the Sub-Accounts or the interest credited to the Fixed Account and Indexed Account.
3	Sum of the Specified Amount plus the accumulated Premiums, up to the Death Benefit Option 3 limit as shown on the Policy Specifications less any Partial Surrenders after the date of death.	Will generally increase, depending on the amount of Premium paid.
A Partial Surrender after the date of death is an amount we may have paid to the Owner after the date of the Insured’s death but before the death of the Insured was reported to us.
Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the Net Amount at Risk. The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, if your Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less that if your Accumulation Value did not increase or declined. (See section headed “Cost of Insurance” for discussion of Cost of Insurance Charges.)
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The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.
Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently  $100,000 (other limits may apply when your Policy is not fully underwritten).
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed to Death Benefit Option 1, subject to our consent, as long as the Policy is in force.
You must submit all requests for a change to Death Benefit Option 1 and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
2 to 1	The Specified Amount will be increased by the greater of:
a) the Accumulation Value as of the effective date of change; or
b) the Specified Amount as of the Monthly Anniversary Day on or next following the date we receive the request for a change, multiplied by 15%.
(This changes the death benefit under the Policy from one that may increase over time by the growth in the Accumulation Value to a level death benefit.)
3 to 1	The Specified Amount will be increased by accumulated Premiums up to the Death Benefit Option 3 limit as shown on the Policy Specifications as of the effective date of the change.
Death Benefit Option 2 or Death Benefit Option 3 may only be elected at the time you apply for your Policy.
If you increase the Specified amount, there will be additional Surrender Charges in the event you request a surrender of the Policy. A Surrender Charge may apply to a Reduction in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in the specifications pages of each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount. We may also decline such a request if it would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the death benefit qualification test you elected at the time you applied for the Policy.
Also, because the death benefit qualification tests, as discussed below, require certain ratios between Premium and death benefit and between the Policy’s Accumulation Value and death benefit, we may increase the Policy's death
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benefit above the Specified Amount in order to satisfy the test you elected. If the increase in the Policy's death benefit causes an increase in the Net Amount at Risk, charges for the Cost of Insurance Charge will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the Policy’s Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Qualification Test
You will have the opportunity to choose between the two death benefit qualification tests defined in Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”), the “Cash Value Accumulation Test” and the “Guideline Premium Test”. If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your Policy has been issued and is in force, the death benefit qualification test cannot be changed. The Cash Value Accumulation Test is not available if you choose Death Benefit Option 3.
The Guideline Premium Test calculates the maximum amount of Premium that may be paid to provide the desired amount of insurance for an Insured of a particular age. Because payment of a Premium amount in excess of this amount will disqualify the Policy as life insurance, we will return to you any amount of such excess. The test also applies a prescribed percentage factor, to determine a minimum ratio of death benefit to Accumulation Value. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the “Net Single Premium” required to fund the future benefits under the Policy. (The “Net Single Premium” is calculated in accordance with Section 7702 of the Code and is based on the Insured’s age, risk classification and gender.) At any time the Accumulation Value is greater than the Net Single Premium for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a percentage that is defined as $1,000 divided by the Net Single Premium. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
The tests differ as follows:
(1) The Guideline Premium Test expressly limits the amount of Premium that you can pay into your Policy; while the Cash Value Accumulation Test does not.
(2) The factors that determine the minimum death benefit relative to the Policy’s Accumulation Value are different and required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.
(3) If you wish to pay more Premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits the payment of higher amounts of Premium. Please note that payment of higher Premiums could also cause your Policy to be deemed a MEC (see Tax Issues, sub-section Policies That Are MEC’s in your prospectus).
(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective.
(5) While application of either test may require an increase in death benefit, any increase in the Cost of Insurance Charges that arises as a result of the increase in the Policy’s Net Amount at Risk will generally be less under the Guideline Premium Test than under the Cash Value Accumulation Test. This is because the required adjustment to the death benefit under the Guideline Premium Test is lower than that which would result under the Cash Value Accumulation Test.
You should consult with a qualified tax advisor before choosing the death benefit qualification test.
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Please ask your registered representative for illustrations which demonstrate the impact of selection of each test on the particular Policy, including any riders, which you are considering.
Payment of Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Accumulation Value less any Indebtedness, less any applicable Surrender Charge (the “Surrender Value”). If you have elected the Enhanced Surrender Value Rider, your Surrender Value may be enhanced if you fully surrender your Policy during the first five Policy Years. If your Policy was purchased on a multi-life basis as Lincoln AssetEdge® Exec VUL 2015, which includes the Exec Enhanced Surrender Value Rider, your Surrender Value may be enhanced if you fully surrender during the Surrender Charge period. Policy Indebtedness includes loans under the Policy and Accelerated Benefits paid under the basic Accelerated Benefits Riders.
Any surrender results in a withdrawal of values from the Sub-Accounts, the Fixed Account, and the Indexed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven calendar days (or the Valuation Day next succeeding such day) of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply
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(see section headed “Surrender Charges” for a discussion of Surrender Charges). Your Policy’s Surrender Value equals the Policy's Accumulation Value less any Indebtedness, less any applicable Surrender Charge. Policy Loans and Accelerated Benefits received under the basic Accelerated Benefits Riders are Indebtedness under your Policy and will reduce the Surrender Value available to you.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in the same proportion as the balances invested in the total of such account(s) as of the date of deduction. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Partial Surrender, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	The Specified Amount will be reduced by the greater of:
a. zero; or
b. an amount equal to the amount of the Partial Surrender minus the greater of i) zero and ii) the result of [(1) minus (2)] divided by (3) where:
(1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications;
(2) is the Specified Amount immediately prior to the Partial Surrender; and
(3) is the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications.
2	Will reduce the Accumulation Value, but not the Specified Amount.
3	Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.
If the chart above indicates that the Specified Amount is reduced because of a Partial Surrender (Death Benefit Options 1 and 3), the benefit available under the basic Accelerated Benefits Riders will also be reduced because the benefits of those Riders are based on the death benefit of the Policy.
Partial Surrender proceeds will generally be paid within seven calendar days of our receipt of your request.
POLICY LOANS
Your Policy permits you to borrow against its Surrender Value in the form of two loan options: a Fixed Loan or a Participating Loan. Only one of these loan options is available at any given time. When requesting a loan, you choose either the Fixed Loan or Participating Loan option. If there is an existing loan, any new loan will be the same option unless you request to switch loan options for both the existing and new loans.
A Fixed Loan may be for any amount up to the then current Surrender Value. A Participating Loan may be for any amount up to the lesser of the current Surrender Value or the Accumulation Value allocated to the Holding Account and Indexed Account. However, we reserve the right to limit the amount of any loan to 90% of the current Surrender Value. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Accumulation Value.
Fixed Loan
The amount of your Fixed Loan will be withdrawn from the Sub-Accounts and Fixed Account in the same proportion as the balances invested in the total of such account(s). If insufficient value exists from the Fixed Account and any
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Sub-Accounts, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. The Loan Account is the account in which Fixed Loan Indebtedness (outstanding loans and interest) accrues. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts, Fixed Account, Holding Account or Indexed Account. Fixed Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Fixed Loans accrues daily at an effective annual rate of 4.0% in years 1-10 and 3.0% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your Fixed Loan, plus any accrued but unpaid interest, is added to your outstanding Indebtedness. Unless paid in advance, Fixed Loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. If insufficient value exists from the Fixed Account and any Sub-Accounts, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. This amount will be treated as an additional Fixed Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 3.0% in all years.
If an amount is transferred out of the Indexed Account for a Fixed Loan, and within a 12-month period from the date of that transaction either a Premium Payment or loan repayment is made, we reserve the right to:
a.	Allocate the Net Premium Payment or loan repayment to the Fixed Account, and
b.	Restrict transfers from the Fixed Account or the Sub-Accounts into the Holding Account for allocation to the Indexed Account.
Participating Loan
A Participating Loan is a loan against the Holding Account Value and Indexed Account Value where an amount equal to the Indebtedness remains in the Holding Account and Indexed Account as allocated at the time the loan is taken, and not transferred to the Loan Account. The amount available for a Participating Loan is determined as the minimum of:
a.	the Policy’s Surrender Value; or
b.	the sum of the Holding Account Value plus Indexed Account Value.
Interest on Participating Loans accrues daily at an effective annual rate of 6.0% in years 1-10, 5.0% in years 11 through Attained Age 121, 3.0% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy.
On each Policy Anniversary, if Indebtedness is greater than the sum of the Holding Account Value and the Indexed Account Value, amounts will be withdrawn from the Fixed Account and any Sub-Accounts in the same proportion as the balances invested in the total of such accounts and transferred to the Holding Account until Indebtedness equals the sum of the Holding Account Value and Indexed Account Value.
Loan Conversion
A conversion from one loan option to the other can be done only once in a twelve month period and only after twelve months have elapsed from the date of the most recent loan. The entire loan must be converted. When a loan is converted, interest will be charged at the interest rate in effect for the current loan option until the date of the conversion. From the date of conversion, interest is charged at the interest rate in effect under the new loan option.
Participating Loan to Fixed Loan: On the day the Participating Loan is converted to a Fixed Loan, an amount equal to the loan principal will be transferred from the Fixed Account and Sub-Accounts in the same proportion as the balances invested in the total of such accounts into the Loan Account. If insufficient value
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exists from the Fixed Account and any Sub-Accounts, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment.
Fixed Loan to Participating Loan: Unless otherwise requested by you, when a Fixed Loan is converted to a Participating Loan, the Loan Account Value will be transferred to the Indexed Account according to your Indexed Account Allocation instructions.
Loan Repayment
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured. For a Participating Loan, the Indebtedness will be reduced by the amount of the loan repayment.
For a Fixed Loan, the Indebtedness and the Loan Account will be reduced by the amount of any loan repayment. Any repayment to a Fixed Loan, other than loan interest, will be allocated to the Sub-Accounts, Fixed Account, and Indexed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.
When making a payment other than an initial payment to us, we will apply your payment as Premiums and not as loan repayments unless you specifically instruct us otherwise.
Any increase in Indebtedness, including loan interest due but not yet charged, may reduce the Surrender Value and cause the Policy to enter the Grace Period. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
The amount of a benefit paid under the basic Accelerated Benefits Riders (see section headed “Riders – Basic Accelerated Benefits Riders”) is a lien against the Policy. As security for the lien, an amount equal to the Accelerated Benefit paid may be withdrawn from Accumulation Values of the Sub-Accounts and Fixed Account in the same proportion  as the balances invested in the total of such account(s). If insufficient value exists from the Fixed Account and any Sub-Accounts, value may be deducted from the Holding Account. If insufficient value exists in the Holding Account, value may be deducted from the most recently opened Segment in the Indexed Account and may continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment.. Interest will be credited by the Company as described above under Policy Loans. Because the amount of the Accelerated Benefit is considered  a lien against the Policy, the amount received may reduce the amount of loans that may be taken in the future. To the extent that the Accelerated Benefit paid does not exceed the Surrender Value, interest will be charged in the same manner as described above. However, to the extent that the Accelerated Benefit exceeds the Surrender Value at the time it is paid, interest charged during each Policy Year is determined annually at least 30 days in advance of the beginning of a Policy Year and will not exceed the higher of (i) the published monthly average of the Moody’s Corporate Bond Yield Average—Monthly  Average Corporates (as published by Moody’s Investors Service, Inc. for the calendar month ending 2 months before the beginning of the Policy Year), and (ii) the rate used to compute the Accumulation Value of the Fixed Account plus 1.0%. Please ask your registered representative for additional details.
You should carefully consider that requesting a Policy Loan will reduce (or may eliminate) the Accelerated Benefit available under the basic Accelerated Benefits Riders (see section headed “Riders – Basic Accelerated Benefits Riders” for discussion of the benefits available); and will reduce the Enhanced Surrender Value available under the Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider (see section headed “Riders — Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider” for discussion of the benefits available). In addition, as your Policy may include the Overloan Protection Rider, your Policy may not lapse solely because the total of your Policy Loans plus unpaid interest exceeds the Surrender Value (see section headed “Riders – Overloan Protection Rider” for a discussion of the benefits available).
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
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LAPSE AND REINSTATEMENT
If at any time
1)	the Surrender Value of the Policy is insufficient to pay the Monthly Deduction, and
2)	the No-Lapse Provision of the Policy is not preventing the termination of the Policy, then all coverage will terminate. This is referred to as Policy Lapse.
The Surrender Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Surrender Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
In addition, your Policy includes a No-Lapse Provision, if available (see section headed “No-Lapse Provision” below for discussion of availability), which is described below, and may prevent lapse.
No-Lapse Provision
Your Policy includes a No-Lapse Provision, if available to you under our underwriting guidelines. This means that if this provision is available to you your Policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative Premium required to maintain the No-Lapse Provision, preventing your Policy from lapse, and is shown in the Policy Specifications.
There is no difference in the calculation of policy values and death benefit between a Policy that has the No-Lapse Provision, and a Policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the Policy from lapsing.
There is no charge for this feature. The length of the No-Lapse period is determined by the Insured’s issue age, and is shown in the Policy Specifications.
If, on the Policy Date, the Insured is:	The No-Lapse period is:
• Ages 0-50,	20 years
• Age 51,	19 years
• Age 52,	18 years
• Age 53,	17 years
• Age 54,	16 years
• Age 55,	15 years
• Age 56,	14 years
• Age 57,	13 years
• Age 58,	12 years
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• Age 59,	11 years
• Age 60 and above	10 years
The Policy will not lapse even if the Surrender Value is insufficient to meet the Monthly Deductions, as long as the sum of all Premium Payments (less any Partial Surrenders) accumulated at 4.0%, less any Indebtedness, is at least equal to the sum of the No-Lapse Premiums due since date of issue (shown in the Policy Specifications) accumulated at 4.0% interest.
If you fail to satisfy the requirements for the No-Lapse Provision, and you have paid insufficient Premium to cover your Monthly Deductions, the Policy, after notice, and expiration of the Policy's Grace Period, will lapse.
If this provision is available to you, your No-Lapse Premium is shown on the Policy Specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse Protection, review your most recent quarterly statement or contact our Administrative Office.
If the No-Lapse Provision terminates, the Premiums you must pay to keep the Policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum Premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Surrender Value. It is a limited benefit in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability of the Insured is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and
5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
For the purposes of resuming allocations to the Indexed Account following the effective date of reinstatement, transfers may resume on the first Monthly Indexed Account Allocation Date following effective date of reinstatement.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income,
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estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of Premium paid depending upon the Insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to maintain a minimum ratio between the death benefit and the Policy's Accumulation Value, depending on the Insured’s age, gender, and risk classification.  We will only apply this test to the Policy if you have advised us to do so at the time you applied for the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.)
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The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Penalty Taxes Payable on Withdrawals.  A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits,
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within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Other Considerations
Insured Lives Past Age 121.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 121.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.
If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.
The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.
Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
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Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Surrender Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to
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honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2015 financial statements of the Separate Account and the December 31, 2015 consolidated financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Checkbook Service for Disbursements

POLICY INFORMATION
Corporate and Group Purchasers and Case Exceptions
Assignment
Transfer of Ownership
Beneficiary
Right to Convert Contract
Change of Plan
Settlement Options
Deferment of Payments
Incontestability
Misstatement of Age or Gender
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com
Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-200100
1940 Act Registration No. 811-08557
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, the Holding Account Value, the Indexed Account Value and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Chronically Ill—The Insured has been certified within the preceding 12 months as being unable to perform without substantial assistance at least two activities of daily living for at least 90 consecutive days (i.e. bathing, continence, dressing, eating, toileting and transferring); or requires substantial supervision from another individual, and pursuant to a Licensed Health Care Practitioner’s Plan of Care, is in need of certain services (i.e. diagnostic, preventive, therapeutic, curing, treating mitigating and rehabilitative) for the remainder of the Insured’s life.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Holding Account—An account from which value is systematically transferred to an Indexed Account Option according to your allocation instructions on each Monthly Indexed Account Allocation Date. This account is part of the Accumulation Value and is credited with interest daily. The Holding Account is part of our General Account.
Indebtedness—The sum of all outstanding loans, including Fixed Loans and Participating Loans, and accrued interest but not yet charged.
Index—An external index used as a basis to determine the value of the Indexed Account. The Index currently used in this Policy is the S&P 500® Index.

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Indexed Account—An allocation option under the Policy, which is a part of our General Account, which consists of Indexed Account Options that are eligible for interest based off the Index.
Indexed Account Option—An allocation option available under the Indexed Account.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts, Fixed Account, and Indexed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Fixed Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net
Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
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Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Segment—A portion of the Indexed Account created each time a transfer is made from the Holding Account to the Indexed Account, that lasts for a 12-month term and is eligible for Indexed Credits at the Segment Maturity Date.
Segment Maturity Date—The date when a Segment matures, which is at the end of the 12-month term.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Accumulation Value less any applicable Surrender Charge, less Indebtedness.
Terminally Ill—An illness or physical condition which results in a life expectancy of 12 months or less.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2016
Relating to Prospectus Dated May 1, 2016 for
Lincoln AssetEdge® VUL 2015 and Lincoln AssetEdge® Exec VUL 2015 products
Lincoln Life Flexible Premium Variable Life Account M, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus. It includes additional information about the Lincoln AssetEdge® VUL 2015 (and about the Lincoln AssetEdge® Exec VUL 2015 policy which is issued on a multi-life basis).
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln AssetEdge® VUL 2015 or Lincoln AssetEdge® Exec VUL 2015 product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from
2

the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $148,630,124 in 2015, $157,301,781 in 2014 and $121,678,619 in 2013 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or
3

its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and Beneficiaries, which would impact claim payments and reserves, among other consequences.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life Flexible
4

Premium Variable Life Account M as of December 31, 2015 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2015; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
POLICY INFORMATION
Corporate and Group Purchasers and Case Exceptions
This Policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. When this Policy is applied for by an employer, association, or other group for itself or on behalf of employees, members, or other individuals associated with a group, we may issue such policies on a simplified or guaranteed underwriting basis. In addition, we reserve the right to reduce Premium Loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual Policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners invested in the Separate Account.
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.
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Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Transfer of Ownership
As long as the Insured is living, you may transfer all of your rights in the Policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of Ownership prior to its effective date. The transfer of Ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.
On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.
Beneficiary
The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, except when we have received an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded.
If any Beneficiary dies before the Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the Fixed Account and choose to have all future Premium Payments allocated to the Fixed Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the gender, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the Fixed Account.
Change of Plan
Your Policy may be exchanged for another Policy issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.
The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.
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Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferment of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age or Gender
If the age or gender of the Insured has been misstated, benefits will be those which would have been purchased at the correct age and gender.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date any increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
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Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
n = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2015 financial statements of the Separate Account and the December 31, 2015 consolidated financial statements of the Company follow.
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The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2015 and 2014

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2015 and 2014, and the related consolidated statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2015.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2015 and 2014, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2016

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2015	2014
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2015 – $81,196; 2014 – $78,039)	$84,072	$85,421
Variable interest entities’ fixed maturity securities (amortized cost: 2015 – $596; 2014 – $587)	598	598
Equity securities (cost: 2015 – $226; 2014 – $216)	237	231
Trading securities	1,762	1,966
Mortgage loans on real estate	8,513	7,387
Real estate	13	14
Policy loans	2,520	2,645
Derivative investments	1,485	1,763
Other investments	1,588	1,551
Total investments	100,788	101,576
Cash and invested cash	2,400	3,224
Deferred acquisition costs and value of business acquired	9,493	8,155
Premiums and fees receivable	379	480
Accrued investment income	1,034	1,016
Reinsurance recoverables	7,100	6,926
Reinsurance related embedded derivatives	95	-
Funds withheld reinsurance assets	635	655
Goodwill	2,273	2,273
Other assets	4,872	3,940
Separate account assets	123,619	125,265
Total assets	$252,688	$253,510

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$19,893	$19,225
Other contract holder funds	76,483	74,561
Short-term debt	90	2
Long-term debt	2,745	2,662
Reinsurance related embedded derivatives	-	109
Funds withheld reinsurance liabilities	4,478	4,441
Deferred gain on business sold through reinsurance	144	220
Payables for collateral on investments	4,565	4,311
Variable interest entities’ liabilities	4	13
Other liabilities	5,781	5,804
Separate account liabilities	123,619	125,265
Total liabilities	237,802	236,613

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,677	10,652
Retained earnings	3,118	3,066
Accumulated other comprehensive income (loss)	1,091	3,179
Total stockholder’s equity	14,886	16,897
Total liabilities and stockholder’s equity	$252,688	$253,510

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2015	2014	2013
Revenues
Insurance premiums	$2,825	$2,371	$2,339
Fee income	4,960	4,608	4,008
Net investment income	4,611	4,648	4,561
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(75)	(25)	(75)
Portion of loss recognized in other comprehensive income	25	10	10
Net other-than-temporary impairment losses on securities recognized in earnings	(50)	(15)	(65)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(172)	(509)	122
Total realized gain (loss)	(222)	(524)	57
Amortization of deferred gain on business sold through reinsurance	69	69	69
Other revenues	440	867	426
Total revenues	12,683	12,039	11,460
Expenses
Interest credited	2,472	2,492	2,468
Benefits	4,529	4,354	3,613
Commissions and other expenses	4,109	3,876	3,526
Interest and debt expense	105	103	93
Total expenses	11,215	10,825	9,700
Income (loss) before taxes	1,468	1,214	1,760
Federal income tax expense (benefit)	295	220	431
Net income (loss)	1,173	994	1,329
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(2,090)	1,752	(2,424)
Funded status of employee benefit plans	2	(3)	(6)
Total other comprehensive income (loss), net of tax	(2,088)	1,749	(2,430)
Comprehensive income (loss)	$(915)	$2,743	$(1,101)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2015	2014	2013

Common Stock
Balance as of beginning-of-year	$10,652	$10,636	$10,620
Stock compensation/issued for benefit plans	25	16	16
Balance as of end-of-year	10,677	10,652	10,636

Retained Earnings
Balance as of beginning-of-year	3,066	2,778	2,089
Net income (loss)	1,173	994	1,329
Dividends declared	(1,121)	(706)	(640)
Balance as of end-of-year	3,118	3,066	2,778

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	3,179	1,430	3,860
Other comprehensive income (loss), net of tax	(2,088)	1,749	(2,430)
Balance as of end-of-year	1,091	3,179	1,430
Total stockholder’s equity as of end-of-year	$14,886	$16,897	$14,844

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2015	2014	2013
Cash Flows from Operating Activities
Net income (loss)	$1,173	$994	$1,329
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(176)	(535)	(539)
Trading securities purchases, sales and maturities, net	143	310	131
Change in premiums and fees receivable	101	(56)	(42)
Change in accrued investment income	(18)	(14)	(16)
Change in future contract benefits and other contract holder funds	868	1,407	(232)
Change in reinsurance related assets and liabilities	(1,060)	(960)	68
Change in federal income tax accruals	170	48	437
Realized (gain) loss	222	524	(57)
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(69)
Proceeds from reinsurance recapture	-	422	-
Change in cash management agreement investment	351	329	(29)
Other	45	249	(85)
Net cash provided by (used in) operating activities	1,750	2,649	896

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(8,858)	(8,306)	(11,002)
Sales of available-for-sale securities	1,329	1,120	954
Maturities of available-for-sale securities	4,265	4,984	5,952
Purchases of other investments	(13,868)	(5,013)	(2,481)
Sales or maturities of other investments	13,104	4,411	2,494
Increase (decrease) in payables for collateral on investments	254	1,446	(1,256)
Proceeds (outflows) from business ceded, recaptured and novated	-	(3)	(22)
Proceeds from sale of subsidiary/business	75	-	-
Other	(80)	(82)	(95)
Net cash provided by (used in) investing activities	(3,779)	(1,443)	(5,456)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(4)	-	-
Issuance of long-term debt, net of issuance costs	-	-	311
Issuance (decrease) in short-term debt	88	(49)	23
Proceeds from sales leaseback transaction	47	83	-
Deposits of fixed account values, including the fixed portion of variable	10,745	10,363	10,466
Withdrawals of fixed account values, including the fixed portion of variable	(6,062)	(5,775)	(5,230)
Transfers to and from separate accounts, net	(2,474)	(2,509)	(3,001)
Common stock issued for benefit plans and excess tax benefits	(14)	(19)	(17)
Dividends paid to common and preferred stockholders	(1,121)	(706)	(640)
Net cash provided by (used in) financing activities	1,205	1,388	1,912

Net increase (decrease) in cash and invested cash	(824)	2,594	(2,648)
Cash and invested cash as of beginning-of-year	3,224	630	3,278
Cash and invested cash as of end-of-year	$2,400	$3,224	$630

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC’s wholesaling and retailing business units, respectively.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

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Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

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Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

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Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
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Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

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State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

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Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
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The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
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Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”),  variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2015 and 2014, participating policies comprised approximately 1% of the face amount of business in force, and dividend expenses were $67 million, $64 million and $62 million for the years ended December 31, 2015,  2014 and 2013, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2013 through 2015 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

This standard permits an entity to make an accounting policy to use the proportional amortization method of accounting to recognize investments in qualified affordable housing projects, if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the income statement as a component of income tax expense (benefit). Entities that previously applied the effective yield method to investments in qualified affordable housing prior to the adoption of this standard may continue to apply the effective yield method to those pre-existing investments.

		January 1, 2015	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results. The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	We applied the guidance in this standard to our sale of Lincoln Financial Media (“LFM”) in the fourth quarter of 2014. For more information regarding our sale of LFM see Note 3.
ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements and information about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.  The new disclosures are not required for comparative periods before the effective date.

		January 1, 2015, except for disclosures related to collateral pledged that were adopted for the interim period ended June 30, 2015	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015- 14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted, and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to limited partnerships, limited liability corporations and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a limited partnership, clarify when fees paid to a decision maker should be a factor in the VIEs consolidation evaluation and reduce the VIEs consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted, including adoption in an interim period.

		January 1, 2016	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs

Under current accounting guidance, debt issuance costs are recognized as a deferred charge in the balance sheet.  This amendment requires that debt issuance costs be presented in the balance sheet as a direct deduction from the carrying amount of that debt.  This standard does not change the recognition and measurement requirements related to debt issuance costs.  Early adoption of this standard is permitted, and retrospective application is required for all periods presented in the financial statements.

January 1, 2016

We will reclassify all of our debt issuance costs in accordance with this ASU.  The amendment is not expected to have a material effect on our consolidated financial condition and results of operations.

ASU 2015-05, Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  If an entity purchases a software license through a cloud computing arrangement, the software license should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.  Early adoption of this standard is permitted, and the amendments can be adopted either prospectively or retrospectively.

		January 1, 2016	We will adopt this ASU prospectively. The amendment is not expected to have a material effect on our consolidated financial condition and results of operations.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.  Early adoption is permitted, and the disclosures must be provided retrospectively for all periods presented in the financial statements.

		January 1, 2016	We will appropriately amend our financial statement disclosures in accordance with this standard as of the adoption date.
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information about an insurance entity’s (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims, and (3) timing, frequency and severity of claims.  Early application of this standard is permitted, and retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016; interim periods within annual periods beginning January 1, 2017	We are currently evaluating these disclosure changes and will provide the additional disclosures upon adoption.
ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements

Given the absence of authoritative accounting guidance in ASU 2015-03 related to debt issuance costs for line-of-credit arrangements, this standard clarifies that the Securities and Exchange Commission ("SEC") Staff would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement.

		January 1, 2016	We will include any necessary disclosures in connection with our adoption of ASU 2015-03.
ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.
ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU will use a modified retrospective adoption approach which includes a number of optional practical expedients that entities may elect upon adoption.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Dispositions

LFM

On July 16, 2015, we closed on the sale of LFM to Entercom Communications Corp. (“Entercom Parent”) and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that were to be sold to fair value less cost to sell and reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).  During 2015, we recognized an additional loss of $2 million, after-tax, related to finalizing the transaction.

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of statutory capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of statutory capital previously supporting a portion of statutory reserves related to our UL/survivorship UL (“SUL”) business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

We completed reinsurance transactions during 2013 whereby we ceded blocks of business to LNBAR that resulted in the release of $196 million of statutory capital previously supporting a portion of statutory reserves related to our UL/SUL business.  The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

Assets
Cash and invested cash	$(22)
DAC and VOBA	(65)
Reinsurance recoverables	76
Total assets	$(11)

Liabilities
Other contract holder funds	$(7)
Deferred gain on business sold through reinsurance	18
Other liabilities	(22)
Total liabilities	$(11)

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

5.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note (“CLN”) structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2015:

	Amount and Date of Issuance
	$400	$200
	December	April
	2006	2007
Original attachment point (subordination)	5.50%	2.05%
Current attachment point (subordination)	4.21%	1.48%
Maturity	12/20/2016	3/20/2017
Current rating of tranche	BBB+	BB
Current rating of underlying reference obligations	AA - B	AAA - CCC
Number of defaults in underlying reference obligations	3	2
Number of entities	123	99
Number of countries	20	21

There has been no event of default on the CLNs themselves.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures’ underlying reference portfolios by industry and rating as of December 31, 2015:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	2.1%	5.4%	3.0%	0.0%	0.0%	0.0%	10.5%
Telecommunications	0.0%	0.0%	2.4%	7.2%	0.9%	0.5%	0.0%	11.0%
Oil and gas	0.3%	2.1%	1.0%	3.4%	1.2%	0.0%	0.0%	8.0%
Utilities	0.0%	0.0%	1.6%	3.0%	0.0%	0.0%	0.0%	4.6%
Chemicals and plastics	0.0%	0.0%	2.3%	1.2%	0.3%	0.0%	0.0%	3.8%
Drugs	0.3%	1.6%	1.8%	0.0%	0.0%	0.0%	0.0%	3.7%
Retailers (except food
and drug)	0.0%	0.0%	2.1%	0.9%	0.5%	0.0%	0.0%	3.5%
Industrial equipment	0.0%	0.0%	2.1%	0.7%	0.0%	0.0%	0.0%	2.8%
Sovereign	0.0%	1.2%	1.0%	0.7%	0.3%	0.0%	0.0%	3.2%
Conglomerates	0.0%	2.3%	0.9%	0.0%	0.0%	0.0%	0.0%	3.2%
Forest products	0.0%	0.0%	0.5%	1.1%	1.4%	0.0%	0.0%	3.0%
Other	0.0%	4.1%	13.8%	18.2%	5.6%	0.7%	0.3%	42.7%
Total	0.6%	13.4%	34.9%	39.4%	10.2%	1.2%	0.3%	100.0%

Statutory Trust Note

In August 2011, we purchased a $100 million note issued by a statutory trust (“Issuer”) in a private placement offering.  The proceeds were used by the Issuer to purchase U.S. government bonds to be held as collateral assets supporting an excess mortality swap.  We concluded that the Issuer of the note was a VIE and that we were the primary beneficiary.  We consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement.  Subsequently, the U.S. government bonds were redeemed on January 6, 2014, and our $100 million note issued by the statutory trust was cancelled.    The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.  As such, we no longer have any exposure to loss related to this VIE.

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2015			As of December 31, 2014
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$598	N/A	$-	$598

Liabilities
Non-qualifying hedges:
Credit default swaps	2	$600	$4	2	$600	$13
Contingent forwards	2	-	-	2	-	-
Total liabilities (2)	4	$600	$4	4	$600	$13

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities’ liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2015.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2015	2014
Non-Qualifying Hedges
Credit default swaps	$9	$14
Contingent forwards	-	-
Total non-qualifying hedges (1)	$9	$14

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2015, our special purpose financial insurance company subsidiary, the Lincoln Reinsurance Company of Vermont VI, issued a long-term surplus note for $275 million to a non-affiliated VIE in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE primarily are to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note was $336 million as of December 31, 2015, and is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  In addition, the terms of the long-term surplus note provide us with a set-off right with the corporate bond AFS securities we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

Qualified Affordable Housing Projects

We invest in certain LPs that operate qualified affordable housing projects that we have concluded are VIEs.  We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs.  We receive returns from the LPs in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were less than $1 million for the years ended December 31, 2015 and 2014.  The carrying amounts of our investments in qualified affordable housing projects are recognized in other investments on our Consolidated Balance Sheets and were $47 million and $60 million as of December 31, 2015 and 2014, respectively.  Our exposure to loss is limited to the capital we invest in the LPs, and we do not have any contingent commitments to provide additional capital funding to these LPs.  There have been no indicators of impairment that would require us to recognize an impairment loss related to these LPs due to forfeiture, ineligibility of tax credits or for any other circumstances as of December 31, 2015.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$70,584	$3,787	$1,913	$1	$72,457
ABS	1,022	40	16	(12)	1,058
U.S. government bonds	346	41	2	-	385
Foreign government bonds	459	60	1	-	518
RMBS	3,400	178	35	(11)	3,554
CMBS	347	10	2	(4)	359
CLOs	587	1	3	(3)	588
State and municipal bonds	3,706	672	12	-	4,366
Hybrid and redeemable preferred securities	745	86	44	-	787
VIEs’ fixed maturity securities	596	2	-	-	598
Total fixed maturity securities	81,792	4,877	2,028	(29)	84,670
Equity securities	226	17	6	-	237
Total AFS securities	$82,018	$4,894	$2,034	$(29)	$84,907

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$67,000	$6,491	$431	$5	$73,055
ABS	1,037	53	18	(7)	1,079
U.S. government bonds	339	51	-	-	390
Foreign government bonds	468	68	-	-	536
RMBS	3,797	232	13	(17)	4,033
CMBS	532	21	1	6	546
CLOs	374	1	2	(2)	375
State and municipal bonds	3,628	855	4	-	4,479
Hybrid and redeemable preferred securities	864	104	40	-	928
VIEs’ fixed maturity securities	587	11	-	-	598
Total fixed maturity securities	78,626	7,887	509	(15)	86,019
Equity securities	216	16	1	-	231
Total AFS securities	$78,842	$7,903	$510	$(15)	$86,250

(1)	Includes unrealized gains and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

Certain amounts reported in prior years’ consolidated financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified amounts related to subsequent changes in the fair value of AFS securities for which non-credit OTTI was previously recognized in OCI.  Historically, these amounts were recognized through unrealized gain (loss) on AFS securities in the Consolidated Statements of Comprehensive Income (Loss).  To better reflect the economic position of our AFS fixed maturity securities, these amounts are now recognized through unrealized OTTI on AFS securities in the Consolidated Statements of Comprehensive Income (Loss).  These reclassifications had no effect on net income (loss) or stockholder’s equity for the prior years.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2015, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,623	$2,656
Due after one year through five years	17,750	18,558
Due after five years through ten years	20,100	20,051
Due after ten years	35,367	37,248
Subtotal	75,840	78,513
Structured securities (ABS, MBS, CLOs)	5,952	6,157
Total fixed maturity AFS securities	$81,792	$84,670

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$19,285	$1,307	$2,349	$613	$21,634	$1,920
ABS	212	4	257	27	469	31
U.S. government bonds	15	2	-	-	15	2
Foreign government bonds	37	1	-	-	37	1
RMBS	593	21	362	21	955	42
CMBS	114	2	11	2	125	4
CLOs	271	2	49	1	320	3
State and municipal bonds	124	8	27	4	151	12
Hybrid and redeemable
preferred securities	37	1	147	43	184	44
Total fixed maturity securities	20,688	1,348	3,202	711	23,890	2,059
Equity securities	47	6	-	-	47	6
Total AFS securities	$20,735	$1,354	$3,202	$711	$23,937	$2,065

Total number of AFS securities in an unrealized loss position						1,923

	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,636	$202	$4,291	$238	$8,927	$440
ABS	94	1	310	40	404	41
RMBS	417	7	238	13	655	20
CMBS	121	-	19	10	140	10
CLOs	110	1	69	1	179	2
State and municipal bonds	6	-	26	4	32	4
Hybrid and redeemable
preferred securities	29	-	176	40	205	40
Total fixed maturity securities	5,413	211	5,129	346	10,542	557
Equity securities	37	1	-	-	37	1
Total AFS securities	$5,450	$212	$5,129	$346	$10,579	$558

Total number of AFS securities in an unrealized loss position						990

For information regarding our investments in VIEs, see Note 5.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1,536	$678	$2	135
Six months or greater, but less than nine months	76	85	-	19
Nine months or greater, but less than twelve months	39	38	-	2
Twelve months or greater	153	83	15	60
Total	$1,804	$884	$17	216

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$48	$19	$-	12
Six months or greater, but less than nine months	8	7	-	3
Twelve months or greater	239	70	59	82
Total	$295	$96	$59	97

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $1.5  billion for the year ended December 31, 2015.  As discussed further below, we believe the unrealized loss position as of December 31, 2015, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2015, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2015,  the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2015, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2015, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$360	$378	$402
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	19	4	37
Credit losses on securities for which an OTTI was previously recognized	15	15	40
Decreases attributable to:
Securities sold, paid down or matured	(31)	(37)	(101)
Balance as of end-of-year	$363	$360	$378

During 2015,  2014 and 2013, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2015
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$31	$(2)	$29	$28
ABS	186	13	199	101
RMBS	341	10	351	182
CMBS	34	4	38	47
CLOs	11	2	13	5
Total	$603	$27	$630	$363

	As of December 31, 2014
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$38	$(5)	$33	$20
ABS	206	7	213	96
RMBS	417	17	434	180
CMBS	46	(6)	40	59
CLOs	11	2	13	5
Total	$718	$15	$733	$360

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2015	2014
Fixed maturity securities:
Corporate bonds	$1,328	$1,434
ABS	25	32
U.S. government bonds	221	278
Foreign government bonds	24	24
RMBS	102	132
CMBS	4	4
CLOs	10	9
State and municipal bonds	17	21
Hybrid and redeemable preferred securities	31	32
Total trading securities	$1,762	$1,966

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2015, 2014 and 2013, was $(96) million, $40 million and $(166) million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 21%  and 10%, respectively, of mortgage loans on real estate as of December 31, 2015 and 24% and 9%, respectively, of mortgage loans on real estate as of December 31, 2014.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2015	2014
Current	$8,512	$7,386
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(3)
Unamortized premium (discount)	3	4
Total carrying value	$8,513	$7,387

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2015	2014
Number of impaired mortgage loans on real estate	2	3

Principal balance of impaired mortgage loans on real estate	$8	$26
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(3)
Carrying value of impaired mortgage loans on real estate	$6	$23

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2015	2014	2013
Balance as of beginning-of-year	$3	$3	$6
Additions	-	-	3
Charge-offs, net of recoveries	(1)	-	(6)
Balance as of end-of-year	$2	$3	$3

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Average carrying value for impaired mortgage loans on real estate	$17	$24	$30
Interest income recognized on impaired mortgage loans on real estate	1	2	2
Interest income collected on impaired mortgage loans on real estate	1	2	2

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2015			As of December 31, 2014
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$7,591	89.2%	2.07	$6,463	87.5%	1.91
65% to 74%	650	7.6%	1.60	622	8.4%	1.55
75% to 100%	266	3.1%	0.80	271	3.7%	0.73
Greater than 100%	6	0.1%	1.05	31	0.4%	0.77
Total mortgage loans on real estate	$8,513	100.0%		$7,387	100.0%

Alternative Investments

As of December 31, 2015 and 2014, alternative investments included investments in 190 and 156 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Fixed maturity AFS securities	$3,981	$3,937	$3,876
Equity AFS securities	9	9	6
Trading securities	102	119	130
Mortgage loans on real estate	385	367	377
Real estate	1	3	5
Policy loans	150	153	153
Invested cash	3	1	3
Commercial mortgage loan prepayment and bond make-whole premiums	98	132	107
Alternative investments	88	130	86
Consent fees	5	2	4
Other investments	6	(2)	4
Investment income	4,828	4,851	4,751
Investment expense	(217)	(203)	(190)
Net investment income	$4,611	$4,648	$4,561

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2015	2014	2013
Fixed maturity AFS securities: (1)
Gross gains	$41	$37	$20
Gross losses	(94)	(28)	(89)
Equity AFS securities:
Gross gains	3	5	8
Gross losses	-	-	(2)
Gain (loss) on other investments	(7)	4	6
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(26)	(31)	(27)
Total realized gain (loss) related to certain investments, pre-tax	$(83)	$(13)	$(84)

(1)	These amounts are represented net of related fair value hedging activity. See Note 7 for more information. 32

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(42)	$(1)	$(16)
ABS	(6)	(10)	(19)
RMBS	(7)	(7)	(28)
CMBS	(1)	(1)	(14)
Total fixed maturity securities	(56)	(19)	(77)
Equity securities	-	-	(1)
Gross OTTI recognized in net income (loss)	(56)	(19)	(78)
Associated amortization of DAC, VOBA, DSI and DFEL	6	4	13
Net OTTI recognized in net income (loss), pre-tax	$(50)	$(15)	$(65)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$29	$11	$11
Change in DAC, VOBA, DSI and DFEL	(4)	(1)	(1)
Net portion of OTTI recognized in OCI, pre-tax	$25	$10	$10

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2015 and 2014, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2015 and 2014, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2015 and 2014, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.6 billion and $3.2 billion, respectively, and a fair value of $3.2 billion.  As of December 31, 2015 and 2014,  95% and 88%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2015 and 2014, the portion of our ABS portfolio rated below investment grade had an amortized cost of $104 million and $188 million, respectively, and a fair value of $89 million and $171 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2015 and 2014, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2015 and 2014, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2015		As of December 31, 2014
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$1,294	$1,294	$1,577	$1,577
Securities pledged under securities lending agreements (2)	242	231	204	196
Securities pledged under repurchase agreements (3)	674	706	605	631
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	2,355	3,391	1,925	3,151
Total payables for collateral on investments	$4,565	$5,622	$4,311	$5,555

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2015	2014	2013
Collateral payable for derivative investments	$(283)	$1,313	$(2,243)
Securities pledged under securities lending agreements	38	20	(13)
Securities pledged under repurchase agreements	69	75	250
Securities pledged for Term Asset-Backed Securities Loan Facility	-	(36)	(1)
Investments pledged for FHLBI	430	74	751
Total increase (decrease) in payables for collateral on investments	$254	$1,446	$(1,256)

The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$250	$250
Corporate bonds	-	-	275	149	424
Total	-	-	275	399	674
Securities Lending
Corporate bonds	242	-	-	-	242
Total	242	-	-	-	242
Total secured borrowings	$242	$-	$275	$399	$916

Gross amount of recognized liabilities for repurchase agreements and securities lending:					$916
Amounts related to agreements not included in offsetting disclosures:					$-

We receive securities in connection with reverse repurchase and securities borrowing agreements that we are permitted to sell or re-pledge.  As of December 31, 2015, the fair value of all collateral received that we are permitted to sell or re-pledge was $174 million.  We have not sold or re-pledged this collateral.

Investment Commitments

As of December 31, 2015, our investment commitments were $1.3 billion, which included $744 million of LPs, $330 million of private placement securities and $257 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2015 and 2014, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.7 billion and $2.1 billion, respectively, or 2% of our invested assets portfolio, and our investments in securities issued by Fannie Mae with a fair value of $1.2 billion and $1.3 billion, respectively, or 1% of our invested assets portfolio.

As of December 31, 2015 and 2014, our most significant investments in one industry were our investment securities in the utilities industry with a fair value of $12.3 billion and $12.4 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the consumer non-cyclical industry with a fair value of $11.7 billion and $11.3 billion, respectively, or 12% and 11%, respectively, of our invested assets portfolio.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $66 million and $65 million as of December 31, 2015 and 2014, respectively.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed-rate securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified rate of exchange.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and indexed universal life (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive a floating-rate of interest and pay the total return on a portfolio of indexes.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede the risk under certain UL contracts for no lapse benefit guarantees to LNBAR.  If our contract holders’ account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2015			As of December 31, 2014
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,474	$192	$29	$2,091	$369	$198
Foreign currency contracts (1)	910	84	2	642	46	21
Total cash flow hedges	2,384	276	31	2,733	415	219
Fair value hedges:
Interest rate contracts (1)	654	-	198	-	-	-
Non-Qualifying Hedges
Interest rate contracts (1)	71,899	1,087	330	54,401	989	342
Foreign currency contracts (1)	74	-	-	68	-	-
Equity market contracts (1)	27,712	680	269	24,144	886	243
Credit contracts (2)	103	-	9	126	-	3
Embedded derivatives:
GLB reserves (3)	-	952	-	-	174	-
GLB reserves (2)	-	-	952	-	-	174
Reinsurance related (4)	-	95	-	-	-	109
Indexed annuity and IUL contracts (5)	-	-	1,100	-	-	1,170
Total derivative instruments	$102,826	$3,090	$2,889	$81,472	$2,464	$2,260

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2015
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$10,407	$32,455	$18,554	$12,611	$-	$74,027
Foreign currency contracts (2)	103	139	334	408	-	984
Equity market contracts	18,048	6,626	2,753	18	267	27,712
Credit contracts	45	58	-	-	-	103
Total derivative instruments
with notional amounts	$28,603	$39,278	$21,641	$13,037	$267	$102,826

(1)	As of December 31, 2015, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2)	As of December 31, 2015, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2045.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$127	$5	$101
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	(202)	78	(126)
Foreign currency contracts	17	36	(24)
Change in foreign currency exchange rate adjustment	48	50	(19)
Change in DAC, VOBA, DSI and DFEL	3	2	5
Income tax benefit (expense)	46	(58)	57
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(190)	(22)	(21)
Foreign currency contracts (1)	6	-	3
Associated amortization of DAC, VOBA, DSI and DFEL	2	1	1
Income tax benefit (expense)	64	7	6
Balance as of end-of-year	$157	$127	$5

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$8	$(22)	$(21)
Foreign currency contracts (1)	6	-	3
Total cash flow hedges	14	(22)	(18)
Fair value hedges:
Interest rate contracts (1)	(30)	-	-
Interest rate contracts (2)	(198)	-	-
Total fair value hedges	(228)	-	-
Non-Qualifying Hedges
Interest rate contracts (2)	304	1,304	(998)
Foreign currency contracts (2)	(11)	(8)	(4)
Equity market contracts (2)	(118)	(215)	(1,306)
Equity market contracts (3)	1	11	37
Credit contracts (2)	(6)	(1)	9
Embedded derivatives:
Other assets – GLB reserves (2)	778	1,391	(2,153)
Other liabilities – GLB reserves (2)	(778)	(1,391)	2,153
Reinsurance related (2)	221	(242)	352
Indexed annuity and IUL contracts (2)	(57)	(210)	(356)
Total derivative instruments	$120	$617	$(2,284)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Offset to net investment income	$14	(22)	(18)

As of December 31, 2015, $17 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2015 and 2014, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2015
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	2	$(2)	$45
3/20/2017 (3)	(4)	(5)	BBB-	3	(7)	58
				5	$(9)	$103

As of December 31, 2014
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(2)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(3)	$126

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2015	2014
Maximum potential payout	$103	$126
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$103	$126

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post $9 million as of December 31, 2015.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2015, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2015, our exposure was $15 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2015		As of December 31, 2014
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$92	$-	$64	$-
A+	67	-	48	-
A	791	(107)	1,047	(85)
A-	11	-	252	-
BBB+	333	-	27	-
	$1,294	$(107)	$1,438	$(85)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2015
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,981	$1,048	$3,029
Gross amounts offset	(496)	-	(496)
Net amount of assets	1,485	1,048	2,533
Gross amounts not offset:
Cash collateral	(1,294)	-	(1,294)
Net amount	$191	$1,048	$1,239

Financial Liabilities
Gross amount of recognized liabilities	$340	$2,053	$2,393
Gross amounts offset	(61)	-	(61)
Net amount of liabilities	279	2,053	2,332
Gross amounts not offset:
Cash collateral	(107)	-	(107)
Net amount	$172	$2,053	$2,225

	As of December 31, 2014
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$2,240	$174	$2,414
Gross amounts offset	(477)	-	(477)
Net amount of assets	1,763	174	1,937
Gross amounts not offset:
Cash collateral	(1,438)	-	(1,438)
Net amount	$325	$174	$499

Financial Liabilities
Gross amount of recognized liabilities	$330	$1,453	$1,783
Gross amounts offset	(50)	-	(50)
Net amount of liabilities	280	1,453	1,733
Gross amounts not offset:
Cash collateral	(85)	-	(85)
Net amount	$195	$1,453	$1,648

8.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Current	$71	$104	$211
Deferred	224	116	220
Federal income tax expense (benefit)	$295	$220	$431

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Tax rate of 35% times pre-tax income	$514	$425	$616
Effect of:
Separate account dividends
received deduction	(192)	(174)	(145)
Tax credits	(26)	(24)	(35)
Change in uncertain tax positions	1	(12)	7
Other items	(2)	5	(12)
Federal income tax expense (benefit)	$295	$220	$431
Effective tax rate	20%	18%	24%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.  We file with a consolidated group, however we calculate our tax expense on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2015	2014
Current	$104	$49
Deferred	(2,422)	(3,306)
Total federal income tax asset (liability)	$(2,318)	$(3,257)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2015	2014
Deferred Tax Assets
Future contract benefits and other contract holder funds	$960	$544
Deferred gain on business sold through reinsurance	30	(7)
Reinsurance related embedded derivative asset	25	177
Investment activity	-	317
Compensation and benefit plans	186	198
Net capital loss	-	3
Tax credits	33	-
VIE	-	45
Other	172	62
Total deferred tax assets	1,406	1,339
Deferred Tax Liabilities
DAC	2,147	1,731
VOBA	306	(186)
Net unrealized gain on AFS securities	1,084	3,100
Net unrealized gain on trading securities	67	100
Intangibles	7	22
Investment activity	183	-
Other	34	(122)
Total deferred tax liabilities	3,828	4,645
Net deferred tax asset (liability)	$(2,422)	$(3,306)

As of December 31, 2015, we had $33 million of alternative minimum tax credits that are not subject to expiration.    Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2015 and 2014, $10 million of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2015	2014
Balance as of beginning-of-year	$10	$75
Increases for prior year tax positions	-	35
Decreases for prior year tax positions	-	(23)
Decreases for settlements with taxing authorities	-	(77)
Balance as of end-of-year	$10	$10

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2015, 2014 and 2013, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $1 million, $(12) million and $2 million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million and $1 million as of December 31, 2015 and 2014, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Internal Revenue Service (“IRS”) examination for tax years 2009 through 2011 was closed in 2015.  We are currently not under examination by the IRS.  However, LNC has filed a protest with the IRS Appeals division (“Appeals”).  A protest for tax years 2005 through 2008 was previously filed with Appeals, and all tax years from 2005 through 2011 for the Company remain open.  All protested items have been resolved for all open years but are subject to review by the U.S. Joint Committee on Taxation before a final settlement is reached.  We do not expect any adjustments that would be material to our consolidated results of operations or financial condition.

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$7,527	$7,690	$6,030
Business acquired (sold) through reinsurance	38	(20)	(67)
Deferrals	1,483	1,525	1,559
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(813)	(956)	(795)
Unlocking	(232)	18	42
Adjustment related to realized (gains) losses	(44)	(58)	(49)
Adjustment related to unrealized (gains) losses	661	(672)	970
Balance as of end-of-year	$8,620	$7,527	$7,690

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$628	$1,169	$702
Business acquired (sold) through reinsurance	(22)	2	3
Deferrals	8	9	13
Amortization:
Amortization, excluding unlocking	(128)	(185)	(179)
Unlocking	(82)	(21)	(52)
Accretion of interest (1)	56	64	68
Adjustment related to realized (gains) losses	(1)	(1)	(1)
Adjustment related to unrealized (gains) losses	414	(409)	615
Balance as of end-of-year	$873	$628	$1,169

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2015, was as follows:

2016	$61
2017	65
2018	68
2019	73
2020	82

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$285	$310	$296
Deferrals	29	13	10
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(33)	(37)	(41)
Unlocking	2	2	8
Adjustment related to realized (gains) losses	(1)	(3)	(3)
Adjustment related to unrealized (gains) losses	19	-	40
Balance as of end-of-year	$301	$285	$310

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$1,365	$1,899	$1,342
Business acquired (sold) through reinsurance	-	(2)	(7)
Deferrals	537	400	319
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(299)	(326)	(210)
Unlocking	(66)	(50)	(14)
Adjustment related to realized (gains) losses	(8)	(8)	(8)
Adjustment related to unrealized (gains) losses	394	(548)	477
Balance as of end-of-year	$1,923	$1,365	$1,899

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2015	2014	2013
Direct insurance premiums and fee income	$9,354	$8,880	$7,833
Reinsurance assumed	83	16	19
Reinsurance ceded	(1,652)	(1,917)	(1,505)
Total insurance premiums and fee income	$7,785	$6,979	$6,347

Direct insurance benefits	$6,304	$5,970	$5,346
Reinsurance recoveries netted against benefits	(1,775)	(1,616)	(1,733)
Total benefits	$4,529	$4,354	$3,613

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2015, our policy for our reinsurance program was to retain no more than $20 million on a single insured life.  We reinsure approximately 25% of the mortality risk on newly issued life insurance contracts.  As of December 31, 2015, approximately 38% of our total individual life in-force amount is reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2015, the reserves associated with these reinsurance arrangements totaled $617 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.    Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $7.1 billion and $6.9 billion as of December 31, 2015 and 2014, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $2.4 billion and $3.1 billion as of December 31, 2015 and 2014, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2015, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2015, included $634 million and $79 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during 2015,  2014 and 2013.

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

	For the Year Ended December 31, 2014
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2015		As of December 31, 2014
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$39	$100	$35
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$39	$105	$35

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2015, was as follows:

2016	$4
2017	4
2018	4
2019	4
2020	4
Thereafter	41

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2015 (1)	2014 (1)
Return of Net Deposits
Total account value	$85,345	$85,917
Net amount at risk (2)	1,201	183
Average attained age of contract holders	63 years	62 years

Minimum Return
Total account value	$111	$135
Net amount at risk (2)	24	25
Average attained age of contract holders	75 years	74 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$24,659	$26,021
Net amount at risk (2)	1,345	597
Average attained age of contract holders	69 years	68 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$89	$73	$104
Changes in reserves	52	34	(10)
Benefits paid	(26)	(18)	(21)
Balance as of end-of-year	$115	$89	$73

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2015	2014
Asset Type
Domestic equity	$46,668	$47,930
International equity	17,686	18,103
Bonds	25,386	25,742
Money market	12,488	12,173
Total	$102,228	$103,948

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 36% of total life insurance in-force reserves as of December 31, 2015, and 33% of total sales for the year ended December 31, 2015.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2015	2014
Short-Term Debt
Short-term debt (1)	$90	$2

Long-Term Debt, Excluding Current Portion
1.40% note, due 2016	$-	$4
LIBOR + 3 bps loan, due 2017	250	250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	479	422
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	-
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,495	2,408
Total long-term debt	$2,745	$2,662

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2015, were as follows:

2016	$-
2017	250
2018	-
2019	-
2020	-
Thereafter	2,495
Total	$2,745

On September 10, 2013, we issued a note of $4 million to LNC.  This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.  This note was settled as part of the disposition of LFM in 2015.  See Note 3 for additional information.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate “LIBOR” + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the

Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2015, was $479 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2015.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2015, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $175 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County (“Court”), Indiana, captioned Peter S. Bezich v. The Lincoln National Life Insurance Company, No. 02C01-0906-PL73, asserting he was charged a cost of insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract.  Solely to avoid the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, we reached a settlement with the plaintiff resolving all claims related to this litigation.  On September 9, 2015, the litigation was stayed pending court approval of the settlement for the entire class.  The Court approved the settlement on February 4, 2016.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547 (JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York.  Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 CDO transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements.  We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2015, 2014 and 2013, was $35 million,  $38 million and $37 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2015, were as follows:

2016	$32
2017	29
2018	23
2019	15
2020	8
Thereafter	28
Total	$135

Capital Leases

In December 2015, we entered into a five-year, sale-leaseback transaction on $47 million (net of amortization) of assets.  In December 2014, we entered into a five-year, sale-leaseback transaction on $83 million (net of amortization) of assets.  Both of these transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets was $64 million and $55 million as of December 31, 2015 and 2014, respectively.   Future minimum lease payments under capital leases (in millions) as of December 31, 2015, were as follows:

2016	$2
2017	2
2018	2
2019	85
2020	48
Total minimum lease payments	139
Less: Amount representing interest	9
Present value of minimum lease payments	$130

Vulnerability from Concentrations

As of December 31, 2015, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 18%,  20% and 17% of Annuities’ variable annuity product deposits in 2015, 2014 and 2013, respectively, and represented approximately 42%,  44% and 47% of the segment’s total variable annuity product account values as of December 31, 2015, 2014 and 2013, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 20%, 22% and 19% of variable annuity product deposits in 2015, 2014 and 2013, respectively, and represented 48%,  50% and 54% of the segment’s total variable annuity product account values as of December 31, 2015, 2014 and 2013, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million as of December 31, 2015 and 2014, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$3,054	$1,453	$3,832
Unrealized holding gains (losses) arising during the year	(4,386)	3,745	(5,607)
Change in foreign currency exchange rate adjustment	(45)	(47)	20
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	1,293	(1,252)	1,835
Income tax benefit (expense)	1,095	(857)	1,314
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	147	14	(63)
Associated amortization of DAC, VOBA, DSI and DFEL	(28)	(32)	(28)
Income tax benefit (expense)	(42)	6	32
Balance as of end-of-year	$934	$3,054	$1,453
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$19	$(10)	$(61)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(29)	(11)	(11)
Change in DAC, VOBA, DSI and DFEL	4	1	1
Income tax benefit (expense)	8	3	4
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	43	61	96
Change in DAC, VOBA, DSI and DFEL	(17)	(6)	(8)
Income tax benefit (expense)	(9)	(19)	(31)
Balance as of end-of-year	$19	$19	$(10)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$127	$5	$101
Unrealized holding gains (losses) arising during the year	(185)	114	(150)
Change in foreign currency exchange rate adjustment	48	50	(19)
Change in DAC, VOBA, DSI and DFEL	3	2	5
Income tax benefit (expense)	46	(58)	57
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(184)	(22)	(18)
Associated amortization of DAC, VOBA, DSI and DFEL	2	1	1
Income tax benefit (expense)	64	7	6
Balance as of end-of-year	$157	$127	$5
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(21)	$(18)	$(12)
Adjustment arising during the year	3	(5)	(9)
Income tax benefit (expense)	(1)	2	3
Balance as of end-of-year	$(19)	$(21)	$(18)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$147	$14	$(63)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(28)	(32)	(28)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	119	(18)	(91)	operations before taxes
Income tax benefit (expense)	(42)	6	32	Federal income tax expense (benefit)
Reclassification, net of income tax	$77	$(12)	$(59)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$2	$61	$96	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	(6)	(8)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	2	55	88	operations before taxes
Income tax benefit (expense)	-	(19)	(31)	Federal income tax expense (benefit)
Reclassification, net of income tax	$2	$36	$57	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$(190)	$(22)	$(21)	Net investment income
Foreign currency contracts	6	-	3	Net investment income
Total gross reclassifications	(184)	(22)	(18)
Associated amortization of DAC,
VOBA, DSI and DFEL	2	1	1	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	(182)	(21)	(17)	operations before taxes
Income tax benefit (expense)	64	7	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(118)	$(14)	$(11)	Net income (loss)

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Total realized gain (loss) related to certain investments (1)	$(83)	$(13)	$(84)
Realized gain (loss) on the mark-to-market on certain instruments (2)	123	(250)	308
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(78)	(35)	(39)
Associated amortization of DAC, VOBA, DSI and DFEL	14	6	9
Variable annuity net derivatives results: (4)
Gross gain (loss)	(161)	(150)	(104)
Associated amortization of DAC, VOBA, DSI and DFEL	(34)	(36)	(33)
Realized gain (loss) on sale of subsidiaries/businesses (5)	(3)	(46)	-
Total realized gain (loss)	$(222)	$(524)	$57

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See “LFM” in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Commissions	$2,082	$2,100	$1,980
General and administrative expenses	1,683	1,582	1,569
Expenses associated with reserve financing and unrelated LOCs	32	31	40
DAC and VOBA deferrals and interest, net of amortization	(292)	(454)	(656)
Broker-dealer expenses	329	302	288
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	28	60	62
Taxes, licenses and fees	243	251	239
Total	$4,109	$3,876	$3,526

18.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which many of our agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2016.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $3 million, $3 million, and $(3) million during 2015, 2014, and 2013, respectively.  In 2016, we expect to make benefit payments of approximately $13 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2015	2014	2015	2014

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$124	$133	$7	$6
Projected benefit obligation	117	127	15	16
Funded status of plan	$7	$6	$(8)	$(10)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$9	$9	$-	$-
Other liabilities	(2)	(3)	(8)	(10)
Net amount recognized	$7	$6	$(8)	$(10)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Net periodic benefit cost:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Expected return on plan assets	5.00%	5.00%	6.50%	6.50%

The discount rate was determined based on a corporate yield curve as of December 31, 2015, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

In October 2014, the Society of Actuaries published updated mortality tables that were incorporated into our assumptions, resulting in an increase in our pension plans’ benefit obligation of $7 million, pre-tax.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category

	As of December 31,
	2015	2014

Fixed maturity securities:
Corporate bonds	$25	$30
U.S. government bonds	94	99
Cash and invested cash	5	4
Other investments	7	6
Total	$131	$139

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 21 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for many of our employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $30 million, $1 million and $1 million, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC to eligible employees.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $79 million, $75 million and $70 million, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $12 million, $21 million and $27 million, respectively.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2015	2014
Total liabilities (1)	$417	$423
Investments dedicated to fund liabilities (2)	151	160

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stock options	$7	$9	$8
Performance shares	11	12	10
SARs	-	2	5
RSUs	21	15	15
Total	$39	$38	$38

Recognized tax benefit	$14	$13	$13

20.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V and Lincoln Reinsurance Company of Vermont VI.

	As of December 31,
	2015	2014
U.S. capital and surplus	$7,614	$7,991

	For the Years Ended December 31,
	2015	2014	2013
U.S. net gain (loss) from operations, after-tax	$583	$1,170	$425
U.S. net income (loss)	786	1,401	495
U.S. dividends to LNC holding company	1,121	705	640

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products in 2014 and a decrease in favorable tax items.

Comparison of 2014 to 2013

Statutory net income (loss) increased due primarily to the recapture of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products and a lower effective tax rate due to the use of tax credit carryforwards.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a letter of credit (“LOC”) and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2015 and 2014.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2015	2014
Calculation of reserves using the Indiana universal life method	$109	$140
Calculation of reserves using continuous CARVM	(1)	(1)
Conservative valuation rate on certain annuities	(43)	(39)
Lesser of LOC and XXX additional reserve as surplus	2,835	2,751

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  LLANY discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We  began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2014, we have increased reserves by $180 million.  The additional increase in reserves over the next three years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2015, the Company’s RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $850 million in 2016 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

21.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2015		As of December 31, 2014
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$84,072	$84,072	$85,421	$85,421
VIEs’ fixed maturity securities	598	598	598	598
Equity securities	237	237	231	231
Trading securities	1,762	1,762	1,966	1,966
Mortgage loans on real estate	8,513	8,762	7,387	7,838
Derivative investments (1)	1,486	1,486	1,763	1,763
Other investments	1,588	1,588	1,551	1,551
Cash and invested cash	2,400	2,400	3,224	3,224
Reinsurance related embedded derivatives	95	95	-	-
Other assets – reinsurance recoverable	952	952	174	174
Separate account assets	123,619	123,619	125,265	125,265

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1,100)	(1,100)	(1,170)	(1,170)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(687)	(687)	(699)	(699)
Account values of certain investment contracts	(30,346)	(34,567)	(27,779)	(31,493)
Short-term debt	(90)	(90)	(2)	(2)
Long-term debt	(2,745)	(2,662)	(2,662)	(3,047)
Reinsurance related embedded derivatives	-	-	(109)	(109)
VIEs’ liabilities – derivative instruments	(4)	(4)	(13)	(13)
Other liabilities:
Credit default swaps	(9)	(9)	(3)	(3)
Derivative liabilities (1)	(271)	(271)	(277)	(277)
GLB reserves embedded derivatives (2)	(952)	(952)	(174)	(174)

Benefit Plans’ Assets (3)	131	131	139	139

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2015 and 2014, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2015 or 2014, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$68,124	$4,273	$72,457
ABS	-	1,013	45	1,058
U.S. government bonds	369	16	-	385
Foreign government bonds	-	407	111	518
RMBS	-	3,553	1	3,554
CMBS	-	349	10	359
CLOs	-	37	551	588
State and municipal bonds	-	4,366	-	4,366
Hybrid and redeemable preferred securities	47	646	94	787
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	8	65	164	237
Trading securities	160	1,529	73	1,762
Derivative investments (1)	-	1,190	853	2,043
Cash and invested cash	-	2,400	-	2,400
Reinsurance related embedded derivatives	-	95	-	95
Other assets – reinsurance recoverable	-	-	952	952
Separate account assets	1,053	122,566	-	123,619
Total assets	$1,697	$206,954	$7,127	$215,778

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,100)	$(1,100)
VIEs’ liabilities – derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	-	(530)	(298)	(828)
GLB reserves embedded derivatives	-	-	(952)	(952)
Total liabilities	$-	$(530)	$(2,363)	$(2,893)

Benefit Plans’ Assets	$-	$131	$-	$131

	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$63	$68,940	$4,052	$73,055
ABS	-	1,045	33	1,078
U.S. government bonds	354	36	-	390
Foreign government bonds	-	426	110	536
RMBS	-	4,032	1	4,033
CMBS	-	532	15	547
CLOs	-	7	368	375
State and municipal bonds	-	4,479	-	4,479
Hybrid and redeemable preferred securities	44	829	55	928
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	7	67	157	231
Trading securities	-	1,893	73	1,966
Other investments	150	-	-	150
Derivative investments (1)	-	1,059	1,232	2,291
Cash and invested cash	-	3,224	-	3,224
Other assets – reinsurance recoverable	-	-	174	174
Separate account assets	1,539	123,726	-	125,265
Total assets	$2,157	$210,893	$6,270	$219,320

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,170)	$(1,170)
Reinsurance related embedded derivatives	-	(109)	-	(109)
VIEs’ liabilities – derivative instruments	-	-	(13)	(13)
Other liabilities:
Credit default swaps	-	-	(3)	(3)
Derivative liabilities (1)	-	(562)	(243)	(805)
GLB reserves embedded derivatives	-	-	(174)	(174)
Total liabilities	$-	$(671)	$(1,603)	$(2,274)

Benefit Plans’ Assets	$-	$139	$-	$139

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2015
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets – reinsurance recoverable (5)	174	778	-	-	-	952
Future contract benefits – indexed annuity
and IUL contracts embedded
derivatives (5)	(1,170)	(57)	-	127	-	(1,100)
VIEs’ liabilities – derivative instruments (6)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (7)	(3)	(6)	-	-	-	(9)
GLB reserves embedded derivatives (5)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets:
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-	-	174
Future contract benefits –
indexed annuity and IUL
contracts embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs’ liabilities – derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (7)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,051	$(17)	$-	$996	$(79)	$2,951
ABS	14	-	-	30	(35)	9
U.S. government bonds	1	-	-	(1)	-	-
Foreign government bonds	46	-	(1)	33	-	78
RMBS	3	-	-	(2)	-	1
CMBS	27	-	6	(5)	(8)	20
CLOs	154	(1)	4	50	(29)	178
State and municipal bonds	32	-	(4)	-	-	28
Hybrid and redeemable
preferred securities	116	-	13	(33)	(30)	66
Equity AFS securities	87	(1)	2	73	-	161
Trading securities	56	2	(7)	(6)	8	53
Derivative investments	1,916	(681)	(194)	(175)	-	866
Other assets – GLB embedded derivatives	909	(2,153)	-	-	2,488	1,244
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(732)	(356)	-	40	-	(1,048)
VIEs’ liabilities – derivative instruments (6)	(128)	101	-	-	-	(27)
Other liabilities – credit default swaps (7)	(11)	9	-	-	-	(2)
GLB reserves embedded derivatives	(909)	2,153	-	-	(2,488)	(1,244)
Total, net	$3,632	$(944)	$(181)	$1,000	$(173)	$3,334

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 7).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(7)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable preferred
securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,205	$(51)	$(44)	$(45)	$(69)	$996
ABS	30	-	-	-	-	30
U.S. government bonds	-	-	-	(1)	-	(1)
Foreign government bonds	50	-	(17)	-	-	33
RMBS	-	-	-	(2)	-	(2)
CMBS	-	-	-	(3)	(2)	(5)
CLOs	74	-	-	(24)	-	50
Hybrid and redeemable preferred
securities	-	(33)	-	-	-	(33)
Equity AFS securities	78	(5)	-	-	-	73
Trading securities	-	(3)	(1)	(2)	-	(6)
Derivative investments	152	(23)	(304)	-	-	(175)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(68)	-	-	108	-	40
Total, net	$1,521	$(115)	$(366)	$31	$(71)	$1,000

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Derivative investments (1)	$(102)	$(15)	$(753)
Embedded derivatives: (1)
Indexed annuity and IUL contracts	(84)	(37)	(44)
Other assets – GLB reserves	(244)	(678)	(2,444)
Other liabilities – GLB reserves	244	678	2,444
VIEs’ liabilities – derivative instruments (2)	9	14	101
Credit default swaps (1)	(6)	(1)	9
Total, net	$(183)	$(39)	$(687)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred
securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets – GLB reserves
embedded derivatives	20	-	20
Other liabilities – GLB reserves embedded
derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$367	$(446)	$(79)
ABS	-	(35)	(35)
CMBS	-	(8)	(8)
CLOs	-	(29)	(29)
Hybrid and redeemable preferred securities	20	(50)	(30)
Trading securities	8	-	8
Total, net	$395	$(568)	$(173)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2015, 2014 and 2013 transfers in and out were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.  For the years ended December 31, 2014 and 2013 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2015:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,296	Discounted cash flow	Liquidity/duration adjustment (1)	0.1%	-	11.7%
ABS	25	Discounted cash flow	Liquidity/duration adjustment (1)	3.3%	-	3.3%
Foreign government bonds	77	Discounted cash flow	Liquidity/duration adjustment (1)	1.9%	-	4.4%
Hybrid and redeemable
preferred securities	20	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS and trading securities	27	Discounted cash flow	Liquidity/duration adjustment (1)	4.3%	-	5.8%
Other assets – reinsurance
recoverable	952	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	120%
			NPR (5)	0.02%	-	0.38%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(1,100)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(8)
Other liabilities – GLB reserves
embedded derivatives	(952)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	120%
			NPR (5)	0.02%	-	0.38%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

22.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Revenues
Operating revenues:
Annuities	$3,815	$3,450	$3,044
Retirement Plan Services	1,090	1,081	1,061
Life Insurance	5,484	5,343	4,781
Group Protection	2,356	2,445	2,260
Other Operations	335	406	392
Excluded realized gain (loss), pre-tax	(400)	(689)	(81)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,683	$12,039	$11,460

	For the Years Ended December 31,
	2015	2014	2013
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,032	$901	$715
Retirement Plan Services	134	154	135
Life Insurance	296	373	464
Group Protection	42	23	71
Other Operations	(73)	(13)	(5)
Excluded realized gain (loss), after-tax	(260)	(446)	(53)
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	2	2	2
Net income (loss)	$1,173	$994	$1,329

	For the Years Ended December 31,
	2015	2014	2013
Net Investment Income
Annuities	$977	$1,013	$1,022
Retirement Plan Services	842	828	825
Life Insurance	2,390	2,376	2,317
Group Protection	183	180	165
Other Operations	219	251	232
Total net investment income	$4,611	$4,648	$4,561

	For the Years Ended December 31,
	2015	2014	2013
Amortization of DAC and VOBA, Net of Interest
Annuities	$284	$346	$374
Retirement Plan Services	29	37	48
Life Insurance	806	640	441
Group Protection	80	57	53
Total amortization of DAC and VOBA, net of interest	$1,199	$1,080	$916

	For the Years Ended December 31,
	2015	2014	2013
Federal Income Tax Expense (Benefit)
Annuities	$281	$225	$159
Retirement Plan Services	46	48	46
Life Insurance	118	167	225
Group Protection	23	12	38
Other Operations	(33)	10	(9)
Excluded realized gain (loss)	(141)	(243)	(29)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Total federal income tax expense (benefit)	$295	$220	$431

	As of December 31,
	2015	2014
Assets
Annuities	$130,840	$130,509
Retirement Plan Services	32,651	33,686
Life Insurance	70,695	69,712
Group Protection	4,182	4,239
Other Operations	14,320	15,364
Total assets	$252,688	$253,510

23.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Interest paid	$106	$104	$91
Income taxes paid (received)	125	172	(6)
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	-	(500)	-
Acquisition of note receivable from affiliate	54	712	-
Other assets received in our financing transaction	252	-	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	123	88	360
Carrying value of liability	(123)	(88)	(360)
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$-	$15	$11
Carrying value of liabilities	-	15	11
Total reinsurance ceded	$-	$30	$22

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2015	2014
Assets with affiliates:
Accrued inter-company interest receivable	$4	$2	Accrued investment income
Bonds	1,534	1,410	Fixed maturity AFS securities
Ceded reinsurance contracts	(226)	(239)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	1,983	1,700	Reinsurance recoverables
Ceded reinsurance contracts	184	44	Reinsurance related embedded derivatives
Ceded reinsurance contracts	714	71	Other assets
Cash management agreement investment	98	449	Other assets
Service agreement receivable	42	48	Other assets
Ceded reinsurance contracts	9	10	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	2	4	Other liabilities
Assumed reinsurance contracts	34	25	Future contract benefits
Assumed reinsurance contracts	414	413	Other contract holder funds
Service agreement payable	34	62	Other liabilities
Ceded reinsurance contracts	(50)	(53)	Other contract holder funds
Ceded reinsurance contracts	3,841	3,677	Funds withheld reinsurance liabilities
Ceded reinsurance contracts
Ceded reinsurance contracts	81	72	Other liabilities
Inter-company short-term debt	90	2	Short-term debt
Inter-company long-term debt	2,495	2,412	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2015	2014	2013
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(411)	$(574)	$(318)	Insurance premiums
Net investment income on intercompany notes	31	12	5	Net investment income
Fees for management of general account	(109)	(105)	(103)	Net investment income
Net investment income on ceded funds withheld treaties	(62)	-	-	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	664	1,265	(2,153)	Realized gain (loss)
Reinsurance related settlements	(881)	(1,573)	2,110	Realized gain (loss)
Other gains (losses)	157	(199)	242	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(478)	255	(205)	Benefits
Ceded reinsurance contracts	(15)	-	-	Commissions and other
				expenses
Service agreement payments	42	76	100	Commissions and other
				expenses
Interest expense on inter-company debt	102	102	92	Interest and debt expense
Interest credited on assumed reinsurance contracts	59	15	-	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $401 million and $186 million as of December 31, 2015 and 2014, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2016, the date the financial statements were available to be issued.  On March 28, 2016, LNL paid a cash dividend in the amount of $200 million to LNC.  Management identified no other items or events required for disclosure.

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio Class A	$5,472,931	$1,391	$5,474,322	$—	$83	$5,474,239
AB VPS Growth and Income Portfolio Class A	18,353,388	5,450	18,358,838	—	234	18,358,604
AB VPS International Value Portfolio Class A	8,676,417	723	8,677,140	—	105	8,677,035
AB VPS Large Cap Growth Portfolio Class A	2,986,892	1,600	2,988,492	—	42	2,988,450
AB VPS Small/Mid Cap Value Portfolio Class A	27,353,174	10,223	27,363,397	—	400	27,362,997
American Century VP Inflation Protection Fund Class I	11,581,592	—	11,581,592	4,023	134	11,577,435
American Funds Global Growth Fund Class 2	50,032,305	88,170	50,120,475	—	744	50,119,731
American Funds Global Small Capitalization Fund Class 2	52,630,820	12,626	52,643,446	—	801	52,642,645
American Funds Growth Fund Class 2	183,477,020	—	183,477,020	736	2,584	183,473,700
American Funds Growth-Income Fund Class 2	174,343,725	46,446	174,390,171	—	2,455	174,387,716
American Funds International Fund Class 2	110,484,798	22,005	110,506,803	—	1,641	110,505,162
BlackRock Global Allocation V.I. Fund Class I	127,951,466	26,622	127,978,088	—	2,199	127,975,889
ClearBridge Variable Mid Cap Core Portfolio Class I	3,532,939	25,427	3,558,366	—	74	3,558,292
Delaware VIP Diversified Income Series Standard Class	47,139,584	53,227	47,192,811	—	647	47,192,164
Delaware VIP Emerging Markets Series Standard Class	42,417,333	6,552	42,423,885	—	602	42,423,283
Delaware VIP High Yield Series Standard Class	17,691,580	556	17,692,136	—	235	17,691,901
Delaware VIP Limited-Term Diversified Income Series Standard Class	27,567,211	8,153	27,575,364	—	371	27,574,993
Delaware VIP REIT Series Standard Class	44,299,090	—	44,299,090	41,549	627	44,256,914
Delaware VIP Small Cap Value Series Standard Class	50,648,289	41,180	50,689,469	—	745	50,688,724
Delaware VIP Smid Cap Growth Series Standard Class	39,055,216	115,402	39,170,618	—	572	39,170,046
Delaware VIP U.S. Growth Series Standard Class	22,159,693	6,721	22,166,414	—	302	22,166,112
Delaware VIP Value Series Standard Class	42,965,537	11,296	42,976,833	—	666	42,976,167
Deutsche Alternative Asset Allocation VIP Portfolio A	11,653,211	5,590	11,658,801	—	182	11,658,619
Deutsche Equity 500 Index VIP Portfolio A	41,240,765	9,031	41,249,796	—	552	41,249,244
Deutsche Small Cap Index VIP Portfolio A	9,767,830	9,289	9,777,119	—	135	9,776,984
Fidelity VIP Asset Manager Portfolio Initial Class	669,352	—	669,352	817	10	668,525
Fidelity VIP Contrafund Portfolio Service Class	114,511,127	—	114,511,127	26,293	1,689	114,483,145
Fidelity VIP Equity-Income Portfolio Initial Class	1,911,955	—	1,911,955	—	29	1,911,926
Fidelity VIP Equity-Income Portfolio Service Class	5,641,444	—	5,641,444	—	71	5,641,373
Fidelity VIP Growth Opportunities Portfolio Service Class	2,908,336	3,787	2,912,123	—	36	2,912,087
Fidelity VIP Growth Portfolio Service Class	21,137,409	77,235	21,214,644	—	358	21,214,286
Fidelity VIP High Income Portfolio Service Class	1,477,424	—	1,477,424	—	22	1,477,402
Fidelity VIP Investment Grade Bond Portfolio Initial Class	1,075,662	—	1,075,662	—	16	1,075,646
Fidelity VIP Mid Cap Portfolio Service Class	46,206,785	—	46,206,785	1,223	746	46,204,816
Fidelity VIP Overseas Portfolio Service Class	6,499,831	2,900	6,502,731	—	85	6,502,646
Franklin Income VIP Fund Class 1	47,590,936	130,577	47,721,513	—	763	47,720,750
Franklin Mutual Shares VIP Fund Class 1	32,600,059	8,053	32,608,112	—	405	32,607,707
Franklin Small-Mid Cap Growth VIP Fund Class 1	12,558,801	1,280	12,560,081	—	158	12,559,923
Invesco V.I. American Franchise Fund Series I	11,518,606	2,296	11,520,902	—	166	11,520,736

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Invesco V.I. Core Equity Fund Series I	$14,239,396	$—	$14,239,396	$380	$203	$14,238,813
Invesco V.I. Core Plus Bond Fund Series I	612,350	—	612,350	—	9	612,341
Invesco V.I. International Growth Fund Series I	11,214,725	19,655	11,234,380	—	193	11,234,187
Janus Aspen Balanced Portfolio Institutional Shares	9,357,867	7,352	9,365,219	—	142	9,365,077
Janus Aspen Balanced Portfolio Service Shares	7,985,605	—	7,985,605	—	104	7,985,501
Janus Aspen Enterprise Portfolio Service Shares	3,586,422	9,500	3,595,922	—	45	3,595,877
Janus Aspen Global Research Portfolio Institutional Shares	8,678,280	2,843	8,681,123	—	115	8,681,008
Janus Aspen Global Research Portfolio Service Shares	2,309,244	—	2,309,244	—	32	2,309,212
Janus Aspen Global Technology Portfolio Service Shares	1,664,645	—	1,664,645	—	25	1,664,620
JPMIT Global Allocation Portfolio Class 1	382,988	—	382,988	—	8	382,980
LVIP Baron Growth Opportunities Fund Standard Class	1,385,286	—	1,385,286	—	18	1,385,268
LVIP Baron Growth Opportunities Fund Service Class	22,940,857	99	22,940,956	—	363	22,940,593
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	7,852,584	5,375	7,857,959	—	144	7,857,815
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	30,760,883	110,804	30,871,687	—	609	30,871,078
LVIP BlackRock Inflation Protected Bond Fund Standard Class	15,707,810	53,436	15,761,246	—	252	15,760,994
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	186,985	—	186,985	—	5	186,980
LVIP Clarion Global Real Estate Fund Standard Class	15,330,743	1,015	15,331,758	—	225	15,331,533
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	270,575	89,826	360,401	—	6	360,395
LVIP Delaware Bond Fund Standard Class	113,887,266	7,368	113,894,634	—	1,590	113,893,044
LVIP Delaware Diversified Floating Rate Fund Standard Class	13,501,724	8,034	13,509,758	—	218	13,509,540
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	2,963,154	—	2,963,154	—	44	2,963,110
LVIP Delaware Social Awareness Fund Standard Class	6,098,910	—	6,098,910	5	87	6,098,818
LVIP Delaware Special Opportunities Fund Standard Class	6,914,935	3,559	6,918,494	—	109	6,918,385
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	9,701,036	—	9,701,036	134,527	164	9,566,345
LVIP Dimensional International Core Equity Fund Standard Class	312,598	10,800	323,398	—	6	323,392
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	3,143,631	349	3,143,980	—	42	3,143,938
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	10,750,466	—	10,750,466	264,602	165	10,485,699
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	530,366	7,200	537,566	—	10	537,556
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	29,270,271	—	29,270,271	274,896	491	28,994,884
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	31,872,188	47,484	31,919,672	—	503	31,919,169

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Global Growth Allocation Managed Risk Fund Standard Class	$99,041,438	$50,255	$99,091,693	$—	$1,451	$99,090,242
LVIP Global Income Fund Standard Class	8,707,275	30,667	8,737,942	—	119	8,737,823
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	93,131,823	—	93,131,823	40,350	1,381	93,090,092
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	731,631	3,590	735,221	—	16	735,205
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	6,155,769	37,147	6,192,916	—	105	6,192,811
LVIP JPMorgan High Yield Fund Standard Class	27,160,548	22,872	27,183,420	—	426	27,182,994
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	10,904,677	6,526	10,911,203	—	181	10,911,022
LVIP Managed Risk Profile 2010 Fund Standard Class	295,563	—	295,563	—	3	295,560
LVIP Managed Risk Profile 2020 Fund Standard Class	1,009,859	—	1,009,859	—	13	1,009,846
LVIP Managed Risk Profile 2030 Fund Standard Class	2,510,832	—	2,510,832	108	29	2,510,695
LVIP Managed Risk Profile 2040 Fund Standard Class	3,474,609	—	3,474,609	—	43	3,474,566
LVIP MFS International Growth Fund Standard Class	18,158,173	1,975	18,160,148	—	264	18,159,884
LVIP MFS Value Fund Standard Class	49,823,583	97,843	49,921,426	—	713	49,920,713
LVIP Mondrian International Value Fund Standard Class	26,451,702	14,616	26,466,318	—	389	26,465,929
LVIP Money Market Fund Standard Class	74,809,549	—	74,809,549	522,884	1,149	74,285,516
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	194,996	3,766	198,762	—	4	198,758
LVIP SSgA Bond Index Fund Standard Class	14,404,475	5,844	14,410,319	—	246	14,410,073
LVIP SSgA Conservative Index Allocation Fund Standard Class	8,609,725	—	8,609,725	9	158	8,609,558
LVIP SSgA Conservative Structured Allocation Fund Standard Class	5,129,198	—	5,129,198	—	83	5,129,115
LVIP SSgA Developed International 150 Fund Standard Class	9,493,626	978	9,494,604	—	166	9,494,438
LVIP SSgA Emerging Markets 100 Fund Standard Class	14,769,995	20,934	14,790,929	—	217	14,790,712
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	19,090,071	12	19,090,083	—	274	19,089,809
LVIP SSgA International Index Fund Standard Class	17,640,474	10,985	17,651,459	—	322	17,651,137
LVIP SSgA Large Cap 100 Fund Standard Class	13,363,683	3,052	13,366,735	—	225	13,366,510
LVIP SSgA Moderate Index Allocation Fund Standard Class	35,443,018	38,002	35,481,020	—	690	35,480,330
LVIP SSgA Moderate Structured Allocation Fund Standard Class	33,999,889	30,935	34,030,824	—	629	34,030,195
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	45,361,019	27,241	45,388,260	—	864	45,387,396
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	26,553,126	3,865	26,556,991	—	452	26,556,539
LVIP SSgA S&P 500 Index Fund Standard Class	140,112,224	133,683	140,245,907	—	2,561	140,243,346
LVIP SSgA Small-Cap Index Fund Standard Class	22,941,635	23,605	22,965,240	—	402	22,964,838

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	$12,719,432	$2,084	$12,721,516	$—	$229	$12,721,287
LVIP T. Rowe Price Growth Stock Fund Standard Class	27,667,730	105,164	27,772,894	—	468	27,772,426
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	14,530,670	43,124	14,573,794	—	238	14,573,556
LVIP Templeton Growth Managed Volatility Fund Standard Class	6,360,663	28,781	6,389,444	—	90	6,389,354
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	89,889	—	89,889	—	2	89,887
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	7,376,037	—	7,376,037	—	105	7,375,932
LVIP Vanguard Domestic Equity ETF Fund Standard Class	34,192,187	21,187	34,213,374	—	628	34,212,746
LVIP Vanguard International Equity ETF Fund Standard Class	25,602,639	33,620	25,636,259	—	466	25,635,793
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	175,776	—	175,776	—	3	175,773
LVIP Wellington Capital Growth Fund Standard Class	11,937,281	9,885	11,947,166	—	151	11,947,015
LVIP Wellington Mid-Cap Value Fund Standard Class	10,521,142	5,143	10,526,285	—	175	10,526,110
M Capital Appreciation Fund	1,525,782	—	1,525,782	—	17	1,525,765
M International Equity Fund	2,122,528	—	2,122,528	—	22	2,122,506
M Large Cap Growth Fund	2,551,510	—	2,551,510	—	28	2,551,482
M Large Cap Value Fund	2,201,704	—	2,201,704	—	23	2,201,681
MFS VIT Growth Series Initial Class	24,731,908	1,588	24,733,496	—	362	24,733,134
MFS VIT Total Return Series Initial Class	27,418,316	1,203	27,419,519	—	366	27,419,153
MFS VIT Utilities Series Initial Class	30,872,284	—	30,872,284	17,006	444	30,854,834
MFS VIT II Core Equity Portfolio Initial Class	798,913	17	798,930	—	9	798,921
NB AMT Large Cap Value Portfolio I Class	1,206,250	9,551	1,215,801	—	19	1,215,782
NB AMT Mid Cap Growth Portfolio I Class	17,495,601	961	17,496,562	—	232	17,496,330
NB AMT Mid Cap Intrinsic Value Portfolio I Class	5,459,406	179	5,459,585	—	69	5,459,516
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	14,502,094	9,330	14,511,424	—	205	14,511,219
Putnam VT Global Health Care Fund Class IB	3,383,328	—	3,383,328	—	47	3,383,281
Putnam VT Growth & Income Fund Class IB	1,386,547	—	1,386,547	—	19	1,386,528
Templeton Foreign VIP Fund Class 1	1,283,190	—	1,283,190	532	19	1,282,639
Templeton Foreign VIP Fund Class 2	3,224,659	—	3,224,659	—	51	3,224,608
Templeton Global Bond VIP Fund Class 1	20,730,581	41,460	20,772,041	—	338	20,771,703
Templeton Growth VIP Fund Class 1	7,128,112	1,427	7,129,539	—	93	7,129,446
Templeton Growth VIP Fund Class 2	1,027,108	9,536	1,036,644	—	14	1,036,630

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of operations

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio Class A	$—	$(27,499)	$(27,499)	$178,901
AB VPS Growth and Income Portfolio Class A	268,794	(90,674)	178,120	1,280,822
AB VPS International Value Portfolio Class A	224,019	(40,624)	183,395	(62,168)
AB VPS Large Cap Growth Portfolio Class A	—	(13,570)	(13,570)	139,135
AB VPS Small/Mid Cap Value Portfolio Class A	222,429	(144,567)	77,862	458,139
American Century VP Inflation Protection Fund Class I	290,171	(56,885)	233,286	(274,851)
American Funds Global Growth Fund Class 2	503,891	(248,054)	255,837	1,099,008
American Funds Global Small Capitalization Fund Class 2	—	(284,463)	(284,463)	1,593,064
American Funds Growth Fund Class 2	1,099,737	(909,750)	189,987	6,083,118
American Funds Growth-Income Fund Class 2	2,287,506	(854,709)	1,432,797	3,913,388
American Funds International Fund Class 2	1,735,202	(585,323)	1,149,879	1,128,345
BlackRock Global Allocation V.I. Fund Class I	1,447,817	(713,293)	734,524	(192,233)
ClearBridge Variable Mid Cap Core Portfolio Class I	1,186	(16,818)	(15,632)	(3,082)
Delaware VIP Diversified Income Series Standard Class	1,402,092	(237,194)	1,164,898	(119,951)
Delaware VIP Emerging Markets Series Standard Class	363,846	(220,116)	143,730	(540,984)
Delaware VIP High Yield Series Standard Class	1,373,724	(98,761)	1,274,963	(448,234)
Delaware VIP Limited-Term Diversified Income Series Standard Class	444,385	(127,125)	317,260	(38,093)
Delaware VIP REIT Series Standard Class	540,974	(228,029)	312,945	2,208,256
Delaware VIP Small Cap Value Series Standard Class	375,558	(280,483)	95,075	1,146,396
Delaware VIP Smid Cap Growth Series Standard Class	138,553	(192,574)	(54,021)	897,244
Delaware VIP U.S. Growth Series Standard Class	103,119	(93,897)	9,222	262,389
Delaware VIP Value Series Standard Class	658,898	(219,728)	439,170	1,914,886
Deutsche Alternative Asset Allocation VIP Portfolio A	330,394	(59,964)	270,430	(61,441)
Deutsche Equity 500 Index VIP Portfolio A	704,447	(218,094)	486,353	2,591,010
Deutsche Small Cap Index VIP Portfolio A	110,656	(55,830)	54,826	538,794
Fidelity VIP Asset Manager Portfolio Initial Class	10,996	(3,888)	7,108	7,815
Fidelity VIP Contrafund Portfolio Service Class	1,092,967	(588,465)	504,502	3,960,166
Fidelity VIP Equity-Income Portfolio Initial Class	64,041	(11,485)	52,556	30,707
Fidelity VIP Equity-Income Portfolio Service Class	184,366	(29,101)	155,265	48,319
Fidelity VIP Growth Opportunities Portfolio Service Class	1,872	(14,829)	(12,957)	367,281
Fidelity VIP Growth Portfolio Service Class	33,601	(119,266)	(85,665)	824,389
Fidelity VIP High Income Portfolio Service Class	102,656	(8,951)	93,705	(5,008)
Fidelity VIP Investment Grade Bond Portfolio Initial Class	28,497	(6,302)	22,195	(2,420)
Fidelity VIP Mid Cap Portfolio Service Class	193,550	(258,207)	(64,657)	235,314
Fidelity VIP Overseas Portfolio Service Class	87,203	(33,780)	53,423	225,390
Franklin Income VIP Fund Class 1	2,133,263	(248,945)	1,884,318	(32,623)
Franklin Mutual Shares VIP Fund Class 1	1,071,685	(136,124)	935,561	260,282
Franklin Small-Mid Cap Growth VIP Fund Class 1	—	(63,957)	(63,957)	149,526
Invesco V.I. American Franchise Fund Series I	—	(60,973)	(60,973)	484,147
Invesco V.I. Core Equity Fund Series I	173,247	(80,241)	93,006	590,621
Invesco V.I. Core Plus Bond Fund Series I	28,865	(3,445)	25,420	881
Invesco V.I. International Growth Fund Series I	145,205	(52,228)	92,977	138,745
Janus Aspen Balanced Portfolio Institutional Shares	157,218	(54,110)	103,108	168,896
Janus Aspen Balanced Portfolio Service Shares	113,576	(39,662)	73,914	178,732
Janus Aspen Enterprise Portfolio Service Shares	19,333	(16,841)	2,492	234,190
Janus Aspen Global Research Portfolio Institutional Shares	62,837	(46,716)	16,121	483,783
Janus Aspen Global Research Portfolio Service Shares	12,964	(12,439)	525	98,845
Janus Aspen Global Technology Portfolio Service Shares	—	(9,198)	(9,198)	53,311
JPMIT Global Allocation Portfolio Class 1	2,986	(250)	2,736	14
LVIP Baron Growth Opportunities Fund Standard Class	—	(7,596)	(7,596)	51,574
LVIP Baron Growth Opportunities Fund Service Class	—	(124,280)	(124,280)	594,103
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	137,126	(45,255)	91,871	(39,999)
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	553,229	(193,753)	359,476	108,257
LVIP BlackRock Inflation Protected Bond Fund Standard Class	177,877	(77,434)	100,443	(135,088)
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	521	(312)	209	18
LVIP Clarion Global Real Estate Fund Standard Class	486,768	(79,544)	407,224	516,257
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	2,244	(441)	1,803	(47)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class A	$—	$178,901	$(61,694)	$89,708
AB VPS Growth and Income Portfolio Class A	—	1,280,822	(1,245,452)	213,490
AB VPS International Value Portfolio Class A	—	(62,168)	100,100	221,327
AB VPS Large Cap Growth Portfolio Class A	245,518	384,653	(111,353)	259,730
AB VPS Small/Mid Cap Value Portfolio Class A	4,521,093	4,979,232	(6,802,236)	(1,745,142)
American Century VP Inflation Protection Fund Class I	—	(274,851)	(295,704)	(337,269)
American Funds Global Growth Fund Class 2	4,385,953	5,484,961	(3,203,180)	2,537,618
American Funds Global Small Capitalization Fund Class 2	3,961,586	5,554,650	(5,580,830)	(310,643)
American Funds Growth Fund Class 2	36,809,374	42,892,492	(32,223,813)	10,858,666
American Funds Growth-Income Fund Class 2	24,359,437	28,272,825	(28,422,968)	1,282,654
American Funds International Fund Class 2	6,122,448	7,250,793	(14,665,263)	(6,264,591)
BlackRock Global Allocation V.I. Fund Class I	6,728,776	6,536,543	(9,390,566)	(2,119,499)
ClearBridge Variable Mid Cap Core Portfolio Class I	196,039	192,957	(205,826)	(28,501)
Delaware VIP Diversified Income Series Standard Class	514,529	394,578	(2,367,181)	(807,705)
Delaware VIP Emerging Markets Series Standard Class	854,248	313,264	(7,137,145)	(6,680,151)
Delaware VIP High Yield Series Standard Class	288,039	(160,195)	(2,461,393)	(1,346,625)
Delaware VIP Limited-Term Diversified Income Series Standard Class	—	(38,093)	(218,786)	60,381
Delaware VIP REIT Series Standard Class	—	2,208,256	(1,325,451)	1,195,750
Delaware VIP Small Cap Value Series Standard Class	5,460,139	6,606,535	(10,278,484)	(3,576,874)
Delaware VIP Smid Cap Growth Series Standard Class	2,971,952	3,869,196	(1,412,992)	2,402,183
Delaware VIP U.S. Growth Series Standard Class	1,417,890	1,680,279	(801,438)	888,063
Delaware VIP Value Series Standard Class	—	1,914,886	(2,769,021)	(414,965)
Deutsche Alternative Asset Allocation VIP Portfolio A	24,277	(37,164)	(1,029,117)	(795,851)
Deutsche Equity 500 Index VIP Portfolio A	1,962,193	4,553,203	(4,743,209)	296,347
Deutsche Small Cap Index VIP Portfolio A	796,948	1,335,742	(1,898,448)	(507,880)
Fidelity VIP Asset Manager Portfolio Initial Class	47,633	55,448	(64,671)	(2,115)
Fidelity VIP Contrafund Portfolio Service Class	9,572,857	13,533,023	(14,106,176)	(68,651)
Fidelity VIP Equity-Income Portfolio Initial Class	199,249	229,956	(370,474)	(87,962)
Fidelity VIP Equity-Income Portfolio Service Class	621,550	669,869	(1,086,254)	(261,120)
Fidelity VIP Growth Opportunities Portfolio Service Class	314,990	682,271	(502,563)	166,751
Fidelity VIP Growth Portfolio Service Class	525,483	1,349,872	(148,321)	1,115,886
Fidelity VIP High Income Portfolio Service Class	—	(5,008)	(153,119)	(64,422)
Fidelity VIP Investment Grade Bond Portfolio Initial Class	943	(1,477)	(31,928)	(11,210)
Fidelity VIP Mid Cap Portfolio Service Class	5,125,874	5,361,188	(6,210,640)	(914,109)
Fidelity VIP Overseas Portfolio Service Class	6,866	232,256	(59,454)	226,225
Franklin Income VIP Fund Class 1	—	(32,623)	(5,500,911)	(3,649,216)
Franklin Mutual Shares VIP Fund Class 1	2,158,067	2,418,349	(5,032,496)	(1,678,586)
Franklin Small-Mid Cap Growth VIP Fund Class 1	3,043,404	3,192,930	(3,461,078)	(332,105)
Invesco V.I. American Franchise Fund Series I	61,941	546,088	31,094	516,209
Invesco V.I. Core Equity Fund Series I	1,584,349	2,174,970	(3,219,273)	(951,297)
Invesco V.I. Core Plus Bond Fund Series I	—	881	(31,801)	(5,500)
Invesco V.I. International Growth Fund Series I	—	138,745	(586,745)	(355,023)
Janus Aspen Balanced Portfolio Institutional Shares	337,528	506,424	(601,887)	7,645
Janus Aspen Balanced Portfolio Service Shares	266,607	445,339	(512,977)	6,276
Janus Aspen Enterprise Portfolio Service Shares	403,425	637,615	(542,939)	97,168
Janus Aspen Global Research Portfolio Institutional Shares	—	483,783	(703,257)	(203,353)
Janus Aspen Global Research Portfolio Service Shares	—	98,845	(168,758)	(69,388)
Janus Aspen Global Technology Portfolio Service Shares	237,586	290,897	(216,552)	65,147
JPMIT Global Allocation Portfolio Class 1	946	960	(7,424)	(3,728)
LVIP Baron Growth Opportunities Fund Standard Class	112,744	164,318	(233,976)	(77,254)
LVIP Baron Growth Opportunities Fund Service Class	1,839,670	2,433,773	(3,613,596)	(1,304,103)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	—	(39,999)	(1,351,304)	(1,299,432)
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	—	108,257	(1,816,308)	(1,348,575)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	—	(135,088)	(482,930)	(517,575)
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	—	18	(5,539)	(5,312)
LVIP Clarion Global Real Estate Fund Standard Class	—	516,257	(1,241,212)	(317,731)
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	—	(47)	(5,234)	(3,478)

Lincoln Life Flexible Premium Variable Life Account M

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Delaware Bond Fund Standard Class	$2,707,051	$(544,990)	$2,162,061	$376,838
LVIP Delaware Diversified Floating Rate Fund Standard Class	212,578	(76,268)	136,310	(26,509)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	53,373	(16,855)	36,518	74,364
LVIP Delaware Social Awareness Fund Standard Class	93,543	(32,239)	61,304	215,086
LVIP Delaware Special Opportunities Fund Standard Class	86,786	(38,191)	48,595	110,570
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	96,597	(53,080)	43,517	(20,717)
LVIP Dimensional International Core Equity Fund Standard Class	2,816	(474)	2,342	(97)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	53,461	(17,814)	35,647	108,520
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	132,430	(56,822)	75,608	34,288
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	5,236	(866)	4,370	723
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	482,332	(152,576)	329,756	(740)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	695,639	(180,978)	514,661	259,073
LVIP Global Growth Allocation Managed Risk Fund Standard Class	2,029,342	(527,245)	1,502,097	1,078,828
LVIP Global Income Fund Standard Class	271,508	(43,753)	227,755	(33,718)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	1,937,765	(507,269)	1,430,496	2,179,079
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	13,438	(4,256)	9,182	(71)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	—	(36,964)	(36,964)	97,094
LVIP JPMorgan High Yield Fund Standard Class	1,413,110	(143,947)	1,269,163	(113,981)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	86,883	(60,605)	26,278	135,741
LVIP Managed Risk Profile 2010 Fund Standard Class	5,700	(1,323)	4,377	2,282
LVIP Managed Risk Profile 2020 Fund Standard Class	19,330	(5,202)	14,128	16,810
LVIP Managed Risk Profile 2030 Fund Standard Class	46,290	(12,291)	33,999	123,944
LVIP Managed Risk Profile 2040 Fund Standard Class	62,494	(16,754)	45,740	69,438
LVIP MFS International Growth Fund Standard Class	215,291	(86,648)	128,643	143,134
LVIP MFS Value Fund Standard Class	1,035,958	(223,278)	812,680	1,047,218
LVIP Mondrian International Value Fund Standard Class	809,130	(128,693)	680,437	196,646
LVIP Money Market Fund Standard Class	17,991	(438,631)	(420,640)	—
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	2,975	(515)	2,460	(362)
LVIP SSgA Bond Index Fund Standard Class	355,325	(73,267)	282,058	18,905
LVIP SSgA Conservative Index Allocation Fund Standard Class	177,162	(50,605)	126,557	1,849
LVIP SSgA Conservative Structured Allocation Fund Standard Class	137,544	(28,356)	109,188	3,633
LVIP SSgA Developed International 150 Fund Standard Class	297,468	(51,273)	246,195	(95,035)
LVIP SSgA Emerging Markets 100 Fund Standard Class	716,713	(79,036)	637,677	(285,354)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	611,295	(102,194)	509,101	82,662
LVIP SSgA International Index Fund Standard Class	451,921	(96,283)	355,638	(643)
LVIP SSgA Large Cap 100 Fund Standard Class	375,224	(77,167)	298,057	170,908
LVIP SSgA Moderate Index Allocation Fund Standard Class	639,996	(176,791)	463,205	(7,483)
LVIP SSgA Moderate Structured Allocation Fund Standard Class	999,996	(199,573)	800,423	119,843
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	861,394	(230,014)	631,380	29,488
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	858,149	(139,100)	719,049	11,008
LVIP SSgA S&P 500 Index Fund Standard Class	2,659,072	(750,216)	1,908,856	1,458,424
LVIP SSgA Small-Cap Index Fund Standard Class	221,543	(123,762)	97,781	273,780
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	327,813	(72,874)	254,939	62,110
LVIP T. Rowe Price Growth Stock Fund Standard Class	—	(141,930)	(141,930)	1,198,503
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	18,673	(70,559)	(51,886)	317,861
LVIP Templeton Growth Managed Volatility Fund Standard Class	94,553	(36,539)	58,014	62,457
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	1,053	(116)	937	(12)
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	—	(40,624)	(40,624)	965,365
LVIP Vanguard Domestic Equity ETF Fund Standard Class	566,002	(179,902)	386,100	167,549
LVIP Vanguard International Equity ETF Fund Standard Class	614,755	(145,278)	469,477	52,942
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	1,091	(795)	296	(2,080)
LVIP Wellington Capital Growth Fund Standard Class	—	(45,315)	(45,315)	243,886
LVIP Wellington Mid-Cap Value Fund Standard Class	66,174	(51,067)	15,107	318,436
M Capital Appreciation Fund	—	(7,010)	(7,010)	123,679
M International Equity Fund	37,608	(9,469)	28,139	(16,000)
M Large Cap Growth Fund	750	(11,752)	(11,002)	315,842

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Delaware Bond Fund Standard Class	$260,107	$636,945	$(3,005,706)	$(206,700)
LVIP Delaware Diversified Floating Rate Fund Standard Class	—	(26,509)	(282,686)	(172,885)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	105,623	179,987	(271,506)	(55,001)
LVIP Delaware Social Awareness Fund Standard Class	675,873	890,959	(1,027,641)	(75,378)
LVIP Delaware Special Opportunities Fund Standard Class	465,044	575,614	(634,283)	(10,074)
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	—	(20,717)	(578,830)	(556,030)
LVIP Dimensional International Core Equity Fund Standard Class	—	(97)	(8,539)	(6,294)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	427,163	535,683	(658,871)	(87,541)
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	—	34,288	(1,029,028)	(919,132)
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	1,826	2,549	(11,773)	(4,854)
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	8,954	8,214	(464,901)	(126,931)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	418,698	677,771	(2,014,915)	(822,483)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	—	1,078,828	(6,931,235)	(4,350,310)
LVIP Global Income Fund Standard Class	76,827	43,109	(501,492)	(230,628)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	63,064	2,242,143	(7,461,107)	(3,788,468)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	—	(71)	(43,956)	(34,845)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	71,699	168,793	(441,479)	(309,650)
LVIP JPMorgan High Yield Fund Standard Class	137,523	23,542	(2,603,173)	(1,310,468)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	—	135,741	(1,058,255)	(896,236)
LVIP Managed Risk Profile 2010 Fund Standard Class	15,683	17,965	(28,505)	(6,163)
LVIP Managed Risk Profile 2020 Fund Standard Class	34,806	51,616	(93,224)	(27,480)
LVIP Managed Risk Profile 2030 Fund Standard Class	152,996	276,940	(399,080)	(88,141)
LVIP Managed Risk Profile 2040 Fund Standard Class	235,014	304,452	(484,173)	(133,981)
LVIP MFS International Growth Fund Standard Class	—	143,134	(240,837)	30,940
LVIP MFS Value Fund Standard Class	1,141,715	2,188,933	(3,557,961)	(556,348)
LVIP Mondrian International Value Fund Standard Class	—	196,646	(2,158,154)	(1,281,071)
LVIP Money Market Fund Standard Class	—	—	—	(420,640)
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	59	(303)	(10,474)	(8,317)
LVIP SSgA Bond Index Fund Standard Class	—	18,905	(360,514)	(59,551)
LVIP SSgA Conservative Index Allocation Fund Standard Class	13,001	14,850	(308,608)	(167,201)
LVIP SSgA Conservative Structured Allocation Fund Standard Class	34,019	37,652	(274,023)	(127,183)
LVIP SSgA Developed International 150 Fund Standard Class	799,271	704,236	(1,661,052)	(710,621)
LVIP SSgA Emerging Markets 100 Fund Standard Class	—	(285,354)	(3,168,424)	(2,816,101)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	—	82,662	(2,038,591)	(1,446,828)
LVIP SSgA International Index Fund Standard Class	—	(643)	(974,347)	(619,352)
LVIP SSgA Large Cap 100 Fund Standard Class	1,661,382	1,832,290	(2,823,856)	(693,509)
LVIP SSgA Moderate Index Allocation Fund Standard Class	63,305	55,822	(1,457,899)	(938,872)
LVIP SSgA Moderate Structured Allocation Fund Standard Class	233,322	353,165	(2,434,464)	(1,280,876)
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	83,983	113,471	(1,962,396)	(1,217,545)
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	111,574	122,582	(1,971,374)	(1,129,743)
LVIP SSgA S&P 500 Index Fund Standard Class	1,220,456	2,678,880	(4,205,363)	382,373
LVIP SSgA Small-Cap Index Fund Standard Class	667,015	940,795	(2,347,833)	(1,309,257)
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	1,617,175	1,679,285	(2,847,207)	(912,983)
LVIP T. Rowe Price Growth Stock Fund Standard Class	902,636	2,101,139	94,306	2,053,515
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	843,092	1,160,953	(1,075,643)	33,424
LVIP Templeton Growth Managed Volatility Fund Standard Class	—	62,457	(698,578)	(578,107)
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	154	142	(1,873)	(794)
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	—	965,365	(882,695)	42,046
LVIP Vanguard Domestic Equity ETF Fund Standard Class	35,159	202,708	(878,525)	(289,717)
LVIP Vanguard International Equity ETF Fund Standard Class	—	52,942	(1,456,548)	(934,129)
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	—	(2,080)	(9,774)	(11,558)
LVIP Wellington Capital Growth Fund Standard Class	1,554,445	1,798,331	(891,030)	861,986
LVIP Wellington Mid-Cap Value Fund Standard Class	—	318,436	(609,503)	(275,960)
M Capital Appreciation Fund	173,893	297,572	(396,190)	(105,628)
M International Equity Fund	—	(16,000)	(87,031)	(74,892)
M Large Cap Growth Fund	436,705	752,547	(552,993)	188,552

Lincoln Life Flexible Premium Variable Life Account M

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
M Large Cap Value Fund	$30,545	$(9,658)	$20,887	$158,326
MFS VIT Core Equity Series Initial Class	8,112	(856)	7,256	215,141
MFS VIT Growth Series Initial Class	36,652	(117,827)	(81,175)	917,615
MFS VIT Total Return Series Initial Class	750,628	(143,806)	606,822	819,237
MFS VIT Utilities Series Initial Class	1,388,907	(174,097)	1,214,810	780,246
MFS VIT II Core Equity Portfolio Initial Class	4,622	(2,659)	1,963	(3,177)
NB AMT Large Cap Value Portfolio I Class	9,965	(7,351)	2,614	52,718
NB AMT Mid Cap Growth Portfolio I Class	—	(95,511)	(95,511)	327,925
NB AMT Mid Cap Intrinsic Value Portfolio I Class	46,591	(30,024)	16,567	371,840
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	614,380	(73,956)	540,424	(985,111)
Putnam VT Global Health Care Fund Class IB	—	(15,371)	(15,371)	113,665
Putnam VT Growth & Income Fund Class IB	28,659	(7,744)	20,915	57,879
Templeton Foreign VIP Fund Class 1	44,882	(7,426)	37,456	3,816
Templeton Foreign VIP Fund Class 2	118,199	(20,938)	97,261	40,066
Templeton Global Bond VIP Fund Class 1	1,353,068	(100,368)	1,252,700	(306,745)
Templeton Growth VIP Fund Class 1	220,880	(38,485)	182,395	229,666
Templeton Growth VIP Fund Class 2	28,956	(5,483)	23,473	21,908

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
M Large Cap Value Fund	$195,853	$354,179	$(400,188)	$(25,122)
MFS VIT Core Equity Series Initial Class	43,158	258,299	(246,224)	19,331
MFS VIT Growth Series Initial Class	1,275,466	2,193,081	(597,009)	1,514,897
MFS VIT Total Return Series Initial Class	1,067,803	1,887,040	(2,728,654)	(234,792)
MFS VIT Utilities Series Initial Class	2,293,732	3,073,978	(9,465,945)	(5,177,157)
MFS VIT II Core Equity Portfolio Initial Class	63,607	60,430	(85,879)	(23,486)
NB AMT Large Cap Value Portfolio I Class	100,700	153,418	(323,171)	(167,139)
NB AMT Mid Cap Growth Portfolio I Class	1,522,547	1,850,472	(1,510,116)	244,845
NB AMT Mid Cap Intrinsic Value Portfolio I Class	138,841	510,681	(1,035,886)	(508,638)
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	—	(985,111)	(3,943,577)	(4,388,264)
Putnam VT Global Health Care Fund Class IB	217,391	331,056	(156,264)	159,421
Putnam VT Growth & Income Fund Class IB	—	57,879	(209,351)	(130,557)
Templeton Foreign VIP Fund Class 1	42,088	45,904	(179,102)	(95,742)
Templeton Foreign VIP Fund Class 2	120,726	160,792	(506,952)	(248,899)
Templeton Global Bond VIP Fund Class 1	85,182	(221,563)	(1,921,617)	(890,480)
Templeton Growth VIP Fund Class 1	—	229,666	(929,334)	(517,273)
Templeton Growth VIP Fund Class 2	—	21,908	(122,777)	(77,396)

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets

Years Ended December 31, 2014 and 2015

	AB VPS Global Thematic Growth Portfolio Class A Subaccount	AB VPS Growth and Income Portfolio Class A Subaccount	AB VPS International Value Portfolio Class A Subaccount	AB VPS Large Cap Growth Portfolio Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio Class A Subaccount	American Century VP Inflation Protection Fund Class I Subaccount	American Funds Global Growth Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2014	$3,842,718	$18,075,613	$8,991,505	$2,190,051	$21,665,018	$13,563,160	$30,699,471
Changes From Operations:
• Net investment income (loss)	(22,480)	153,300	294,108	(11,896)	41,036	126,577	253,509
• Net realized gain (loss) on investments	183,670	1,063,891	(15,455)	303,022	4,064,743	169,060	4,557,214
• Net change in unrealized appreciation or depreciation on investments	7,962	354,358	(900,763)	(2,253)	(2,116,375)	117,024	(4,106,688)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	169,152	1,571,549	(622,110)	288,873	1,989,404	412,661	704,035
Change From Unit Transactions:
• Contract purchases	838,351	838,275	590,706	71,513	2,599,238	814,180	6,629,506
• Contract withdrawals	(412,036)	(1,597,656)	(592,082)	(228,667)	(2,348,140)	(1,257,736)	(3,051,171)
• Contract transfers	174,373	(258,717)	496,323	35,269	2,202,648	(844,579)	4,941,007
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	600,688	(1,018,098)	494,947	(121,885)	2,453,746	(1,288,135)	8,519,342
TOTAL INCREASE (DECREASE) IN NET ASSETS	769,840	553,451	(127,163)	166,988	4,443,150	(875,474)	9,223,377
NET ASSETS AT DECEMBER 31, 2014	4,612,558	18,629,064	8,864,342	2,357,039	26,108,168	12,687,686	39,922,848
Changes From Operations:
• Net investment income (loss)	(27,499)	178,120	183,395	(13,570)	77,862	233,286	255,837
• Net realized gain (loss) on investments	178,901	1,280,822	(62,168)	384,653	4,979,232	(274,851)	5,484,961
• Net change in unrealized appreciation or depreciation on investments	(61,694)	(1,245,452)	100,100	(111,353)	(6,802,236)	(295,704)	(3,203,180)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	89,708	213,490	221,327	259,730	(1,745,142)	(337,269)	2,537,618
Change From Unit Transactions:
• Contract purchases	602,759	744,317	543,137	97,196	3,134,091	746,432	6,420,030
• Contract withdrawals	(529,840)	(1,299,211)	(720,372)	(293,551)	(2,122,824)	(1,304,694)	(3,456,986)
• Contract transfers	699,054	70,944	(231,399)	568,036	1,988,704	(214,720)	4,696,221
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	771,973	(483,950)	(408,634)	371,681	2,999,971	(772,982)	7,659,265
TOTAL INCREASE (DECREASE) IN NET ASSETS	861,681	(270,460)	(187,307)	631,411	1,254,829	(1,110,251)	10,196,883
NET ASSETS AT DECEMBER 31, 2015	$5,474,239	$18,358,604	$8,677,035	$2,988,450	$27,362,997	$11,577,435	$50,119,731

See accompanying notes.

	American Funds Global Small Capitalization Fund Class 2 Subaccount	American Funds Growth Fund Class 2 Subaccount	American Funds Growth-Income Fund Class 2 Subaccount	American Funds International Fund Class 2 Subaccount	BlackRock Global Allocation V.I. Fund Class I Subaccount	ClearBridge Variable Mid Cap Core Portfolio Class I Subaccount
NET ASSETS AT JANUARY 1, 2014	$34,273,606	$144,273,943	$128,388,998	$78,474,519	$57,398,644	$—
Changes From Operations:
• Net investment income (loss)	(143,639)	495,036	1,205,357	864,685	1,736,942	729
• Net realized gain (loss) on investments	1,843,505	16,074,371	13,719,642	1,999,050	7,912,946	49,344
• Net change in unrealized appreciation or depreciation on investments	(1,118,261)	(3,910,523)	(1,138,017)	(5,761,687)	(8,749,994)	(31,002)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	581,605	12,658,884	13,786,982	(2,897,952)	899,894	19,071
Change From Unit Transactions:
• Contract purchases	5,242,467	23,353,913	15,779,341	11,507,240	25,180,180	672,328
• Contract withdrawals	(3,297,298)	(13,722,102)	(11,850,127)	(6,531,514)	(6,827,627)	(84,731)
• Contract transfers	4,875,794	5,934,982	10,641,626	13,306,719	22,707,258	305,994
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,820,963	15,566,793	14,570,840	18,282,445	41,059,811	893,591
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,402,568	28,225,677	28,357,822	15,384,493	41,959,705	912,662
NET ASSETS AT DECEMBER 31, 2014	41,676,174	172,499,620	156,746,820	93,859,012	99,358,349	912,662
Changes From Operations:
• Net investment income (loss)	(284,463)	189,987	1,432,797	1,149,879	734,524	(15,632)
• Net realized gain (loss) on investments	5,554,650	42,892,492	28,272,825	7,250,793	6,536,543	192,957
• Net change in unrealized appreciation or depreciation on investments	(5,580,830)	(32,223,813)	(28,422,968)	(14,665,263)	(9,390,566)	(205,826)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(310,643)	10,858,666	1,282,654	(6,264,591)	(2,119,499)	(28,501)
Change From Unit Transactions:
• Contract purchases	6,256,298	15,695,994	18,384,798	11,857,615	19,623,893	950,959
• Contract withdrawals	(3,773,057)	(14,551,806)	(13,613,615)	(7,743,809)	(7,975,426)	(221,718)
• Contract transfers	8,793,873	(1,028,774)	11,587,059	18,796,935	19,088,572	1,944,890
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,277,114	115,414	16,358,242	22,910,741	30,737,039	2,674,131
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,966,471	10,974,080	17,640,896	16,646,150	28,617,540	2,645,630
NET ASSETS AT DECEMBER 31, 2015	$52,642,645	$183,473,700	$174,387,716	$110,505,162	$127,975,889	$3,558,292

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Delaware VIP Diversified Income Series Standard Class Subaccount	Delaware VIP Emerging Markets Series Standard Class Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Series Standard Class Subaccount	Delaware VIP REIT Series Standard Class Subaccount	Delaware VIP Small Cap Value Series Standard Class Subaccount	Delaware VIP Smid Cap Growth Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$36,899,741	$37,342,425	$23,209,952	$14,683,203	$30,781,667	$49,290,834	$32,448,750
Changes From Operations:
• Net investment income (loss)	672,255	44,780	1,453,056	221,548	292,241	(42)	(144,672)
• Net realized gain (loss) on investments	103,675	968,201	622,677	(20,511)	1,444,977	6,923,372	4,348,934
• Net change in unrealized appreciation or depreciation on investments	1,016,391	(4,554,652)	(2,141,655)	15,181	7,491,131	(4,283,456)	(3,215,305)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,792,321	(3,541,671)	(65,922)	216,218	9,228,349	2,639,874	988,957
Change From Unit Transactions:
• Contract purchases	4,731,806	4,473,097	1,254,023	4,981,367	3,746,024	3,627,268	2,839,918
• Contract withdrawals	(3,910,814)	(3,440,327)	(1,866,527)	(1,673,274)	(3,457,869)	(4,330,320)	(3,341,864)
• Contract transfers	3,549,745	6,298,216	(2,786,592)	5,374,070	2,557,130	1,863,195	2,055,464
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,370,737	7,330,986	(3,399,096)	8,682,163	2,845,285	1,160,143	1,553,518
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,163,058	3,789,315	(3,465,018)	8,898,381	12,073,634	3,800,017	2,542,475
NET ASSETS AT DECEMBER 31, 2014	43,062,799	41,131,740	19,744,934	23,581,584	42,855,301	53,090,851	34,991,225
Changes From Operations:
• Net investment income (loss)	1,164,898	143,730	1,274,963	317,260	312,945	95,075	(54,021)
• Net realized gain (loss) on investments	394,578	313,264	(160,195)	(38,093)	2,208,256	6,606,535	3,869,196
• Net change in unrealized appreciation or depreciation on investments	(2,367,181)	(7,137,145)	(2,461,393)	(218,786)	(1,325,451)	(10,278,484)	(1,412,992)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(807,705)	(6,680,151)	(1,346,625)	60,381	1,195,750	(3,576,874)	2,402,183
Change From Unit Transactions:
• Contract purchases	5,499,955	4,113,766	1,125,508	3,923,442	3,930,451	3,612,684	3,088,851
• Contract withdrawals	(4,142,214)	(3,240,824)	(1,668,115)	(2,287,456)	(3,641,657)	(5,058,751)	(3,275,932)
• Contract transfers	3,579,329	7,098,752	(163,801)	2,297,042	(82,931)	2,620,814	1,963,719
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,937,070	7,971,694	(706,408)	3,933,028	205,863	1,174,747	1,776,638
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,129,365	1,291,543	(2,053,033)	3,993,409	1,401,613	(2,402,127)	4,178,821
NET ASSETS AT DECEMBER 31, 2015	$47,192,164	$42,423,283	$17,691,901	$27,574,993	$44,256,914	$50,688,724	$39,170,046

See accompanying notes.

	Delaware VIP U.S. Growth Series Standard Class Subaccount	Delaware VIP Value Series Standard Class Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio A Subaccount	Deutsche Equity 500 Index VIP Portfolio A Subaccount	Deutsche Small Cap Index VIP Portfolio A Subaccount	Fidelity VIP Asset Manager Portfolio Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$9,582,417	$27,434,727	$7,065,431	$44,101,026	$12,693,520	$780,991
Changes From Operations:
• Net investment income (loss)	(33,691)	333,353	109,544	581,330	46,548	6,634
• Net realized gain (loss) on investments	1,123,509	1,825,826	74,497	4,123,527	1,407,388	54,520
• Net change in unrealized appreciation or depreciation on investments	454,920	1,825,566	17,068	562,673	(1,011,984)	(22,811)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,544,738	3,984,745	201,109	5,267,530	441,952	38,343
Change From Unit Transactions:
• Contract purchases	2,502,442	3,359,228	1,433,688	2,041,593	481,480	34,275
• Contract withdrawals	(969,053)	(2,651,090)	(568,383)	(4,590,722)	(1,211,729)	(131,024)
• Contract transfers	3,222,644	4,307,525	2,078,289	(2,397,453)	(1,126,173)	(21,692)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,756,033	5,015,663	2,943,594	(4,946,582)	(1,856,422)	(118,441)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,300,771	9,000,408	3,144,703	320,948	(1,414,470)	(80,098)
NET ASSETS AT DECEMBER 31, 2014	15,883,188	36,435,135	10,210,134	44,421,974	11,279,050	700,893
Changes From Operations:
• Net investment income (loss)	9,222	439,170	270,430	486,353	54,826	7,108
• Net realized gain (loss) on investments	1,680,279	1,914,886	(37,164)	4,553,203	1,335,742	55,448
• Net change in unrealized appreciation or depreciation on investments	(801,438)	(2,769,021)	(1,029,117)	(4,743,209)	(1,898,448)	(64,671)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	888,063	(414,965)	(795,851)	296,347	(507,880)	(2,115)
Change From Unit Transactions:
• Contract purchases	2,858,093	3,801,170	1,765,450	1,881,648	441,782	39,464
• Contract withdrawals	(1,396,104)	(2,801,895)	(691,536)	(3,946,602)	(993,206)	(75,967)
• Contract transfers	3,932,872	5,956,722	1,170,422	(1,404,123)	(442,762)	6,250
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,394,861	6,955,997	2,244,336	(3,469,077)	(994,186)	(30,253)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,282,924	6,541,032	1,448,485	(3,172,730)	(1,502,066)	(32,368)
NET ASSETS AT DECEMBER 31, 2015	$22,166,112	$42,976,167	$11,658,619	$41,249,244	$9,776,984	$668,525

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Fidelity VIP Contrafund Portfolio Service Class Subaccount	Fidelity VIP Equity-Income Portfolio Initial Class Subaccount	Fidelity VIP Equity-Income Portfolio Service Class Subaccount	Fidelity VIP Growth Opportunities Portfolio Service Class Subaccount	Fidelity VIP Growth Portfolio Service Class Subaccount	Fidelity VIP High Income Portfolio Service Class Subaccount	Fidelity VIP Investment Grade Bond Portfolio Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$86,502,427	$2,385,184	$7,024,153	$3,462,177	$12,200,740	$1,686,934	$1,324,640
Changes From Operations:
• Net investment income (loss)	382,703	49,611	152,565	(11,546)	(67,064)	88,165	19,946
• Net realized gain (loss) on investments	6,514,403	119,414	373,739	350,492	807,425	8,431	(5,760)
• Net change in unrealized appreciation or depreciation on investments	3,368,746	13,204	6,351	36,298	612,519	(87,000)	50,906
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,265,852	182,229	532,655	375,244	1,352,880	9,596	65,092
Change From Unit Transactions:
• Contract purchases	12,259,015	120,068	271,172	188,303	1,936,472	98,456	69,343
• Contract withdrawals	(8,165,787)	(461,611)	(654,321)	(493,149)	(1,160,415)	(179,161)	(226,455)
• Contract transfers	5,622,507	(10,529)	(237,515)	(112,451)	1,812,102	45,553	(14,790)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,715,735	(352,072)	(620,664)	(417,297)	2,588,159	(35,152)	(171,902)
TOTAL INCREASE (DECREASE) IN NET ASSETS	19,981,587	(169,843)	(88,009)	(42,053)	3,941,039	(25,556)	(106,810)
NET ASSETS AT DECEMBER 31, 2014	106,484,014	2,215,341	6,936,144	3,420,124	16,141,779	1,661,378	1,217,830
Changes From Operations:
• Net investment income (loss)	504,502	52,556	155,265	(12,957)	(85,665)	93,705	22,195
• Net realized gain (loss) on investments	13,533,023	229,956	669,869	682,271	1,349,872	(5,008)	(1,477)
• Net change in unrealized appreciation or depreciation on investments	(14,106,176)	(370,474)	(1,086,254)	(502,563)	(148,321)	(153,119)	(31,928)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(68,651)	(87,962)	(261,120)	166,751	1,115,886	(64,422)	(11,210)
Change From Unit Transactions:
• Contract purchases	12,259,400	122,903	230,158	166,935	2,862,255	74,355	57,019
• Contract withdrawals	(9,891,755)	(264,699)	(613,439)	(665,089)	(1,603,450)	(200,500)	(200,235)
• Contract transfers	5,700,137	(73,657)	(650,370)	(176,634)	2,697,816	6,591	12,242
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,067,782	(215,453)	(1,033,651)	(674,788)	3,956,621	(119,554)	(130,974)
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,999,131	(303,415)	(1,294,771)	(508,037)	5,072,507	(183,976)	(142,184)
NET ASSETS AT DECEMBER 31, 2015	$114,483,145	$1,911,926	$5,641,373	$2,912,087	$21,214,286	$1,477,402	$1,075,646

See accompanying notes.

	Fidelity VIP Mid Cap Portfolio Service Class Subaccount	Fidelity VIP Overseas Portfolio Service Class Subaccount	Franklin Income VIP Fund Class 1 Subaccount	Franklin Mutual Shares VIP Fund Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 1 Subaccount	Invesco V.I. American Franchise Fund Series I Subaccount
NET ASSETS AT JANUARY 1, 2014	$28,285,447	$6,884,305	$24,992,624	$21,275,912	$13,738,633	$12,782,184
Changes From Operations:
• Net investment income (loss)	(100,455)	52,425	1,445,600	476,470	(68,862)	(58,524)
• Net realized gain (loss) on investments	1,171,710	191,181	248,354	742,961	3,107,525	633,110
• Net change in unrealized appreciation or depreciation on investments	769,597	(863,212)	(747,871)	360,158	(2,086,278)	346,374
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,840,852	(619,606)	946,083	1,579,589	952,385	920,960
Change From Unit Transactions:
• Contract purchases	4,711,715	657,376	5,631,861	4,609,921	778,116	792,219
• Contract withdrawals	(2,330,554)	(598,299)	(2,653,651)	(1,855,175)	(1,379,597)	(2,022,385)
• Contract transfers	3,857,814	462,752	9,967,524	3,111,575	(321,162)	(473,570)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,238,975	521,829	12,945,734	5,866,321	(922,643)	(1,703,736)
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,079,827	(97,777)	13,891,817	7,445,910	29,742	(782,776)
NET ASSETS AT DECEMBER 31, 2014	36,365,274	6,786,528	38,884,441	28,721,822	13,768,375	11,999,408
Changes From Operations:
• Net investment income (loss)	(64,657)	53,423	1,884,318	935,561	(63,957)	(60,973)
• Net realized gain (loss) on investments	5,361,188	232,256	(32,623)	2,418,349	3,192,930	546,088
• Net change in unrealized appreciation or depreciation on investments	(6,210,640)	(59,454)	(5,500,911)	(5,032,496)	(3,461,078)	31,094
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(914,109)	226,225	(3,649,216)	(1,678,586)	(332,105)	516,209
Change From Unit Transactions:
• Contract purchases	7,251,639	428,946	6,717,712	4,814,168	791,676	715,863
• Contract withdrawals	(3,767,771)	(620,187)	(3,682,524)	(2,279,691)	(1,365,958)	(1,607,799)
• Contract transfers	7,269,783	(318,866)	9,450,337	3,029,994	(302,065)	(102,945)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,753,651	(510,107)	12,485,525	5,564,471	(876,347)	(994,881)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,839,542	(283,882)	8,836,309	3,885,885	(1,208,452)	(478,672)
NET ASSETS AT DECEMBER 31, 2015	$46,204,816	$6,502,646	$47,720,750	$32,607,707	$12,559,923	$11,520,736

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Invesco V.I. Core Equity Fund Series I Subaccount	Invesco V.I. Core Plus Bond Fund Series I Subaccount	Invesco V.I. International Growth Fund Series I Subaccount	Janus Aspen Balanced Portfolio Institutional Shares Subaccount	Janus Aspen Balanced Portfolio Service Shares Subaccount	Janus Aspen Enterprise Portfolio Service Shares Subaccount	Janus Aspen Global Research Portfolio Institutional Shares Subaccount
NET ASSETS AT JANUARY 1, 2014	$17,189,244	$617,250	$6,618,106	$10,855,174	$8,665,201	$3,441,082	$10,592,007
Changes From Operations:
• Net investment income (loss)	54,626	29,460	74,829	124,252	86,603	(16,979)	59,910
• Net realized gain (loss) on investments	977,768	2,061	331,351	501,406	548,988	671,325	467,895
• Net change in unrealized appreciation or depreciation on investments	217,257	14,291	(435,628)	176,633	8,068	(283,642)	159,724
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,249,651	45,812	(29,448)	802,291	643,659	370,704	687,529
Change From Unit Transactions:
• Contract purchases	902,499	36,231	645,823	599,005	429,443	158,150	618,653
• Contract withdrawals	(2,052,235)	(71,786)	(787,944)	(1,514,826)	(646,086)	(353,597)	(1,324,876)
• Contract transfers	(859,804)	1,734	812,004	(391,745)	(566,155)	(253,652)	(537,918)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,009,540)	(33,821)	669,883	(1,307,566)	(782,798)	(449,099)	(1,244,141)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(759,889)	11,991	640,435	(505,275)	(139,139)	(78,395)	(556,612)
NET ASSETS AT DECEMBER 31, 2014	16,429,355	629,241	7,258,541	10,349,899	8,526,062	3,362,687	10,035,395
Changes From Operations:
• Net investment income (loss)	93,006	25,420	92,977	103,108	73,914	2,492	16,121
• Net realized gain (loss) on investments	2,174,970	881	138,745	506,424	445,339	637,615	483,783
• Net change in unrealized appreciation or depreciation on investments	(3,219,273)	(31,801)	(586,745)	(601,887)	(512,977)	(542,939)	(703,257)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(951,297)	(5,500)	(355,023)	7,645	6,276	97,168	(203,353)
Change From Unit Transactions:
• Contract purchases	893,703	35,572	1,077,350	636,234	397,914	196,441	555,436
• Contract withdrawals	(2,620,127)	(53,249)	(978,845)	(1,966,846)	(696,499)	(371,587)	(1,920,910)
• Contract transfers	487,179	6,277	4,232,164	338,145	(248,252)	311,168	214,440
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,239,245)	(11,400)	4,330,669	(992,467)	(546,837)	136,022	(1,151,034)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,190,542)	(16,900)	3,975,646	(984,822)	(540,561)	233,190	(1,354,387)
NET ASSETS AT DECEMBER 31, 2015	$14,238,813	$612,341	$11,234,187	$9,365,077	$7,985,501	$3,595,877	$8,681,008

See accompanying notes.

	Janus Aspen Global Research Portfolio Service Shares Subaccount	Janus Aspen Global Technology Portfolio Service Shares Subaccount	JPMIT Global Allocation Portfolio Class 1 Subaccount	LVIP Baron Growth Opportunities Fund Standard Class Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$2,477,199	$1,578,895	$—	$1,547,194	$15,985,041	$1,186,955
Changes From Operations:
• Net investment income (loss)	11,345	(8,782)	—	(2,832)	(57,254)	29,381
• Net realized gain (loss) on investments	101,015	172,113	—	123,272	806,576	7,425
• Net change in unrealized appreciation or depreciation on investments	50,899	(32,063)	—	(65,294)	170,490	(222,046)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	163,259	131,268	—	55,146	919,812	(185,240)
Change From Unit Transactions:
• Contract purchases	140,236	66,273	—	70,724	2,568,451	1,026,877
• Contract withdrawals	(292,098)	(154,106)	—	(92,030)	(2,097,547)	(211,519)
• Contract transfers	68,362	2,437	—	(232,733)	3,054,659	2,041,253
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(83,500)	(85,396)	—	(254,039)	3,525,563	2,856,611
TOTAL INCREASE (DECREASE) IN NET ASSETS	79,759	45,872	—	(198,893)	4,445,375	2,671,371
NET ASSETS AT DECEMBER 31, 2014	2,556,958	1,624,767	—	1,348,301	20,430,416	3,858,326
Changes From Operations:
• Net investment income (loss)	525	(9,198)	2,736	(7,596)	(124,280)	91,871
• Net realized gain (loss) on investments	98,845	290,897	960	164,318	2,433,773	(39,999)
• Net change in unrealized appreciation or depreciation on investments	(168,758)	(216,552)	(7,424)	(233,976)	(3,613,596)	(1,351,304)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(69,388)	65,147	(3,728)	(77,254)	(1,304,103)	(1,299,432)
Change From Unit Transactions:
• Contract purchases	120,857	62,720	260,417	62,438	2,828,230	1,045,770
• Contract withdrawals	(325,338)	(172,684)	(26,998)	(83,581)	(1,636,915)	(383,362)
• Contract transfers	26,123	84,670	153,289	135,364	2,622,965	4,636,513
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(178,358)	(25,294)	386,708	114,221	3,814,280	5,298,921
TOTAL INCREASE (DECREASE) IN NET ASSETS	(247,746)	39,853	382,980	36,967	2,510,177	3,999,489
NET ASSETS AT DECEMBER 31, 2015	$2,309,212	$1,664,620	$382,980	$1,385,268	$22,940,593	$7,857,815

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Standard Class Subaccount	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class Subaccount	LVIP Clarion Global Real Estate Fund Standard Class Subaccount	LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class Subaccount	LVIP Delaware Bond Fund Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$11,791,496	$9,610,763	$—	$10,026,096	$—	$85,777,236	$7,862,016
Changes From Operations:
• Net investment income (loss)	170,325	126,607	—	300,282	—	1,557,692	113,259
• Net realized gain (loss) on investments	229,034	(44,241)	—	285,339	—	1,136,385	8,157
• Net change in unrealized appreciation or depreciation on investments	91,017	150,622	—	932,402	—	2,247,143	(142,129)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	490,376	232,988	—	1,518,023	—	4,941,220	(20,713)
Change From Unit Transactions:
• Contract purchases	3,082,494	1,925,615	—	1,817,172	—	11,381,849	2,079,848
• Contract withdrawals	(1,788,139)	(949,764)	—	(1,023,879)	—	(10,096,555)	(791,896)
• Contract transfers	4,771,775	2,273,998	—	1,791,780	—	9,288,842	3,478,334
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,066,130	3,249,849	—	2,585,073	—	10,574,136	4,766,286
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,556,506	3,482,837	—	4,103,096	—	15,515,356	4,745,573
NET ASSETS AT DECEMBER 31, 2014	18,348,002	13,093,600	—	14,129,192	—	101,292,592	12,607,589
Changes From Operations:
• Net investment income (loss)	359,476	100,443	209	407,224	1,803	2,162,061	136,310
• Net realized gain (loss) on investments	108,257	(135,088)	18	516,257	(47)	636,945	(26,509)
• Net change in unrealized appreciation or depreciation on investments	(1,816,308)	(482,930)	(5,539)	(1,241,212)	(5,234)	(3,005,706)	(282,686)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,348,575)	(517,575)	(5,312)	(317,731)	(3,478)	(206,700)	(172,885)
Change From Unit Transactions:
• Contract purchases	4,314,361	2,642,592	94,923	1,889,239	164,652	11,802,735	1,930,490
• Contract withdrawals	(1,732,231)	(1,193,755)	(12,374)	(1,165,799)	(19,559)	(9,287,779)	(929,173)
• Contract transfers	11,289,521	1,736,132	109,743	796,632	218,780	10,292,196	73,519
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	13,871,651	3,184,969	192,292	1,520,072	363,873	12,807,152	1,074,836
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,523,076	2,667,394	186,980	1,202,341	360,395	12,600,452	901,951
NET ASSETS AT DECEMBER 31, 2015	$30,871,078	$15,760,994	$186,980	$15,331,533	$360,395	$113,893,044	$13,509,540
See accompanying notes.

	LVIP Delaware Foundation Aggressive Allocation Fund Standard Class Subaccount	LVIP Delaware Social Awareness Fund Standard Class Subaccount	LVIP Delaware Special Opportunities Fund Standard Class Subaccount	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class Subaccount	LVIP Dimensional International Core Equity Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$3,494,404	$4,214,778	$5,543,472	$3,271,993	$—	$3,393,736
Changes From Operations:
• Net investment income (loss)	55,605	60,329	52,204	114,383	—	48,836
• Net realized gain (loss) on investments	157,717	546,919	485,385	8,523	—	323,289
• Net change in unrealized appreciation or depreciation on investments	(83,500)	121,951	(118,119)	(614,877)	—	20,916
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	129,822	729,199	419,470	(491,971)	—	393,041
Change From Unit Transactions:
• Contract purchases	156,852	345,769	757,237	1,576,768	—	207,290
• Contract withdrawals	(333,720)	(468,427)	(442,348)	(396,748)	—	(153,447)
• Contract transfers	(263,598)	1,235,280	421,754	2,424,865	—	(380,293)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(440,466)	1,112,622	736,643	3,604,885	—	(326,450)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(310,644)	1,841,821	1,156,113	3,112,914	—	66,591
NET ASSETS AT DECEMBER 31, 2014	3,183,760	6,056,599	6,699,585	6,384,907	—	3,460,327
Changes From Operations:
• Net investment income (loss)	36,518	61,304	48,595	43,517	2,342	35,647
• Net realized gain (loss) on investments	179,987	890,959	575,614	(20,717)	(97)	535,683
• Net change in unrealized appreciation or depreciation on investments	(271,506)	(1,027,641)	(634,283)	(578,830)	(8,539)	(658,871)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(55,001)	(75,378)	(10,074)	(556,030)	(6,294)	(87,541)
Change From Unit Transactions:
• Contract purchases	140,345	713,119	665,029	1,590,686	109,976	226,505
• Contract withdrawals	(257,723)	(658,846)	(473,320)	(721,371)	(17,398)	(217,855)
• Contract transfers	(48,271)	63,324	37,165	2,868,153	237,108	(237,498)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(165,649)	117,597	228,874	3,737,468	329,686	(228,848)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(220,650)	42,219	218,800	3,181,438	323,392	(316,389)
NET ASSETS AT DECEMBER 31, 2015	$2,963,110	$6,098,818	$6,918,385	$9,566,345	$323,392	$3,143,938

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Income Fund Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$4,679,787	$—	$7,773,370	$23,620,877	$76,860,016	$7,609,165	$73,147,789
Changes From Operations:
• Net investment income (loss)	49,893	—	254,571	469,732	1,477,926	17,351	1,319,039
• Net realized gain (loss) on investments	63,077	—	16,214	613,012	1,206,097	21,006	890,819
• Net change in unrealized appreciation or depreciation on investments	242,618	—	188,767	230,512	(339,647)	71,588	635,534
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	355,588	—	459,552	1,313,256	2,344,376	109,945	2,845,392
Change From Unit Transactions:
• Contract purchases	1,917,183	—	3,504,080	6,682,962	14,601,406	1,433,381	10,194,140
• Contract withdrawals	(491,854)	—	(903,954)	(2,310,042)	(8,942,131)	(1,046,607)	(6,240,883)
• Contract transfers	2,463,697	—	9,693,298	2,141,753	9,889,683	1,617,842	10,058,578
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,889,026	—	12,293,424	6,514,673	15,548,958	2,004,616	14,011,835
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,244,614	—	12,752,976	7,827,929	17,893,334	2,114,561	16,857,227
NET ASSETS AT DECEMBER 31, 2014	8,924,401	—	20,526,346	31,448,806	94,753,350	9,723,726	90,005,016
Changes From Operations:
• Net investment income (loss)	75,608	4,370	329,756	514,661	1,502,097	227,755	1,430,496
• Net realized gain (loss) on investments	34,288	2,549	8,214	677,771	1,078,828	43,109	2,242,143
• Net change in unrealized appreciation or depreciation on investments	(1,029,028)	(11,773)	(464,901)	(2,014,915)	(6,931,235)	(501,492)	(7,461,107)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(919,132)	(4,854)	(126,931)	(822,483)	(4,350,310)	(230,628)	(3,788,468)
Change From Unit Transactions:
• Contract purchases	2,015,674	174,467	4,526,361	2,225,596	14,153,054	1,147,083	9,578,231
• Contract withdrawals	(988,207)	(27,684)	(1,929,891)	(2,241,371)	(8,861,563)	(759,594)	(8,021,398)
• Contract transfers	1,452,963	395,627	5,998,999	1,308,621	3,395,711	(1,142,764)	5,316,711
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,480,430	542,410	8,595,469	1,292,846	8,687,202	(755,275)	6,873,544
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,561,298	537,556	8,468,538	470,363	4,336,892	(985,903)	3,085,076
NET ASSETS AT DECEMBER 31, 2015	$10,485,699	$537,556	$28,994,884	$31,919,169	$99,090,242	$8,737,823	$93,090,092

See accompanying notes.

	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class Subaccount	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP JPMorgan High Yield Fund Standard Class Subaccount	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class Subaccount	LVIP Managed Risk Profile 2010 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2020 Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$3,718,638	$13,427,935	$5,144,062	$323,003	$1,060,134
Changes From Operations:
• Net investment income (loss)	1,714	(26,278)	861,170	37,419	4,298	16,222
• Net realized gain (loss) on investments	1,259	49,146	159,495	95,008	31,984	57,234
• Net change in unrealized appreciation or depreciation on investments	(3,030)	(355,648)	(794,981)	498,758	(22,725)	(35,491)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(57)	(332,780)	225,684	631,185	13,557	37,965
Change From Unit Transactions:
• Contract purchases	80,211	859,643	3,868,400	1,728,461	7,154	73,894
• Contract withdrawals	(11,815)	(351,932)	(1,603,742)	(582,821)	(40,678)	(167,126)
• Contract transfers	258,817	1,869,209	6,582,703	3,227,595	10,618	102,542
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	327,213	2,376,920	8,847,361	4,373,235	(22,906)	9,310
TOTAL INCREASE (DECREASE) IN NET ASSETS	327,156	2,044,140	9,073,045	5,004,420	(9,349)	47,275
NET ASSETS AT DECEMBER 31, 2014	327,156	5,762,778	22,500,980	10,148,482	313,654	1,107,409
Changes From Operations:
• Net investment income (loss)	9,182	(36,964)	1,269,163	26,278	4,377	14,128
• Net realized gain (loss) on investments	(71)	168,793	23,542	135,741	17,965	51,616
• Net change in unrealized appreciation or depreciation on investments	(43,956)	(441,479)	(2,603,173)	(1,058,255)	(28,505)	(93,224)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(34,845)	(309,650)	(1,310,468)	(896,236)	(6,163)	(27,480)
Change From Unit Transactions:
• Contract purchases	262,382	984,334	4,207,823	1,314,655	6,478	49,636
• Contract withdrawals	(61,466)	(570,925)	(1,731,756)	(549,432)	(16,538)	(89,621)
• Contract transfers	241,978	326,274	3,516,415	893,553	(1,871)	(30,098)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	442,894	739,683	5,992,482	1,658,776	(11,931)	(70,083)
TOTAL INCREASE (DECREASE) IN NET ASSETS	408,049	430,033	4,682,014	762,540	(18,094)	(97,563)
NET ASSETS AT DECEMBER 31, 2015	$735,205	$6,192,811	$27,182,994	$10,911,022	$295,560	$1,009,846

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Managed Risk Profile 2030 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2040 Fund Standard Class Subaccount	LVIP MFS International Growth Fund Standard Class Subaccount	LVIP MFS Value Fund Standard Class Subaccount	LVIP Mondrian International Value Fund Standard Class Subaccount	LVIP Money Market Fund Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$2,148,157	$3,843,355	$10,219,325	$26,710,908	$19,314,831	$86,438,976	$—
Changes From Operations:
• Net investment income (loss)	38,417	66,729	90,989	781,203	788,080	(452,307)	282
• Net realized gain (loss) on investments	21,106	260,087	109,981	622,757	455,517	—	26
• Net change in unrealized appreciation or depreciation on investments	19,812	(217,772)	(946,056)	1,993,053	(1,952,964)	—	(217)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	79,335	109,044	(745,086)	3,397,013	(709,367)	(452,307)	91
Change From Unit Transactions:
• Contract purchases	208,235	197,128	2,299,681	7,372,645	2,102,993	334,244,825	40
• Contract withdrawals	(125,271)	(446,978)	(1,030,871)	(2,399,096)	(1,756,872)	(40,387,097)	(215)
• Contract transfers	142,061	8,456	3,543,692	5,547,714	2,801,142	(281,345,296)	19,463
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	225,025	(241,394)	4,812,502	10,521,263	3,147,263	12,512,432	19,288
TOTAL INCREASE (DECREASE) IN NET ASSETS	304,360	(132,350)	4,067,416	13,918,276	2,437,896	12,060,125	19,379
NET ASSETS AT DECEMBER 31, 2014	2,452,517	3,711,005	14,286,741	40,629,184	21,752,727	98,499,101	19,379
Changes From Operations:
• Net investment income (loss)	33,999	45,740	128,643	812,680	680,437	(420,640)	2,460
• Net realized gain (loss) on investments	276,940	304,452	143,134	2,188,933	196,646	—	(303)
• Net change in unrealized appreciation or depreciation on investments	(399,080)	(484,173)	(240,837)	(3,557,961)	(2,158,154)	—	(10,474)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(88,141)	(133,981)	30,940	(556,348)	(1,281,071)	(420,640)	(8,317)
Change From Unit Transactions:
• Contract purchases	204,040	201,004	2,476,398	7,332,922	2,308,169	333,061,261	126,222
• Contract withdrawals	(216,906)	(300,528)	(1,386,317)	(3,732,268)	(1,755,053)	(44,124,870)	(22,715)
• Contract transfers	159,185	(2,934)	2,752,122	6,247,223	5,441,157	(312,729,336)	84,189
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	146,319	(102,458)	3,842,203	9,847,877	5,994,273	(23,792,945)	187,696
TOTAL INCREASE (DECREASE) IN NET ASSETS	58,178	(236,439)	3,873,143	9,291,529	4,713,202	(24,213,585)	179,379
NET ASSETS AT DECEMBER 31, 2015	$2,510,695	$3,474,566	$18,159,884	$49,920,713	$26,465,929	$74,285,516	$198,758

See accompanying notes.

	LVIP SSgA Bond Index Fund Standard Class Subaccount	LVIP SSgA Conservative Index Allocation Fund Standard Class Subaccount	LVIP SSgA Conservative Structured Allocation Fund Standard Class Subaccount	LVIP SSgA Developed International 150 Fund Standard Class Subaccount	LVIP SSgA Emerging Markets 100 Fund Standard Class Subaccount	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$5,806,989	$3,781,918	$2,177,355	$1,569,555	$11,006,811	$16,287,604
Changes From Operations:
• Net investment income (loss)	141,883	83,001	91,990	175,389	344,320	338,534
• Net realized gain (loss) on investments	25,840	51,759	95,614	172,842	(290,848)	226,094
• Net change in unrealized appreciation or depreciation on investments	219,439	76,527	(10,868)	(590,716)	(535,950)	33,845
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	387,162	211,287	176,736	(242,485)	(482,478)	598,473
Change From Unit Transactions:
• Contract purchases	1,422,770	771,780	446,336	2,713,207	3,090,153	1,871,096
• Contract withdrawals	(705,864)	(281,037)	(600,895)	(414,803)	(1,956,277)	(1,762,897)
• Contract transfers	3,409,379	1,983,622	2,537,687	2,498,112	2,164,549	2,167,653
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,126,285	2,474,365	2,383,128	4,796,516	3,298,425	2,275,852
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,513,447	2,685,652	2,559,864	4,554,031	2,815,947	2,874,325
NET ASSETS AT DECEMBER 31, 2014	10,320,436	6,467,570	4,737,219	6,123,586	13,822,758	19,161,929
Changes From Operations:
• Net investment income (loss)	282,058	126,557	109,188	246,195	637,677	509,101
• Net realized gain (loss) on investments	18,905	14,850	37,652	704,236	(285,354)	82,662
• Net change in unrealized appreciation or depreciation on investments	(360,514)	(308,608)	(274,023)	(1,661,052)	(3,168,424)	(2,038,591)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(59,551)	(167,201)	(127,183)	(710,621)	(2,816,101)	(1,446,828)
Change From Unit Transactions:
• Contract purchases	2,462,329	1,693,267	444,333	1,347,549	1,923,516	1,699,960
• Contract withdrawals	(934,119)	(498,882)	(272,693)	(543,463)	(1,086,046)	(1,485,431)
• Contract transfers	2,620,978	1,114,804	347,439	3,277,387	2,946,585	1,160,179
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,149,188	2,309,189	519,079	4,081,473	3,784,055	1,374,708
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,089,637	2,141,988	391,896	3,370,852	967,954	(72,120)
NET ASSETS AT DECEMBER 31, 2015	$14,410,073	$8,609,558	$5,129,115	$9,494,438	$14,790,712	$19,089,809

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP SSgA International Index Fund Standard Class Subaccount	LVIP SSgA Large Cap 100 Fund Standard Class Subaccount	LVIP SSgA Moderate Index Allocation Fund Standard Class Subaccount	LVIP SSgA Moderate Structured Allocation Fund Standard Class Subaccount	LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class Subaccount	LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class Subaccount	LVIP SSgA S&P 500 Index Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$4,800,451	$4,559,021	$6,412,510	$13,405,566	$13,707,333	$9,823,622	$40,290,067
Changes From Operations:
• Net investment income (loss)	265,580	226,222	316,387	523,965	497,578	502,970	1,331,758
• Net realized gain (loss) on investments	123,568	712,819	133,536	282,684	190,725	247,034	2,495,484
• Net change in unrealized appreciation or depreciation on investments	(1,080,257)	268,168	(62,456)	20,823	(129,378)	(82,507)	4,459,699
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(691,109)	1,207,209	387,467	827,472	558,925	667,497	8,286,941
Change From Unit Transactions:
• Contract purchases	2,915,014	3,684,687	7,350,520	5,224,937	7,678,308	6,462,597	29,375,869
• Contract withdrawals	(715,565)	(772,951)	(1,387,346)	(1,891,906)	(1,877,957)	(1,327,516)	(5,843,614)
• Contract transfers	4,990,914	3,335,757	6,206,398	6,017,089	9,216,424	4,721,753	22,632,347
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,190,363	6,247,493	12,169,572	9,350,120	15,016,775	9,856,834	46,164,602
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,499,254	7,454,702	12,557,039	10,177,592	15,575,700	10,524,331	54,451,543
NET ASSETS AT DECEMBER 31, 2014	11,299,705	12,013,723	18,969,549	23,583,158	29,283,033	20,347,953	94,741,610
Changes From Operations:
• Net investment income (loss)	355,638	298,057	463,205	800,423	631,380	719,049	1,908,856
• Net realized gain (loss) on investments	(643)	1,832,290	55,822	353,165	113,471	122,582	2,678,880
• Net change in unrealized appreciation or depreciation on investments	(974,347)	(2,823,856)	(1,457,899)	(2,434,464)	(1,962,396)	(1,971,374)	(4,205,363)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(619,352)	(693,509)	(938,872)	(1,280,876)	(1,217,545)	(1,129,743)	382,373
Change From Unit Transactions:
• Contract purchases	2,404,985	2,070,528	9,358,686	9,074,713	9,088,465	4,971,123	20,654,889
• Contract withdrawals	(941,733)	(975,493)	(2,494,416)	(3,809,168)	(3,315,255)	(1,716,668)	(7,778,316)
• Contract transfers	5,507,532	951,261	10,585,383	6,462,368	11,548,698	4,083,874	32,242,790
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,970,784	2,046,296	17,449,653	11,727,913	17,321,908	7,338,329	45,119,363
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,351,432	1,352,787	16,510,781	10,447,037	16,104,363	6,208,586	45,501,736
NET ASSETS AT DECEMBER 31, 2015	$17,651,137	$13,366,510	$35,480,330	$34,030,195	$45,387,396	$26,556,539	$140,243,346

See accompanying notes.

	LVIP SSgA Small-Cap Index Fund Standard Class Subaccount	LVIP SSgA Small-Mid Cap 200 Fund Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount	LVIP Templeton Growth Managed Volatility Fund Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$7,916,327	$5,400,229	$11,053,179	$6,056,235	$5,210,061	$—
Changes From Operations:
• Net investment income (loss)	70,857	289,456	(78,140)	(20,124)	78,172	—
• Net realized gain (loss) on investments	629,103	491,706	458,560	958,896	72,932	—
• Net change in unrealized appreciation or depreciation on investments	38,371	(418,824)	908,820	(10,548)	(337,760)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	738,331	362,338	1,289,240	928,224	(186,656)	—
Change From Unit Transactions:
• Contract purchases	3,564,243	1,892,273	2,596,733	1,636,303	867,558	—
• Contract withdrawals	(941,156)	(641,665)	(1,162,347)	(719,696)	(471,014)	—
• Contract transfers	5,226,522	3,470,657	5,184,035	2,369,136	1,991,731	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,849,609	4,721,265	6,618,421	3,285,743	2,388,275	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,587,940	5,083,603	7,907,661	4,213,967	2,201,619	—
NET ASSETS AT DECEMBER 31, 2014	16,504,267	10,483,832	18,960,840	10,270,202	7,411,680	—
Changes From Operations:
• Net investment income (loss)	97,781	254,939	(141,930)	(51,886)	58,014	937
• Net realized gain (loss) on investments	940,795	1,679,285	2,101,139	1,160,953	62,457	142
• Net change in unrealized appreciation or depreciation on investments	(2,347,833)	(2,847,207)	94,306	(1,075,643)	(698,578)	(1,873)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,309,257)	(912,983)	2,053,515	33,424	(578,107)	(794)
Change From Unit Transactions:
• Contract purchases	3,090,412	1,589,939	5,470,581	1,495,538	864,548	31,036
• Contract withdrawals	(1,271,220)	(724,799)	(1,804,080)	(880,853)	(515,727)	(5,695)
• Contract transfers	5,950,636	2,285,298	3,091,570	3,655,245	(793,040)	65,340
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,769,828	3,150,438	6,758,071	4,269,930	(444,219)	90,681
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,460,571	2,237,455	8,811,586	4,303,354	(1,022,326)	89,887
NET ASSETS AT DECEMBER 31, 2015	$22,964,838	$12,721,287	$27,772,426	$14,573,556	$6,389,354	$89,887

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund Standard Class Subaccount	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class Subaccount	LVIP Wellington Capital Growth Fund Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund Standard Class Subaccount	M Capital Appreciation Fund Subaccount
NET ASSETS AT JANUARY 1, 2014	$9,524,913	$6,411,450	$5,313,773	$—	$6,322,177	$4,411,394	$1,523,731
Changes From Operations:
• Net investment income (loss)	(43,523)	299,488	304,073	873	(16,403)	(6,057)	(8,113)
• Net realized gain (loss) on investments	565,005	325,140	86,738	(15)	162,417	228,846	244,590
• Net change in unrealized appreciation or depreciation on investments	(86,749)	1,055,430	(1,359,616)	(1,657)	689,887	202,325	(54,455)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	434,733	1,680,058	(968,805)	(799)	835,901	425,114	182,022
Change From Unit Transactions:
• Contract purchases	864,667	4,533,673	5,307,029	14,262	1,562,645	1,249,144	138,403
• Contract withdrawals	(1,284,106)	(1,807,775)	(992,415)	(5,152)	(567,928)	(507,072)	(99,386)
• Contract transfers	(187,789)	10,984,548	10,248,471	104,927	998,179	2,417,243	(87,965)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(607,228)	13,710,446	14,563,085	114,037	1,992,896	3,159,315	(48,948)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(172,495)	15,390,504	13,594,280	113,238	2,828,797	3,584,429	133,074
NET ASSETS AT DECEMBER 31, 2014	9,352,418	21,801,954	18,908,053	113,238	9,150,974	7,995,823	1,656,805
Changes From Operations:
• Net investment income (loss)	(40,624)	386,100	469,477	296	(45,315)	15,107	(7,010)
• Net realized gain (loss) on investments	965,365	202,708	52,942	(2,080)	1,798,331	318,436	297,572
• Net change in unrealized appreciation or depreciation on investments	(882,695)	(878,525)	(1,456,548)	(9,774)	(891,030)	(609,503)	(396,190)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	42,046	(289,717)	(934,129)	(11,558)	861,986	(275,960)	(105,628)
Change From Unit Transactions:
• Contract purchases	797,773	5,858,831	3,510,713	88,202	1,344,980	1,721,281	105,738
• Contract withdrawals	(1,237,810)	(1,831,508)	(1,327,905)	(22,885)	(667,111)	(1,020,579)	(100,529)
• Contract transfers	(1,578,495)	8,673,186	5,479,061	8,776	1,256,186	2,105,545	(30,621)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,018,532)	12,700,509	7,661,869	74,093	1,934,055	2,806,247	(25,412)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,976,486)	12,410,792	6,727,740	62,535	2,796,041	2,530,287	(131,040)
NET ASSETS AT DECEMBER 31, 2015	$7,375,932	$34,212,746	$25,635,793	$175,773	$11,947,015	$10,526,110	$1,525,765

See accompanying notes.

	M International Equity Fund Subaccount	M Large Cap Growth Fund Subaccount	M Large Cap Value Fund Subaccount	MFS VIT Core Equity Series Initial Class Subaccount	MFS VIT Growth Series Initial Class Subaccount	MFS VIT Total Return Series Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$2,379,306	$2,613,070	$2,066,634	$825,184	$16,508,612	$28,484,664
Changes From Operations:
• Net investment income (loss)	44,970	(12,508)	14,278	2,767	(70,985)	386,318
• Net realized gain (loss) on investments	(138)	517,905	302,535	70,687	2,508,886	1,655,007
• Net change in unrealized appreciation or depreciation on investments	(223,890)	(250,121)	(127,520)	10,918	(869,555)	158,675
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(179,058)	255,276	189,293	84,372	1,568,346	2,200,000
Change From Unit Transactions:
• Contract purchases	146,906	229,029	166,314	28,507	2,406,881	1,564,847
• Contract withdrawals	(138,249)	(156,689)	(126,183)	(82,701)	(2,364,900)	(2,813,528)
• Contract transfers	154,418	(242,840)	(60,312)	(8,864)	2,687,074	(307,574)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	163,075	(170,500)	(20,181)	(63,058)	2,729,055	(1,556,255)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,983)	84,776	169,112	21,314	4,297,401	643,745
NET ASSETS AT DECEMBER 31, 2014	2,363,323	2,697,846	2,235,746	846,498	20,806,013	29,128,409
Changes From Operations:
• Net investment income (loss)	28,139	(11,002)	20,887	7,256	(81,175)	606,822
• Net realized gain (loss) on investments	(16,000)	752,547	354,179	258,299	2,193,081	1,887,040
• Net change in unrealized appreciation or depreciation on investments	(87,031)	(552,993)	(400,188)	(246,224)	(597,009)	(2,728,654)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(74,892)	188,552	(25,122)	19,331	1,514,897	(234,792)
Change From Unit Transactions:
• Contract purchases	132,581	157,024	155,743	5,399	2,859,264	1,453,769
• Contract withdrawals	(312,568)	(159,775)	(122,397)	(8,287)	(2,463,700)	(2,785,222)
• Contract transfers	14,062	(332,165)	(42,289)	(862,941)	2,016,660	(143,011)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(165,925)	(334,916)	(8,943)	(865,829)	2,412,224	(1,474,464)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(240,817)	(146,364)	(34,065)	(846,498)	3,927,121	(1,709,256)
NET ASSETS AT DECEMBER 31, 2015	$2,122,506	$2,551,482	$2,201,681	$—	$24,733,134	$27,419,153

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	MFS VIT Utilities Series Initial Class Subaccount	MFS VIT II Core Equity Portfolio Initial Class Subaccount	NB AMT Large Cap Value Portfolio I Class Subaccount	NB AMT Mid Cap Growth Portfolio I Class Subaccount	NB AMT Mid Cap Intrinsic Value Portfolio I Class Subaccount	PIMCO VIT Commodity- RealReturn Strategy Portfolio Administrative Class Subaccount	Putnam VT Global Health Care Fund Class IB Subaccount
NET ASSETS AT JANUARY 1, 2014	$27,704,016	$—	$1,516,258	$19,520,530	$6,222,621	$11,556,567	$2,176,490
Changes From Operations:
• Net investment income (loss)	502,166	—	2,674	(101,399)	30,954	(14,371)	(6,108)
• Net realized gain (loss) on investments	2,596,989	—	93,135	9,271,909	593,201	(316,529)	381,556
• Net change in unrealized appreciation or depreciation on investments	263,439	—	30,424	(7,897,281)	140,038	(2,674,533)	208,471
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,362,594	—	126,233	1,273,229	764,193	(3,005,433)	583,919
Change From Unit Transactions:
• Contract purchases	3,286,621	—	80,787	829,651	256,811	2,258,320	146,022
• Contract withdrawals	(3,297,777)	—	(207,651)	(2,208,526)	(500,591)	(1,314,467)	(290,317)
• Contract transfers	3,048,209	—	(69,629)	(324,819)	(432,205)	3,824,456	(19,771)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,037,053	—	(196,493)	(1,703,694)	(675,985)	4,768,309	(164,066)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,399,647	—	(70,260)	(430,465)	88,208	1,762,876	419,853
NET ASSETS AT DECEMBER 31, 2014	34,103,663	—	1,445,998	19,090,065	6,310,829	13,319,443	2,596,343
Changes From Operations:
• Net investment income (loss)	1,214,810	1,963	2,614	(95,511)	16,567	540,424	(15,371)
• Net realized gain (loss) on investments	3,073,978	60,430	153,418	1,850,472	510,681	(985,111)	331,056
• Net change in unrealized appreciation or depreciation on investments	(9,465,945)	(85,879)	(323,171)	(1,510,116)	(1,035,886)	(3,943,577)	(156,264)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,177,157)	(23,486)	(167,139)	244,845	(508,638)	(4,388,264)	159,421
Change From Unit Transactions:
• Contract purchases	3,193,619	18,094	75,474	765,928	234,803	1,933,814	101,723
• Contract withdrawals	(3,194,133)	(50,553)	(170,114)	(1,808,917)	(639,591)	(1,132,141)	(311,574)
• Contract transfers	1,928,842	854,866	31,563	(795,591)	62,113	4,778,367	837,368
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,928,328	822,407	(63,077)	(1,838,580)	(342,675)	5,580,040	627,517
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,248,829)	798,921	(230,216)	(1,593,735)	(851,313)	1,191,776	786,938
NET ASSETS AT DECEMBER 31, 2015	$30,854,834	$798,921	$1,215,782	$17,496,330	$5,459,516	$14,511,219	$3,383,281
See accompanying notes.

	Putnam VT Growth & Income Fund Class IB Subaccount	Templeton Foreign VIP Fund Class 1 Subaccount	Templeton Foreign VIP Fund Class 2 Subaccount	Templeton Global Bond VIP Fund Class 1 Subaccount	Templeton Growth VIP Fund Class 1 Subaccount	Templeton Growth VIP Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,622,152	$1,639,606	$4,538,191	$12,303,229	$8,136,840	$1,432,196
Changes From Operations:
• Net investment income (loss)	14,487	22,896	54,529	583,214	81,803	11,370
• Net realized gain (loss) on investments	83,329	38,963	130,442	24,559	497,086	87,947
• Net change in unrealized appreciation or depreciation on investments	68,225	(231,318)	(673,668)	(427,701)	(826,823)	(135,093)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	166,041	(169,459)	(488,697)	180,072	(247,934)	(35,776)
Change From Unit Transactions:
• Contract purchases	58,212	75,638	276,279	1,660,946	382,786	116,538
• Contract withdrawals	(281,859)	(253,290)	(614,816)	(913,794)	(551,471)	(301,148)
• Contract transfers	153,613	20,511	21,244	1,271,071	108,100	(71,501)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(70,034)	(157,141)	(317,293)	2,018,223	(60,585)	(256,111)
TOTAL INCREASE (DECREASE) IN NET ASSETS	96,007	(326,600)	(805,990)	2,198,295	(308,519)	(291,887)
NET ASSETS AT DECEMBER 31, 2014	1,718,159	1,313,006	3,732,201	14,501,524	7,828,321	1,140,309
Changes From Operations:
• Net investment income (loss)	20,915	37,456	97,261	1,252,700	182,395	23,473
• Net realized gain (loss) on investments	57,879	45,904	160,792	(221,563)	229,666	21,908
• Net change in unrealized appreciation or depreciation on investments	(209,351)	(179,102)	(506,952)	(1,921,617)	(929,334)	(122,777)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(130,557)	(95,742)	(248,899)	(890,480)	(517,273)	(77,396)
Change From Unit Transactions:
• Contract purchases	57,425	76,071	258,052	3,366,867	344,276	74,593
• Contract withdrawals	(115,904)	(164,236)	(560,830)	(1,351,784)	(545,824)	(117,658)
• Contract transfers	(142,595)	153,540	44,084	5,145,576	19,946	16,782
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(201,074)	65,375	(258,694)	7,160,659	(181,602)	(26,283)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(331,631)	(30,367)	(507,593)	6,270,179	(698,875)	(103,679)
NET ASSETS AT DECEMBER 31, 2015	$1,386,528	$1,282,639	$3,224,608	$20,771,703	$7,129,446	$1,036,630

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements

December 31, 2015

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of eighteen products as follows:

• VUL-I • Lincoln VULCV • Lincoln VULCV-II • Lincoln VULCV-III • Lincoln VULCV-IV • Lincoln VULDB • Lincoln VULDB-II • Lincoln VULDB-IV • MoneyGuard VUL • Lincoln VULONE • Lincoln Momentum VULONE	• Lincoln VULONE 2005 • Lincoln Momentum VULONE 2005 • Lincoln VULONE 2007 • Lincoln Momentum VULONE 2007 • Lincoln AssetEdge VUL • Lincoln VULONE 2012 • Lincoln VULONE 2014

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred twenty-nine mutual funds (the Funds) of twenty diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class A

AB VPS Growth and Income Portfolio Class A

AB VPS International Value Portfolio Class A

AB VPS Large Cap Growth Portfolio Class A

AB VPS Small/Mid Cap Value Portfolio Class A

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Inflation Protection Fund Class I

American Funds Insurance Series (American Funds):

American Funds Global Growth Fund Class 2

American Funds Global Small Capitalization Fund Class 2

American Funds Growth Fund Class 2

American Funds Growth-Income Fund Class 2

American Funds International Fund Class 2

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Fund Class I

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP Emerging Markets Series Standard Class

Delaware VIP High Yield Series Standard Class

Delaware VIP Limited-Term Diversified Income Series Standard Class

Delaware VIP REIT Series Standard Class

Delaware VIP Small Cap Value Series Standard Class

Delaware VIP Smid Cap Growth Series Standard Class

Delaware VIP U.S. Growth Series Standard Class

Delaware VIP Value Series Standard Class

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio A

Deutsche Investments VIT Funds (Deutsche)

Deutsche Equity 500 Index VIP Portfolio A

Deutsche Small Cap Index VIP Portfolio A

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Asset Manager Portfolio Initial Class

Fidelity VIP Contrafund Portfolio Service Class

Fidelity VIP Equity-Income Portfolio Initial Class

Fidelity VIP Equity-Income Portfolio Service Class

Fidelity VIP Growth Portfolio Service Class

Fidelity VIP Growth Opportunities Portfolio Service Class

Fidelity VIP High Income Portfolio Service Class

Fidelity VIP Investment Grade Bond Portfolio Initial Class

Fidelity VIP Mid Cap Portfolio Service Class

Fidelity VIP Overseas Portfolio Service Class

Franklin Templeton Variable Insurance Products Trust (FTVIPT):

Franklin Income VIP Fund Class 1

Franklin Mutual Shares VIP Fund Class 1

Franklin Small-Mid Cap Growth VIP Fund Class 1

Templeton Foreign VIP Fund Class 1

Templeton Foreign VIP Fund Class 2

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Templeton Global Bond VIP Fund Class 1

Templeton Growth VIP Fund Class 1

Templeton Growth VIP Fund Class 2

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):

Invesco V.I. American Franchise Fund Series I

Invesco V.I. Core Equity Fund Series I

Invesco V.I. Core Plus Bond Fund Series I

Invesco V.I. International Growth Fund Series I

Janus Aspen Series:

Janus Aspen Balanced Portfolio Institutional Shares

Janus Aspen Balanced Portfolio Service Shares

Janus Aspen Enterprise Portfolio Service Shares

Janus Aspen Global Research Portfolio Institutional Shares

Janus Aspen Global Research Portfolio Service Shares

Janus Aspen Global Technology Portfolio Service Shares

JPMorgan Insurance Trust:

JPMIT Global Allocation Portfolio Class 1

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Core Portfolio Class I

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP Baron Growth Opportunities Fund Standard Class

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class

LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class

LVIP BlackRock Inflation Protected Bond Fund Standard Class

LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class

LVIP Clarion Global Real Estate Fund Standard Class

LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Diversified Floating Rate Fund Standard Class

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class

LVIP Delaware Social Awareness Fund Standard Class

LVIP Delaware Special Opportunities Fund Standard Class

LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class

LVIP Dimensional International Core Equity Fund Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund Standard Class

LVIP Dimensional/Vanguard Total Bond Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Income Fund Standard Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class

LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class

LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class

LVIP JPMorgan High Yield Fund Standard Class

LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class

LVIP Managed Risk Profile 2010 Fund Standard Class

LVIP Managed Risk Profile 2020 Fund Standard Class

LVIP Managed Risk Profile 2030 Fund Standard Class

LVIP Managed Risk Profile 2040 Fund Standard Class

LVIP MFS International Growth Fund Standard Class

LVIP MFS Value Fund Standard Class

LVIP Mondrian International Value Fund Standard Class

LVIP Money Market Fund Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class

LVIP SSgA Bond Index Fund Standard Class

LVIP SSgA Conservative Index Allocation Fund Standard Class

LVIP SSgA Conservative Structured Allocation Fund Standard Class

LVIP SSgA Developed International 150 Fund Standard Class

LVIP SSgA Emerging Markets 100 Fund Standard Class

LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class

LVIP SSgA International Index Fund Standard Class

LVIP SSgA Large Cap 100 Fund Standard Class

LVIP SSgA Moderate Index Allocation Fund Standard Class

LVIP SSgA Moderate Structured Allocation Fund Standard Class

LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class

LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class

LVIP SSgA S&P 500 Index Fund Standard Class

LVIP SSgA Small-Cap Index Fund Standard Class

LVIP SSgA Small-Mid Cap 200 Fund Standard Class

LVIP T. Rowe Price Growth Stock Fund Standard Class

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

LVIP Templeton Growth Managed Volatility Fund Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund Standard Class

LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class

LVIP Vanguard Domestic Equity ETF Fund Standard Class

LVIP Vanguard International Equity ETF Fund Standard Class

LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class

LVIP Wellington Capital Growth Fund Standard Class

LVIP Wellington Mid-Cap Value Fund Standard Class

M Fund, Inc. (M):

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Growth Series Initial Class

MFS VIT Total Return Series Initial Class

MFS VIT Utilities Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II):

MFS VIT II Core Equity Portfolio Initial Class

Neuberger Berman Advisers Management Trust (NB AMT):

NB AMT Large Cap Value Portfolio I Class

NB AMT Mid Cap Growth Portfolio I Class

NB AMT Mid Cap Intrinsic Value Portfolio I Class

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class

Putnam Variable Trust (Putnam VT):

Putnam VT Global Health Care Fund Class IB

Putnam VT Growth & Income Fund Class IB

*  Denotes an affiliate of the Company

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2015. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2015-07, "Fair Value Measurement (Topic 820) - Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)." ASU No. 2015-07 requires that investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) under "Fair Value Measurements and Disclosures" (Topic 820) be excluded from the fair value hierarchy. ASU No. 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. ASU No. 2015-07 is required to be applied retrospectively to all periods presented beginning in the period of adoption. The Variable Account early adopted ASU No. 2015-07 and adoption did not affect the Variable Account's financial condition, results of operations, or cash flows. In accordance with ASU No. 2015-07, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations.

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2014, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2014, the 2014 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2014:

ClearBridge Variable Mid Cap Core Portfolio Class I	LVIP Multi-Manager Global Equity RPM Fund Standard Class
LVIP Invesco Diversified Equity Income RPM Fund Standard Class	LVIP VIP Mid Cap RPM Portfolio Standard Class

Also during 2014, the following funds changed their names:

Previous Fund Name	New Fund Name
FTVIPT Franklin Income Securities Fund Class 1	Franklin Income VIP Fund Class 1
FTVIPT Franklin Small-Mid Cap Growth Securities Fund Class 1	Franklin Small-Mid Cap Growth VIP Fund Class 1
FTVIPT Mutual Shares Securities Fund Class 1	Franklin Mutual Shares VIP Fund Class 1
FTVIPT Templeton Foreign Securities Fund Class 1	Templeton Foreign VIP Fund Class 1
FTVIPT Templeton Foreign Securities Fund Class 2	Templeton Foreign VIP Fund Class 2
FTVIPT Templeton Global Bond Securities Fund Class 1	Templeton Global Bond VIP Fund Class 1
FTVIPT Templeton Growth Securities Fund Class 1	Templeton Growth VIP Fund Class 1
FTVIPT Templeton Growth Securities Fund Class 2	Templeton Growth VIP Fund Class 2

Also during 2014, the DWS Variable Series II (DWS) family of funds changed its name to the Deutsche Variable Series II (Deutsche) and the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

During 2015, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2015, the 2015 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2015:

JPMIT Global Allocation Portfolio Class 1	LVIP Dimensional International Core Equity Fund Standard Class
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class

Also during 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A
ABVPSF Growth and Income Portfolio Class A	AB VPS Growth and Income Portfolio Class A
ABVPSF International Value Portfolio Class A	AB VPS International Value Portfolio Class A
ABVPSF Large Cap Growth Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A
ABVPSF Small/Mid Cap Value Portfolio Class A	AB VPS Small/Mid Cap Value Portfolio Class A
Invesco V.I. Diversified Income Fund Series I	Invesco V.I. Core Plus Bond Fund Series I
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend RPM Fund Standard Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
LVIP Dimensional Non-U.S. Equity RPM Fund Standard Class	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Dimensional U.S. Equity RPM Fund Standard Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Invesco Diversified Equity Income RPM Fund Standard Class	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP Multi-Manager Global Equity RPM Fund Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
LVIP VIP Mid Cap RPM Portfolio Standard Class	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
LVIP Capital Growth Fund Standard Class	LVIP Wellington Capital Growth Fund Standard Class
LVIP Mid-Cap Value Fund Standard Class	LVIP Wellington Mid-Cap Value Fund Standard Class

Also during 2015, the MFS VIT Core Equity Series Initial Class merged into the MFS VIT II Core Equity Portfolio Initial Class.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the eighteen policy types within the Variable Account:

•  VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.

•  Lincoln VULCV - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-IV - annual rate of .60% for policy years one through ten and .20% thereafter.

•  Lincoln VULDB - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  Lincoln VULDB-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  Lincoln VULDB-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  MoneyGuard VUL - annual rate of 1.00%.

•  Lincoln VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln Momentum VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln Momentum VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln VULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln Momentum VULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter for policies issued before 10/19/09. For policies issued on or after 10/19/09 an annual rate of .15% is charged for policy years one through fifteen and 0.00% thereafter.

•  Lincoln VULONE 2012 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln VULONE 2014 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2015 and 2014, amounted to $55,955,059 and $48,580,524, respectively.

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

The Company charges a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Administrative fees for the years ended December 31, 2015 and 2014, totaled $55,073,998 and $41,453,780, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2015 and 2014, amounted to $97,674,252 and $84,958,258, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. No such fees were deducted for the years ended December 31, 2015 and 2014.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln VULONE 2007, Lincoln Momentum VULONE 2007, Lincoln VULONE 2012, Lincoln VULONE 2014 and Lincoln AssetEdge VUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. Full surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2015 and 2014, were $5,252,893 and $5,918,018, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2015, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class A
	2015		0.10%	0.90%	$10.70	$22.22	401,151	$5,474,239	1.97%	2.79%	0.00%
	2014		0.10%	0.90%	11.53	21.68	338,698	4,612,558	4.12%	4.96%	0.00%
	2013		0.10%	0.90%	10.99	20.70	285,012	3,842,718	22.16%	23.14%	0.26%
	2012		0.10%	0.90%	8.92	16.86	243,404	2,672,428	12.50%	13.40%	0.00%
	2011		0.10%	0.90%	7.87	14.90	234,963	2,300,280	-23.92%	-23.30%	0.58%
AB VPS Growth and Income Portfolio Class A
	2015		0.10%	0.90%	10.97	28.21	1,069,410	18,358,604	0.79%	1.60%	1.44%
	2014		0.10%	0.90%	13.98	27.83	992,623	18,629,064	8.56%	9.43%	1.38%
	2013		0.10%	0.90%	12.84	25.50	1,002,083	18,075,613	33.76%	34.83%	1.34%
	2012		0.10%	0.90%	9.57	18.96	1,016,686	14,187,174	16.47%	17.41%	1.60%
	2011		0.10%	0.90%	8.19	16.19	1,026,054	12,380,940	5.36%	6.21%	1.34%
AB VPS International Value Portfolio Class A
	2015		0.10%	0.90%	6.73	12.57	946,832	8,677,035	1.66%	2.49%	2.47%
	2014		0.10%	0.90%	6.60	12.30	989,312	8,864,342	-7.06%	-6.30%	3.71%
	2013		0.10%	0.90%	7.08	13.16	947,937	8,991,505	21.90%	22.88%	6.24%
	2012		0.10%	0.90%	5.79	10.68	1,009,534	7,728,674	13.51%	14.42%	1.73%
	2011		0.10%	0.90%	5.08	9.04	979,217	6,518,644	-19.98%	-19.33%	4.43%
AB VPS Large Cap Growth Portfolio Class A
	2015		0.20%	0.90%	12.58	30.33	146,506	2,988,450	10.12%	10.89%	0.00%
	2014		0.20%	0.90%	16.05	27.39	127,878	2,357,039	13.12%	13.74%	0.00%
	2013		0.35%	0.90%	14.11	24.08	124,641	2,190,051	36.12%	36.87%	0.07%
	2012		0.35%	0.90%	12.54	17.59	160,262	2,131,680	15.35%	15.99%	0.29%
	2011		0.35%	0.90%	10.87	15.17	173,100	2,053,391	-3.91%	-3.38%	0.33%
AB VPS Small/Mid Cap Value Portfolio Class A
	2015		0.10%	1.00%	9.90	36.72	1,713,484	27,362,997	-6.43%	-5.58%	0.81%
	2014		0.10%	1.00%	15.83	39.25	1,360,777	26,108,168	8.11%	9.09%	0.71%
	2013		0.10%	1.00%	14.59	36.30	1,056,773	21,665,018	36.69%	37.92%	0.62%
	2012		0.10%	1.00%	10.90	26.56	905,814	14,669,602	17.57%	18.63%	0.54%
	2011		0.10%	1.00%	9.24	22.59	870,007	12,959,336	-9.30%	-8.48%	0.48%
American Century VP Inflation Protection Fund Class I
	2015		0.10%	0.90%	9.60	14.81	986,137	11,577,435	-3.16%	-2.38%	2.35%
	2014		0.10%	0.90%	9.86	15.24	977,276	12,687,686	2.65%	3.47%	1.47%
	2013		0.10%	0.90%	9.55	14.78	1,023,815	13,563,160	-9.04%	-8.31%	1.82%
	2012		0.10%	0.90%	12.23	16.19	1,171,213	17,270,393	6.58%	7.44%	2.66%
	2011		0.10%	0.90%	11.65	15.13	1,195,353	16,718,711	11.09%	11.98%	4.28%
American Funds Global Growth Fund Class 2
	2015		0.10%	0.90%	11.06	26.75	3,238,915	50,119,731	5.98%	6.83%	1.09%
	2014		0.10%	0.90%	14.03	25.14	2,426,384	39,922,848	1.40%	2.21%	1.24%
	2013		0.10%	0.90%	13.80	24.70	1,657,480	30,699,471	28.02%	29.05%	1.34%
	2012		0.10%	0.90%	11.05	19.21	1,296,975	20,437,071	21.46%	22.44%	0.93%
	2011		0.10%	0.90%	9.02	15.76	1,289,425	16,952,051	-9.70%	-8.98%	1.35%
American Funds Global Small Capitalization Fund Class 2
	2015		0.10%	1.00%	9.93	35.54	3,770,193	52,642,645	-0.74%	0.17%	0.00%
	2014		0.10%	1.00%	11.49	35.81	2,554,875	41,676,174	1.10%	2.02%	0.13%
	2013		0.10%	1.00%	11.32	35.42	1,904,054	34,273,606	26.97%	28.15%	0.84%
	2012		0.10%	1.00%	8.88	27.89	1,645,001	25,368,384	17.00%	18.06%	1.35%
	2011		0.10%	1.00%	7.56	23.84	1,553,726	22,276,369	-19.96%	-19.22%	1.33%
American Funds Growth Fund Class 2
	2015		0.10%	1.00%	11.52	29.60	10,748,835	183,473,700	5.80%	6.75%	0.61%
	2014		0.10%	1.00%	14.43	27.80	9,669,408	172,499,620	7.43%	8.40%	0.84%
	2013		0.10%	1.00%	13.37	25.71	7,873,591	144,273,943	28.82%	29.97%	0.96%
	2012		0.10%	1.00%	10.34	19.83	7,154,968	109,242,276	16.72%	17.77%	0.79%
	2011		0.10%	1.00%	8.83	16.88	7,374,579	98,608,893	-5.23%	-4.37%	0.61%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth-Income Fund Class 2
	2015		0.10%	1.00%	$10.87	$26.01	10,692,293	$174,387,716	0.45%	1.35%	1.36%
	2014		0.10%	1.00%	14.41	25.73	8,867,192	156,746,820	9.53%	10.52%	1.36%
	2013		0.10%	1.00%	13.10	23.33	7,417,560	128,388,998	32.17%	33.37%	1.42%
	2012		0.10%	1.00%	9.87	17.54	6,440,274	89,706,072	16.31%	17.36%	1.63%
	2011		0.10%	1.00%	8.46	14.98	6,556,555	80,277,050	-2.81%	-1.93%	1.57%
American Funds International Fund Class 2
	2015		0.10%	1.00%	9.14	22.85	8,917,707	110,505,162	-5.48%	-4.62%	1.59%
	2014		0.10%	1.00%	10.87	24.18	6,536,858	93,859,012	-3.62%	-2.75%	1.51%
	2013		0.10%	1.00%	11.18	25.09	4,853,384	78,474,519	20.42%	21.51%	1.47%
	2012		0.10%	1.00%	9.20	20.83	3,772,151	55,564,847	16.73%	17.79%	1.52%
	2011		0.10%	1.00%	7.81	17.85	3,428,130	45,710,395	-14.82%	-14.05%	1.80%
BlackRock Global Allocation V.I. Fund Class I
	2015		0.10%	0.90%	10.11	15.85	10,817,612	127,975,889	-1.60%	-0.81%	1.23%
	2014		0.10%	0.90%	11.94	15.98	7,870,482	99,358,349	1.19%	2.01%	2.64%
	2013		0.10%	0.90%	11.76	15.67	4,338,904	57,398,644	13.73%	14.64%	1.58%
	2012		0.10%	0.90%	11.72	13.67	2,309,241	28,771,508	9.29%	10.17%	1.79%
	2011		0.10%	0.90%	10.69	12.40	1,594,916	18,511,645	-4.36%	-3.59%	2.86%
ClearBridge Variable Mid Cap Core Portfolio Class I
	2015		0.10%	0.90%	10.75	10.89	330,107	3,558,292	1.37%	2.15%	0.05%
	2014	6/26/14	0.15%	0.90%	10.61	10.66	85,980	912,662	0.95%	4.67%	0.60%
Delaware VIP Diversified Income Series Standard Class
	2015		0.10%	0.90%	10.02	18.55	3,833,088	47,192,164	-1.97%	-1.18%	2.98%
	2014		0.10%	0.90%	10.48	18.84	3,191,545	43,062,799	4.37%	5.21%	2.18%
	2013		0.10%	0.90%	10.01	17.98	2,674,650	36,899,741	-2.15%	-1.36%	2.34%
	2012		0.10%	0.90%	11.76	18.30	2,217,431	33,629,454	6.23%	7.09%	3.14%
	2011		0.10%	0.90%	11.30	17.16	1,959,375	29,544,274	5.44%	6.29%	4.08%
Delaware VIP Emerging Markets Series Standard Class
	2015		0.10%	0.90%	7.76	37.94	4,002,325	42,423,283	-15.27%	-14.59%	0.85%
	2014		0.10%	0.90%	9.30	45.14	3,005,846	41,131,740	-8.88%	-8.15%	0.63%
	2013		0.10%	0.90%	10.13	49.46	2,240,382	37,342,425	9.15%	10.03%	1.61%
	2012		0.10%	0.90%	9.20	45.25	1,621,261	28,117,446	13.42%	14.33%	1.02%
	2011		0.10%	0.90%	8.05	39.84	1,434,860	23,916,904	-20.50%	-19.86%	1.88%
Delaware VIP High Yield Series Standard Class
	2015		0.10%	1.00%	8.93	25.79	1,230,142	17,691,901	-7.53%	-6.69%	6.90%
	2014		0.10%	1.00%	11.88	27.88	1,168,732	19,744,934	-1.28%	-0.39%	6.92%
	2013		0.10%	1.00%	11.95	28.25	1,248,769	23,209,952	8.13%	9.11%	7.28%
	2012		0.10%	1.00%	13.13	26.12	1,165,681	21,413,884	16.65%	17.71%	8.80%
	2011		0.10%	1.00%	11.74	22.39	1,052,895	18,323,953	1.36%	2.28%	8.90%
Delaware VIP Limited-Term Diversified Income Series Standard Class
	2015		0.10%	0.90%	10.00	13.22	2,611,448	27,574,993	-0.12%	0.69%	1.70%
	2014		0.10%	0.90%	9.98	13.18	2,211,452	23,581,584	0.78%	1.59%	1.61%
	2013		0.10%	0.90%	9.88	13.03	1,348,127	14,683,203	-1.95%	-1.16%	1.52%
	2012		0.10%	0.90%	10.72	13.23	935,085	10,942,413	1.85%	2.67%	1.69%
	2011		0.10%	0.90%	10.49	12.94	624,220	7,305,768	1.99%	2.81%	1.85%
Delaware VIP REIT Series Standard Class
	2015		0.10%	0.90%	11.60	52.51	2,557,553	44,256,914	2.82%	3.64%	1.23%
	2014		0.10%	0.90%	13.20	51.08	2,327,519	42,855,301	28.30%	29.33%	1.32%
	2013		0.10%	0.90%	10.26	39.81	1,884,804	30,781,667	1.23%	2.04%	1.51%
	2012		0.10%	0.90%	14.29	39.33	1,442,694	27,363,416	15.89%	16.82%	1.49%
	2011		0.10%	0.90%	13.52	33.93	1,401,777	25,388,542	9.96%	10.85%	1.57%
Delaware VIP Small Cap Value Series Standard Class
	2015		0.10%	1.00%	9.60	42.76	3,099,508	50,688,724	-7.15%	-6.31%	0.71%
	2014		0.10%	1.00%	14.40	46.01	2,641,599	53,090,851	4.81%	5.76%	0.54%
	2013		0.10%	1.00%	13.69	43.85	2,274,325	49,290,834	32.18%	33.37%	0.71%
	2012		0.10%	1.00%	11.33	33.14	2,101,364	37,841,125	12.77%	13.79%	0.58%
	2011		0.10%	1.00%	10.01	29.36	2,090,280	36,256,420	-2.32%	-1.43%	0.50%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Smid Cap Growth Series Standard Class
	2015		0.10%	1.00%	$11.60	$41.89	1,950,621	$39,170,046	6.47%	7.43%	0.37%
	2014		0.10%	1.00%	14.17	39.09	1,677,683	34,991,225	2.12%	3.05%	0.07%
	2013		0.10%	1.00%	13.79	38.03	1,366,751	32,448,750	39.92%	41.18%	0.02%
	2012		0.10%	1.00%	13.35	27.00	1,113,129	21,863,766	9.92%	10.91%	0.23%
	2011		0.10%	1.00%	12.10	25.05	1,036,284	19,635,529	7.05%	8.02%	0.96%
Delaware VIP U.S. Growth Series Standard Class
	2015		0.10%	0.90%	11.82	33.86	1,253,641	22,166,112	4.44%	5.28%	0.54%
	2014		0.10%	0.90%	15.24	32.24	900,788	15,883,188	11.77%	12.67%	0.20%
	2013		0.10%	0.90%	13.59	28.69	570,705	9,582,417	33.55%	34.62%	0.27%
	2012		0.10%	0.90%	12.21	21.36	253,989	3,742,478	15.19%	16.11%	0.00%
	2011		0.10%	0.90%	10.52	18.44	156,209	2,006,672	6.66%	7.52%	0.24%
Delaware VIP Value Series Standard Class
	2015		0.10%	0.90%	10.88	27.71	2,635,438	42,976,167	-1.31%	-0.51%	1.64%
	2014		0.10%	0.90%	14.82	27.92	1,941,037	36,435,135	12.97%	13.88%	1.61%
	2013		0.10%	0.90%	13.08	24.58	1,507,898	27,434,727	32.50%	33.56%	1.64%
	2012		0.10%	0.90%	9.84	18.45	1,072,453	16,107,073	13.70%	14.62%	2.22%
	2011		0.10%	0.90%	8.63	16.14	996,994	13,652,384	8.56%	9.43%	1.92%
Deutsche Alternative Asset Allocation VIP Portfolio A
	2015		0.10%	0.90%	9.47	13.54	1,114,483	11,658,619	-7.13%	-6.39%	3.00%
	2014		0.10%	0.90%	10.61	14.47	869,841	10,210,134	2.57%	3.40%	1.77%
	2013		0.10%	0.90%	10.32	13.99	600,128	7,065,431	0.03%	0.83%	1.78%
	2012		0.10%	0.90%	11.80	13.88	329,437	4,116,539	8.74%	9.62%	3.17%
	2011		0.10%	0.90%	10.99	12.66	221,433	2,666,315	-3.74%	-2.96%	1.32%
Deutsche Equity 500 Index VIP Portfolio A
	2015		0.20%	0.90%	11.07	26.58	2,192,981	41,249,244	0.22%	0.93%	1.64%
	2014		0.20%	0.90%	15.69	26.38	2,185,602	44,421,974	12.38%	12.99%	1.86%
	2013		0.35%	0.90%	13.89	23.34	2,361,337	44,101,026	30.74%	31.47%	1.79%
	2012		0.35%	0.90%	12.49	17.76	2,549,264	37,140,643	14.66%	15.29%	1.80%
	2011		0.35%	0.90%	10.44	15.40	2,857,558	36,394,059	0.92%	1.48%	1.71%
Deutsche Small Cap Index VIP Portfolio A
	2015		0.20%	0.90%	10.19	27.96	554,862	9,776,984	-5.45%	-4.79%	1.03%
	2014		0.20%	0.90%	15.60	29.57	544,841	11,279,050	3.80%	4.38%	0.96%
	2013		0.35%	0.90%	14.94	28.49	599,148	12,693,520	37.40%	38.15%	1.63%
	2012		0.35%	0.90%	12.48	20.73	605,538	10,019,360	15.21%	15.84%	0.89%
	2011		0.35%	0.90%	12.68	18.00	610,311	9,139,291	-5.27%	-4.75%	0.87%
Fidelity VIP Asset Manager Portfolio Initial Class
	2015		0.55%	0.55%	17.72	17.72	37,733	668,525	-0.41%	-0.41%	1.56%
	2014		0.55%	0.55%	17.79	17.79	39,399	700,893	5.25%	5.25%	1.46%
	2013		0.55%	0.55%	16.90	16.90	46,207	780,991	15.07%	15.07%	1.56%
	2012		0.55%	0.55%	14.69	14.69	49,104	721,246	11.87%	11.87%	1.47%
	2011		0.55%	0.55%	13.13	13.13	56,019	735,546	-3.10%	-3.10%	1.93%
Fidelity VIP Contrafund Portfolio Service Class
	2015		0.10%	0.90%	10.97	27.43	6,987,656	114,483,145	-0.34%	0.46%	0.99%
	2014		0.10%	0.90%	14.72	27.69	5,747,873	106,484,014	10.81%	11.70%	0.93%
	2013		0.10%	0.90%	13.24	24.95	4,615,396	86,502,427	29.97%	31.01%	1.04%
	2012		0.10%	0.90%	10.68	19.17	3,961,871	62,148,610	15.27%	16.19%	1.27%
	2011		0.10%	0.90%	9.19	16.60	3,799,081	53,869,792	-3.51%	-2.73%	0.93%
Fidelity VIP Equity-Income Portfolio Initial Class
	2015		0.55%	0.55%	21.96	21.96	87,054	1,911,926	-4.49%	-4.49%	3.07%
	2014		0.55%	0.55%	23.00	23.00	96,339	2,215,341	8.12%	8.12%	2.69%
	2013		0.55%	0.55%	21.27	21.27	112,150	2,385,184	27.44%	27.44%	2.45%
	2012		0.55%	0.55%	16.69	16.69	125,842	2,100,041	16.66%	16.66%	2.88%
	2011		0.55%	0.80%	13.68	14.30	152,676	2,181,461	0.17%	0.42%	2.40%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Equity-Income Portfolio Service Class
	2015		0.20%	0.90%	$10.02	$19.07	371,143	$5,641,373	-4.95%	-4.28%	2.98%
	2014		0.20%	0.90%	15.02	20.28	407,591	6,936,144	7.67%	8.27%	2.73%
	2013		0.35%	0.90%	13.87	18.81	414,052	7,024,153	26.87%	27.56%	2.38%
	2012		0.35%	0.90%	13.01	14.94	430,221	6,017,858	16.14%	16.78%	3.03%
	2011		0.35%	0.90%	11.28	12.84	436,168	5,465,385	-0.05%	0.36%	2.41%
Fidelity VIP Growth Opportunities Portfolio Service Class
	2015		0.35%	0.90%	16.48	35.67	102,196	2,912,087	4.54%	5.11%	0.06%
	2014		0.35%	0.90%	15.76	33.93	123,758	3,420,124	11.10%	11.71%	0.11%
	2013		0.35%	0.90%	14.19	30.37	139,465	3,462,177	36.54%	37.30%	0.19%
	2012		0.35%	0.90%	10.39	22.12	153,592	2,815,385	18.39%	19.05%	0.30%
	2011		0.35%	0.90%	8.24	18.58	166,388	2,522,236	1.26%	1.82%	0.05%
Fidelity VIP Growth Portfolio Service Class
	2015		0.10%	0.90%	11.37	29.80	1,283,933	21,214,286	6.09%	6.95%	0.17%
	2014		0.10%	0.90%	12.29	27.94	945,587	16,141,779	10.19%	11.08%	0.11%
	2013		0.10%	0.90%	11.15	25.21	754,287	12,200,740	34.98%	36.07%	0.22%
	2012		0.10%	0.90%	8.26	18.58	547,090	7,132,511	13.52%	14.43%	0.49%
	2011		0.10%	0.90%	7.28	16.27	619,269	7,102,273	-0.76%	0.04%	0.26%
Fidelity VIP High Income Portfolio Service Class
	2015		0.35%	0.90%	13.11	19.24	89,564	1,477,402	-4.62%	-4.09%	6.21%
	2014		0.35%	0.90%	13.67	20.06	95,999	1,661,378	0.17%	0.72%	5.68%
	2013		0.35%	0.90%	13.58	19.92	97,879	1,686,934	4.93%	5.50%	5.82%
	2012		0.35%	0.90%	12.87	18.88	100,129	1,634,476	13.17%	13.80%	6.06%
	2011		0.35%	0.90%	13.81	17.74	97,957	1,423,968	2.99%	3.56%	6.54%
Fidelity VIP Investment Grade Bond Portfolio Initial Class
	2015		0.55%	0.55%	13.40	13.40	80,283	1,075,646	-1.14%	-1.14%	2.49%
	2014		0.55%	0.55%	13.55	13.55	89,859	1,217,830	5.25%	5.25%	2.14%
	2013		0.55%	0.55%	12.88	12.88	102,868	1,324,640	-2.32%	-2.32%	2.32%
	2012		0.55%	0.55%	13.18	13.18	110,490	1,456,517	5.32%	5.32%	2.11%
	2011		0.55%	0.80%	12.52	19.70	135,687	1,709,713	6.48%	6.74%	3.07%
Fidelity VIP Mid Cap Portfolio Service Class
	2015		0.10%	0.90%	10.61	23.97	3,150,320	46,204,816	-2.38%	-1.60%	0.43%
	2014		0.10%	0.90%	14.79	24.49	2,046,748	36,365,274	5.24%	6.09%	0.18%
	2013		0.10%	0.90%	14.02	23.18	1,553,709	28,285,447	34.84%	35.93%	0.48%
	2012		0.10%	0.90%	11.21	17.12	1,199,026	17,298,144	13.72%	14.64%	0.56%
	2011		0.10%	0.90%	9.78	15.00	1,090,164	13,990,653	-11.52%	-10.81%	0.16%
Fidelity VIP Overseas Portfolio Service Class
	2015		0.10%	0.90%	9.77	19.30	468,025	6,502,646	2.56%	3.39%	1.28%
	2014		0.10%	0.90%	9.63	18.82	464,026	6,786,528	-8.98%	-8.25%	1.32%
	2013		0.10%	0.90%	10.53	20.68	406,393	6,884,305	29.21%	30.25%	1.28%
	2012		0.10%	0.90%	8.08	16.28	429,603	5,766,876	19.46%	20.42%	1.88%
	2011		0.10%	0.90%	6.71	13.60	416,923	4,756,314	-17.97%	-17.31%	1.33%
Franklin Income VIP Fund Class 1
	2015		0.10%	0.90%	9.60	16.01	4,050,890	47,720,750	-7.67%	-6.93%	4.77%
	2014		0.10%	0.90%	12.23	17.21	2,873,517	38,884,441	3.98%	4.82%	4.95%
	2013		0.10%	0.90%	11.73	16.43	1,807,915	24,992,624	13.16%	14.07%	6.11%
	2012		0.10%	0.90%	11.71	14.41	1,011,408	13,573,443	11.90%	12.80%	6.38%
	2011		0.10%	0.90%	10.43	12.78	832,933	10,141,890	1.79%	2.61%	5.60%
Franklin Mutual Shares VIP Fund Class 1
	2015		0.10%	0.90%	10.36	17.88	2,311,014	32,607,707	-5.55%	-4.79%	3.45%
	2014		0.10%	0.90%	12.66	18.79	1,879,457	28,721,822	6.42%	7.27%	2.35%
	2013		0.10%	0.90%	11.86	17.52	1,459,910	21,275,912	27.37%	28.40%	2.38%
	2012		0.10%	0.90%	9.28	13.65	1,108,048	12,900,466	13.58%	14.49%	2.39%
	2011		0.10%	0.90%	8.15	11.93	936,996	9,476,588	-1.68%	-0.89%	2.68%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Franklin Small-Mid Cap Growth VIP Fund Class 1
	2015		0.10%	1.00%	$10.52	$29.47	725,305	$12,559,923	-3.42%	-2.54%	0.00%
	2014		0.10%	1.00%	14.71	30.31	722,860	13,768,375	6.71%	7.67%	0.00%
	2013		0.10%	1.00%	13.70	28.22	731,082	13,738,633	37.12%	38.36%	0.00%
	2012		0.10%	1.00%	10.85	20.45	756,567	10,815,985	10.01%	11.00%	0.00%
	2011		0.10%	1.00%	9.82	18.47	731,344	10,030,040	-5.54%	-4.69%	0.00%
Invesco V.I. American Franchise Fund Series I
	2015		0.35%	1.00%	9.74	23.45	679,941	11,520,736	3.96%	4.64%	0.00%
	2014		0.35%	1.00%	9.36	22.41	735,141	11,999,408	7.36%	8.06%	0.04%
	2013		0.35%	1.00%	8.71	20.74	836,081	12,782,184	38.74%	39.65%	0.44%
	2012	4/27/12	0.35%	1.00%	6.27	14.85	898,804	10,044,227	-3.16%	0.80%	0.00%
Invesco V.I. Capital Appreciation Fund Series I
	2011		0.35%	1.00%	5.60	13.24	978,381	9,886,257	-8.83%	-8.23%	0.15%
Invesco V.I. Core Equity Fund Series I
	2015		0.35%	0.90%	13.71	21.63	794,112	14,238,813	-6.61%	-6.10%	1.12%
	2014		0.35%	0.90%	14.60	23.04	859,196	16,429,355	7.18%	7.77%	0.84%
	2013		0.35%	0.90%	13.55	21.38	960,990	17,189,244	28.09%	28.80%	1.38%
	2012		0.35%	0.90%	11.01	16.60	1,074,962	14,974,474	12.86%	13.48%	0.97%
	2011		0.35%	0.90%	9.63	14.63	1,148,684	14,215,138	-0.96%	-0.41%	0.95%
Invesco V.I. Core Plus Bond Fund Series I
	2015		0.55%	0.55%	15.25	15.25	40,163	612,341	-0.92%	-0.92%	4.61%
	2014		0.55%	0.55%	15.39	15.39	40,893	629,241	7.43%	7.43%	5.11%
	2013		0.55%	0.55%	14.32	14.32	43,096	617,250	-0.50%	-0.50%	4.92%
	2012		0.55%	0.55%	14.39	14.39	47,145	678,616	10.10%	10.10%	4.61%
	2011		0.55%	0.55%	13.07	13.07	53,295	696,741	6.43%	6.43%	5.33%
Invesco V.I. International Growth Fund Series I
	2015		0.10%	0.90%	9.36	23.10	932,955	11,234,187	-3.22%	-2.44%	1.59%
	2014		0.10%	0.90%	12.72	23.87	481,302	7,258,541	-0.57%	-0.02%	1.62%
	2013		0.35%	0.90%	12.72	24.43	372,239	6,618,106	17.95%	18.60%	1.21%
	2012		0.35%	0.90%	12.74	20.68	361,369	5,784,451	14.50%	15.13%	1.45%
	2011		0.35%	0.90%	14.18	18.03	368,936	5,412,413	-7.58%	-7.07%	1.56%
Janus Aspen Balanced Portfolio Institutional Shares
	2015		0.35%	0.90%	15.99	25.41	421,246	9,365,077	-0.28%	0.27%	1.58%
	2014		0.35%	0.90%	15.95	25.48	466,155	10,349,899	7.54%	8.13%	1.72%
	2013		0.35%	0.90%	14.75	23.69	528,092	10,855,174	19.08%	19.73%	1.51%
	2012		0.35%	0.90%	12.32	19.90	612,809	10,492,022	12.60%	13.22%	2.81%
	2011		0.35%	0.90%	14.64	17.67	650,588	9,842,839	0.73%	1.28%	2.42%
Janus Aspen Balanced Portfolio Service Shares
	2015		0.20%	0.90%	10.60	23.17	503,303	7,985,501	-0.49%	0.21%	1.36%
	2014		0.20%	0.90%	13.48	23.53	518,113	8,526,062	7.27%	7.86%	1.51%
	2013		0.35%	0.90%	12.50	21.90	527,237	8,665,201	18.73%	19.38%	1.33%
	2012		0.35%	0.90%	12.24	18.60	490,647	7,263,086	12.36%	12.98%	2.34%
	2011		0.35%	0.90%	14.95	16.53	504,707	7,959,792	0.44%	0.85%	2.11%
Janus Aspen Enterprise Portfolio Service Shares
	2015		0.20%	0.90%	11.47	34.75	184,285	3,595,877	2.84%	3.56%	0.53%
	2014		0.20%	0.90%	15.53	33.64	156,349	3,362,687	11.24%	11.85%	0.03%
	2013		0.35%	0.90%	13.89	30.20	154,425	3,441,082	30.85%	31.58%	0.36%
	2012		0.35%	0.90%	13.70	23.04	167,060	3,255,585	15.94%	16.58%	0.00%
	2011		0.35%	0.90%	16.20	19.84	167,433	3,037,060	-2.53%	-2.00%	0.00%
Janus Aspen Global Research Portfolio Institutional Shares
	2015		0.35%	0.90%	13.39	24.36	435,385	8,681,008	-3.16%	-2.63%	0.64%
	2014		0.35%	0.90%	13.82	25.02	488,076	10,035,395	6.48%	7.07%	1.06%
	2013		0.35%	0.90%	12.98	23.36	550,084	10,592,007	27.28%	27.98%	1.20%
	2012		0.35%	0.90%	10.20	18.26	598,935	9,090,544	19.01%	19.66%	0.88%
	2011		0.35%	0.90%	8.57	15.26	629,750	7,992,638	-14.52%	-14.04%	0.59%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Aspen Global Research Portfolio Service Shares
	2015		0.35%	0.90%	$14.36	$15.88	153,288	$2,309,212	-3.41%	-2.87%	0.52%
	2014		0.35%	0.90%	14.78	16.35	164,319	2,556,958	6.22%	6.81%	0.97%
	2013		0.35%	0.90%	13.84	15.31	169,799	2,477,199	26.93%	27.63%	1.09%
	2012		0.35%	0.90%	11.46	11.99	180,386	2,121,357	18.79%	19.44%	0.79%
	2011		0.35%	0.90%	9.65	10.00	187,264	1,849,786	-14.76%	-14.63%	0.48%
Janus Aspen Global Technology Portfolio Service Shares
	2015		0.35%	0.90%	8.67	35.94	101,709	1,664,620	3.71%	4.28%	0.00%
	2014		0.35%	0.90%	8.36	34.46	102,897	1,624,767	8.37%	8.97%	0.00%
	2013		0.35%	0.90%	7.71	31.63	111,552	1,578,895	34.18%	34.92%	0.00%
	2012		0.35%	0.90%	5.75	23.44	137,117	1,453,876	18.08%	18.73%	0.00%
	2011		0.35%	0.90%	4.87	19.74	139,571	1,251,908	-9.48%	-8.98%	0.00%
JPMIT Global Allocation Portfolio Class 1
	2015	7/7/15	0.15%	0.90%	9.49	9.54	40,309	382,980	-5.82%	3.11%	3.57%
LVIP Baron Growth Opportunities Fund Standard Class
	2015		0.20%	0.90%	10.48	24.45	90,195	1,385,268	-5.39%	-4.72%	0.00%
	2014		0.20%	0.90%	16.15	25.74	67,246	1,348,301	4.18%	4.75%	0.39%
	2013		0.35%	0.90%	15.42	24.61	78,933	1,547,194	39.15%	39.92%	0.46%
	2012		0.35%	0.90%	13.19	17.61	46,090	693,135	17.47%	18.12%	1.39%
	2011		0.35%	0.90%	11.23	14.93	52,372	686,765	3.36%	3.77%	0.00%
LVIP Baron Growth Opportunities Fund Service Class
	2015		0.10%	0.90%	10.28	38.15	1,396,857	22,940,593	-5.62%	-4.87%	0.00%
	2014		0.10%	0.90%	15.33	40.42	1,055,825	20,430,416	3.92%	4.75%	0.21%
	2013		0.10%	0.90%	14.71	38.90	777,606	15,985,041	38.81%	39.92%	0.43%
	2012		0.10%	0.90%	12.32	28.02	504,817	8,683,803	17.18%	18.12%	1.15%
	2011		0.10%	0.90%	10.49	23.91	522,253	7,864,651	3.09%	3.92%	0.00%
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	2015		0.10%	0.90%	7.43	8.60	1,013,569	7,857,815	-15.77%	-15.10%	1.96%
	2014		0.10%	0.90%	8.86	8.93	429,029	3,858,326	-5.47%	-5.03%	1.63%
	2013	6/19/13	0.15%	0.75%	9.37	9.40	126,595	1,186,955	-4.22%	8.41%	2.32%
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
	2015		0.10%	0.90%	10.07	20.49	2,746,244	30,871,078	-5.72%	-4.96%	2.00%
	2014		0.10%	0.90%	11.20	21.61	1,409,023	18,348,002	2.56%	3.39%	1.76%
	2013		0.10%	0.90%	10.89	20.96	877,703	11,791,496	17.15%	18.10%	2.17%
	2012		0.10%	0.90%	9.27	17.79	350,615	5,112,341	15.94%	16.87%	0.64%
	2011		0.10%	0.90%	7.97	15.26	369,122	4,815,792	-3.45%	-2.67%	0.93%
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	2015		0.10%	0.90%	9.26	11.14	1,588,294	15,760,994	-3.70%	-2.92%	1.25%
	2014		0.10%	0.90%	9.59	11.47	1,261,371	13,093,600	2.14%	2.96%	1.58%
	2013		0.10%	0.90%	9.36	11.14	931,358	9,610,763	-9.20%	-8.47%	0.53%
	2012		0.10%	0.90%	11.92	12.17	598,744	7,186,246	5.55%	6.40%	0.00%
	2011		0.10%	0.90%	11.29	11.43	307,483	3,501,027	11.14%	11.97%	3.39%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class
	2015	8/5/15	0.15%	0.90%	8.99	9.03	20,798	186,980	-9.54%	-0.11%	0.60%
LVIP Clarion Global Real Estate Fund Standard Class
	2015		0.10%	0.90%	9.60	17.27	1,293,390	15,331,533	-2.11%	-1.32%	3.16%
	2014		0.10%	0.90%	9.81	17.51	1,171,019	14,129,192	12.87%	13.78%	2.94%
	2013		0.10%	0.90%	8.69	15.39	960,217	10,026,096	2.38%	3.20%	0.00%
	2012		0.10%	0.90%	8.49	14.92	683,577	6,869,803	23.56%	24.56%	0.00%
	2011		0.10%	0.90%	6.87	11.99	614,842	4,728,629	-9.49%	-8.76%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class
	2015	6/29/15	0.15%	0.90%	9.34	9.38	38,579	360,395	-7.12%	0.16%	1.92%
LVIP Delaware Bond Fund Standard Class
	2015		0.10%	0.90%	10.28	22.08	9,404,253	113,893,044	-0.51%	0.29%	2.49%
	2014		0.10%	0.90%	10.42	22.19	7,889,337	101,292,592	5.03%	5.87%	2.13%
	2013		0.10%	0.90%	9.89	21.13	6,571,502	85,777,236	-3.18%	-2.41%	1.96%
	2012		0.10%	0.90%	11.82	21.82	5,169,628	77,515,384	5.65%	6.50%	2.09%
	2011		0.10%	0.90%	11.37	20.94	4,432,137	68,715,825	6.67%	7.53%	3.38%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Diversified Floating Rate Fund Standard Class
	2015		0.10%	0.90%	$9.80	$10.57	1,342,754	$13,509,540	-1.60%	-0.81%	1.61%
	2014		0.10%	0.90%	10.12	10.66	1,232,257	12,607,589	-0.29%	0.52%	1.65%
	2013		0.10%	0.90%	10.12	10.60	764,921	7,862,016	-0.15%	0.65%	1.20%
	2012		0.10%	0.90%	10.31	10.53	194,328	2,015,644	3.29%	4.13%	2.07%
	2011		0.10%	0.90%	9.99	10.12	128,558	1,295,170	-1.14%	-0.35%	2.41%
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	2015		0.10%	0.90%	10.56	21.35	187,523	2,963,110	-2.22%	-1.43%	1.71%
	2014		0.10%	0.90%	13.18	21.71	193,574	3,183,760	3.41%	4.24%	2.18%
	2013		0.10%	0.90%	12.67	20.88	213,937	3,494,404	19.16%	20.12%	1.55%
	2012		0.10%	0.90%	10.70	17.43	224,737	3,197,799	12.28%	13.18%	1.74%
	2011		0.10%	0.90%	9.50	15.44	235,864	3,080,307	-2.90%	-2.12%	2.15%
LVIP Delaware Social Awareness Fund Standard Class
	2015		0.10%	0.90%	10.98	26.55	342,168	6,098,818	-1.55%	-0.76%	1.49%
	2014		0.10%	0.90%	15.64	26.82	319,793	6,056,599	14.17%	15.09%	1.67%
	2013		0.10%	0.90%	13.66	23.36	227,401	4,214,778	34.47%	35.55%	1.31%
	2012		0.10%	0.90%	10.13	17.28	216,161	3,199,531	14.25%	15.16%	0.75%
	2011		0.10%	0.90%	8.84	15.04	222,881	2,969,594	-0.26%	0.54%	0.77%
LVIP Delaware Special Opportunities Fund Standard Class
	2015		0.10%	0.90%	10.96	22.26	470,557	6,918,385	-0.64%	0.16%	1.27%
	2014		0.10%	0.90%	14.63	22.23	430,119	6,699,585	6.67%	7.52%	1.37%
	2013		0.10%	0.90%	13.71	20.69	368,189	5,543,472	32.58%	33.65%	1.43%
	2012		0.10%	0.90%	10.34	15.49	236,089	2,785,059	13.91%	14.82%	0.77%
	2011		0.10%	0.90%	9.08	13.50	357,288	3,562,626	-6.05%	-5.30%	0.33%
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
	2015		0.10%	0.90%	8.99	11.14	963,886	9,566,345	-4.83%	-4.07%	1.08%
	2014		0.10%	0.90%	10.28	11.64	584,808	6,384,907	-8.31%	-7.59%	2.62%
	2013		0.10%	0.90%	11.26	12.55	275,991	3,271,993	14.26%	15.00%	3.35%
	2012		0.10%	0.90%	9.85	9.96	91,315	909,157	17.88%	18.65%	2.85%
	2011	7/7/11	0.10%	0.75%	8.36	8.39	45,278	379,209	-17.65%	0.44%	0.39%
LVIP Dimensional International Core Equity Fund Standard Class
	2015	6/11/15	0.15%	0.90%	8.93	8.97	36,173	323,392	-10.07%	5.99%	2.12%
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	2015		0.10%	0.90%	11.55	21.11	180,829	3,143,938	-2.88%	-2.10%	1.49%
	2014		0.10%	0.90%	14.77	21.58	187,609	3,460,327	12.16%	13.06%	1.98%
	2013		0.10%	0.90%	13.13	19.09	210,350	3,393,736	32.07%	33.13%	1.93%
	2012		0.10%	0.90%	9.91	14.35	180,061	2,238,426	14.28%	15.20%	1.12%
	2011		0.10%	0.90%	8.65	12.46	177,407	1,923,868	0.29%	1.10%	1.11%
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
	2015		0.10%	0.90%	9.86	13.82	853,366	10,485,699	-8.44%	-7.71%	1.27%
	2014		0.10%	0.90%	13.85	14.97	634,936	8,924,401	4.07%	4.59%	1.18%
	2013		0.10%	0.75%	13.31	14.31	340,246	4,679,787	28.21%	29.05%	1.77%
	2012		0.10%	0.75%	10.98	11.09	93,335	1,024,999	16.53%	17.29%	1.10%
	2011	6/10/11	0.10%	0.75%	9.42	9.46	62,537	589,819	-5.74%	8.96%	0.22%
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
	2015	5/21/15	0.15%	0.90%	9.33	9.38	57,524	537,556	-8.36%	0.31%	1.87%
LVIP Dimensional/Vanguard Total Bond Fund Standard Class
	2015		0.10%	0.90%	10.14	11.03	2,816,332	28,994,884	-0.60%	0.21%	1.87%
	2014		0.10%	0.90%	10.17	11.01	1,981,245	20,526,346	3.70%	4.54%	2.42%
	2013		0.10%	0.90%	9.77	10.53	775,154	7,773,370	-3.64%	-2.85%	2.14%
	2012		0.10%	0.90%	10.70	10.84	229,110	2,451,174	2.80%	3.63%	2.50%
	2011	5/26/11	0.10%	0.90%	10.41	10.46	77,489	807,923	0.00%	4.33%	0.84%
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2015		0.10%	0.90%	10.26	18.38	2,633,648	31,919,169	-2.87%	-2.09%	2.18%
	2014		0.10%	0.90%	11.74	18.82	2,465,241	31,448,806	4.75%	5.59%	2.32%
	2013		0.10%	0.90%	11.18	17.87	1,873,914	23,620,877	8.77%	9.64%	2.71%
	2012		0.10%	0.90%	12.22	16.34	1,048,168	13,414,642	8.79%	9.67%	4.40%
	2011		0.10%	0.90%	11.39	14.93	640,053	8,193,662	2.75%	3.58%	2.10%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2015		0.10%	0.90%	$9.73	$18.97	7,873,065	$99,090,242	-4.55%	-3.79%	2.04%
	2014		0.10%	0.90%	11.98	19.77	7,001,549	94,753,350	2.54%	3.36%	2.23%
	2013		0.10%	0.90%	11.65	19.17	5,606,676	76,860,016	12.53%	13.43%	1.97%
	2012		0.10%	0.90%	10.45	16.94	4,226,754	53,900,939	8.17%	9.03%	2.67%
	2011		0.10%	0.90%	9.63	15.58	3,759,679	44,731,860	-0.90%	-0.10%	2.02%
LVIP Global Income Fund Standard Class
	2015		0.10%	0.90%	9.72	12.44	834,838	8,737,823	-2.90%	-2.12%	3.06%
	2014		0.10%	0.90%	9.98	12.71	889,200	9,723,726	1.03%	1.84%	0.64%
	2013		0.10%	0.90%	9.85	12.48	689,159	7,609,165	-3.69%	-2.92%	0.28%
	2012		0.10%	0.90%	11.56	12.86	404,538	4,933,530	6.73%	7.58%	2.10%
	2011		0.10%	0.90%	10.80	11.95	253,610	2,905,394	0.18%	0.99%	6.36%
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	2015		0.10%	0.90%	10.06	18.68	7,508,533	93,090,092	-4.24%	-3.47%	2.08%
	2014		0.10%	0.90%	11.89	19.40	6,492,534	90,005,016	3.21%	4.04%	2.13%
	2013		0.10%	0.90%	11.48	18.69	5,233,240	73,147,789	10.85%	11.74%	1.97%
	2012		0.10%	0.90%	11.60	16.77	3,808,452	51,085,734	8.61%	9.48%	3.37%
	2011		0.10%	0.90%	10.62	15.35	3,553,551	43,786,443	0.26%	1.07%	1.78%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
	2015		0.15%	0.90%	9.74	9.86	75,374	735,205	-5.69%	-4.98%	2.38%
	2014	6/20/14	0.15%	0.90%	10.33	10.38	31,641	327,156	-0.91%	2.95%	1.12%
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
	2015		0.10%	0.90%	8.64	15.56	579,644	6,192,811	-5.06%	-4.30%	0.00%
	2014		0.10%	0.90%	11.07	16.26	491,623	5,762,778	-8.14%	-7.40%	0.00%
	2013		0.10%	0.90%	11.98	17.57	280,986	3,718,638	23.70%	24.69%	0.00%
	2012		0.10%	0.90%	9.74	14.10	237,636	2,648,281	5.53%	6.37%	0.00%
	2011		0.10%	0.90%	9.16	13.26	208,465	2,092,272	-8.42%	-7.68%	0.00%
LVIP JPMorgan High Yield Fund Standard Class
	2015		0.10%	0.90%	9.49	13.51	2,433,013	27,182,994	-4.80%	-4.03%	5.46%
	2014		0.10%	0.90%	11.36	14.08	1,872,808	22,500,980	1.92%	2.74%	5.24%
	2013		0.10%	0.90%	11.11	13.70	1,099,209	13,427,935	5.61%	6.46%	6.50%
	2012		0.10%	0.90%	12.61	12.87	432,836	5,460,497	13.89%	14.81%	6.73%
	2011		0.10%	0.90%	11.07	11.21	178,702	1,993,758	1.85%	2.66%	7.31%
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
	2015		0.10%	0.90%	9.73	18.45	877,760	10,911,022	-8.57%	-7.83%	0.83%
	2014		0.10%	0.90%	13.62	20.02	722,650	10,148,482	7.15%	8.01%	1.04%
	2013		0.10%	0.90%	12.71	18.55	380,951	5,144,062	23.06%	24.05%	0.85%
	2012		0.10%	0.90%	10.33	14.96	108,034	1,250,761	12.74%	13.65%	0.00%
	2011		0.10%	0.90%	9.16	13.17	86,363	864,421	-2.65%	-1.87%	0.00%
LVIP Managed Risk Profile 2010 Fund Standard Class
	2015		0.35%	0.90%	11.60	17.78	23,235	295,560	-2.49%	-1.95%	1.84%
	2014		0.35%	0.90%	11.83	18.13	24,085	313,654	3.84%	4.41%	1.79%
	2013		0.35%	0.90%	11.33	17.36	25,221	323,003	7.95%	8.55%	1.33%
	2012		0.35%	0.90%	11.64	16.00	26,359	312,193	7.57%	8.16%	1.99%
	2011		0.35%	0.90%	10.82	14.79	37,201	437,399	0.34%	0.90%	0.79%
LVIP Managed Risk Profile 2020 Fund Standard Class
	2015		0.10%	0.90%	11.72	18.08	79,239	1,009,846	-3.09%	-2.32%	1.79%
	2014		0.10%	0.90%	12.03	18.56	83,370	1,107,409	3.45%	4.28%	2.05%
	2013		0.10%	0.90%	11.56	17.84	81,646	1,060,134	10.14%	11.02%	1.39%
	2012		0.10%	0.90%	11.05	16.11	77,454	914,757	7.41%	8.26%	2.00%
	2011		0.10%	0.90%	10.21	14.92	88,001	946,917	-0.70%	0.07%	0.78%
LVIP Managed Risk Profile 2030 Fund Standard Class
	2015		0.10%	0.90%	11.84	18.72	213,978	2,510,695	-3.53%	-2.76%	1.80%
	2014		0.10%	0.90%	12.20	19.30	186,689	2,452,517	3.23%	4.05%	2.21%
	2013		0.10%	0.90%	11.76	18.59	168,801	2,148,157	12.71%	13.63%	1.41%
	2012		0.10%	0.90%	10.64	16.40	152,676	1,710,703	6.93%	7.79%	2.16%
	2011		0.10%	0.90%	9.87	15.26	126,164	1,314,391	-1.45%	-0.66%	0.63%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2040 Fund Standard Class
	2015		0.10%	0.90%	$11.30	$19.51	268,057	$3,474,566	-4.09%	-3.32%	1.69%
	2014		0.10%	0.90%	11.78	20.23	269,388	3,711,005	2.55%	3.38%	2.22%
	2013		0.10%	0.90%	11.49	19.62	284,573	3,843,355	15.49%	16.42%	1.23%
	2012		0.10%	0.90%	9.95	16.90	312,174	3,620,908	6.16%	7.02%	1.59%
	2011		0.10%	0.90%	9.37	15.83	378,529	4,051,899	-2.34%	-1.56%	0.61%
LVIP MFS International Growth Fund Standard Class
	2015		0.10%	0.90%	9.26	14.36	1,578,613	18,159,884	0.38%	1.19%	1.29%
	2014		0.10%	0.90%	9.15	14.23	1,239,853	14,286,741	-5.90%	-5.14%	1.24%
	2013		0.10%	0.90%	9.65	15.04	843,536	10,219,325	12.59%	13.50%	1.05%
	2012		0.10%	0.90%	8.50	13.28	426,308	4,482,410	18.33%	19.28%	0.80%
	2011		0.10%	0.90%	7.13	10.69	371,864	3,182,980	-10.68%	-9.96%	3.21%
LVIP MFS Value Fund Standard Class
	2015		0.10%	0.90%	11.20	20.63	3,265,979	49,920,713	-1.43%	-0.64%	2.30%
	2014		0.10%	0.90%	14.63	20.77	2,489,200	40,629,184	9.52%	10.40%	2.83%
	2013		0.10%	0.90%	13.36	18.83	1,754,603	26,710,908	34.74%	35.82%	2.25%
	2012		0.10%	0.90%	9.92	13.87	1,002,011	11,713,778	15.29%	16.21%	1.39%
	2011		0.10%	0.90%	8.60	11.94	761,549	7,548,920	-1.00%	-0.20%	1.69%
LVIP Mondrian International Value Fund Standard Class
	2015		0.10%	0.90%	8.73	21.16	2,178,712	26,465,929	-4.65%	-3.89%	3.26%
	2014		0.10%	0.90%	9.51	22.19	1,530,365	21,752,727	-3.41%	-2.64%	4.26%
	2013		0.10%	0.90%	9.81	23.40	1,240,053	19,314,831	20.75%	21.72%	2.63%
	2012		0.10%	0.90%	8.10	19.35	1,069,891	14,767,625	8.63%	9.51%	2.96%
	2011		0.10%	0.90%	7.44	17.79	1,073,973	14,451,816	-5.07%	-4.31%	3.11%
LVIP Money Market Fund Standard Class
	2015		0.10%	0.90%	9.67	11.53	7,456,983	74,285,516	-0.87%	-0.08%	0.02%
	2014		0.10%	0.90%	9.72	11.63	9,828,992	98,499,101	-0.87%	-0.07%	0.03%
	2013		0.10%	0.90%	9.78	11.73	8,537,895	86,438,976	-0.87%	-0.08%	0.03%
	2012		0.10%	0.90%	9.83	11.83	5,546,187	57,303,139	-0.87%	-0.07%	0.03%
	2011		0.10%	0.90%	9.88	12.72	5,015,761	53,051,004	-0.87%	-0.07%	0.03%
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	2015		0.15%	0.90%	9.12	9.12	21,795	198,758	-7.61%	-7.61%	4.54%
	2014	10/23/14	0.90%	0.90%	9.87	9.87	1,964	19,379	1.28%	1.28%	1.74%
LVIP SSgA Bond Index Fund Standard Class
	2015		0.10%	0.90%	10.25	13.10	1,327,020	14,410,073	-0.65%	0.15%	2.80%
	2014		0.10%	0.90%	10.29	13.08	920,793	10,320,436	4.81%	5.65%	2.24%
	2013		0.10%	0.90%	9.79	12.38	517,788	5,806,989	-3.44%	-2.66%	2.21%
	2012		0.10%	0.90%	11.34	12.72	383,241	4,624,829	2.92%	3.75%	2.63%
	2011		0.10%	0.90%	11.10	12.26	319,937	3,788,259	6.43%	7.29%	3.41%
LVIP SSgA Conservative Index Allocation Fund Standard Class
	2015		0.15%	0.90%	10.23	13.10	783,320	8,609,558	-1.83%	-1.09%	2.25%
	2014		0.10%	0.90%	11.36	13.26	566,276	6,467,570	3.79%	4.61%	2.09%
	2013		0.10%	0.90%	10.91	12.68	341,030	3,781,918	5.84%	6.68%	3.01%
	2012		0.10%	0.90%	11.66	11.87	115,067	1,228,984	8.12%	8.93%	5.25%
	2011	3/11/11	0.15%	0.90%	10.79	10.90	7,983	86,558	0.59%	2.87%	1.14%
LVIP SSgA Conservative Structured Allocation Fund Standard Class
	2015		0.10%	0.90%	10.20	13.01	453,297	5,129,115	-2.74%	-1.96%	2.79%
	2014		0.10%	0.90%	11.51	13.27	403,758	4,737,219	4.59%	5.43%	2.84%
	2013		0.10%	0.90%	10.97	12.59	192,760	2,177,355	6.11%	6.96%	4.27%
	2012		0.10%	0.90%	11.55	11.77	37,182	432,819	7.38%	8.25%	4.42%
	2011		0.10%	0.90%	10.78	10.78	23,785	257,620	2.03%	2.03%	0.77%
LVIP SSgA Developed International 150 Fund Standard Class
	2015		0.10%	0.90%	9.30	13.46	860,268	9,494,438	-5.16%	-4.39%	3.55%
	2014		0.10%	0.90%	9.80	14.12	501,522	6,123,586	0.00%	0.81%	5.69%
	2013		0.10%	0.90%	9.80	14.04	132,472	1,569,555	19.23%	20.19%	3.52%
	2012		0.10%	0.90%	8.22	11.18	89,854	822,649	12.62%	13.52%	2.87%
	2011		0.10%	0.90%	7.30	9.90	79,096	622,390	-12.92%	-12.22%	2.87%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Emerging Markets 100 Fund Standard Class
	2015		0.10%	0.90%	$7.90	$11.19	1,624,339	$14,790,712	-17.78%	-17.12%	4.78%
	2014		0.10%	0.90%	9.56	13.50	1,231,033	13,822,758	-4.24%	-3.47%	3.31%
	2013		0.10%	0.90%	9.93	13.98	884,528	11,006,811	-3.70%	-2.93%	2.49%
	2012		0.10%	0.90%	12.38	14.40	656,497	8,883,829	11.64%	12.54%	2.54%
	2011		0.10%	0.90%	11.06	12.80	657,768	8,198,088	-15.70%	-15.02%	2.60%
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
	2015		0.10%	0.90%	9.73	18.05	1,648,494	19,089,809	-7.36%	-6.61%	3.09%
	2014		0.10%	0.90%	10.54	19.38	1,520,967	19,161,929	3.04%	3.87%	2.38%
	2013		0.10%	0.90%	10.20	18.70	1,312,256	16,287,604	8.82%	9.70%	2.72%
	2012		0.10%	0.90%	9.34	17.09	824,104	9,835,168	10.15%	11.04%	3.49%
	2011		0.10%	0.90%	8.45	15.43	771,094	8,394,143	-0.68%	0.12%	1.34%
LVIP SSgA International Index Fund Standard Class
	2015		0.10%	0.90%	8.66	13.62	1,627,020	17,651,137	-2.10%	-1.32%	2.96%
	2014		0.10%	0.90%	8.85	13.84	968,852	11,299,705	-6.69%	-5.94%	4.04%
	2013		0.10%	0.90%	9.48	14.75	387,602	4,800,451	19.90%	20.86%	2.42%
	2012		0.10%	0.90%	7.91	11.69	184,416	1,792,080	17.07%	18.01%	2.15%
	2011		0.10%	0.90%	6.76	9.91	148,800	1,206,740	-13.17%	-12.47%	1.49%
LVIP SSgA Large Cap 100 Fund Standard Class
	2015		0.10%	0.90%	11.36	22.83	909,839	13,366,510	-5.53%	-4.77%	2.88%
	2014		0.10%	0.90%	16.13	23.98	731,892	12,013,723	15.66%	16.61%	3.46%
	2013		0.10%	0.90%	13.90	20.58	291,569	4,559,021	34.63%	35.71%	3.17%
	2012		0.10%	0.90%	11.20	15.17	138,376	1,743,801	11.22%	12.11%	1.79%
	2011		0.10%	0.90%	10.07	13.54	102,884	1,133,806	1.40%	2.22%	1.76%
LVIP SSgA Moderate Index Allocation Fund Standard Class
	2015		0.10%	0.90%	10.24	14.08	3,183,111	35,480,330	-2.36%	-1.57%	2.40%
	2014		0.10%	0.90%	12.02	14.30	1,581,349	18,969,549	3.79%	4.31%	3.04%
	2013		0.10%	0.60%	11.58	13.71	517,184	6,412,510	11.79%	12.35%	2.40%
	2012		0.10%	0.60%	12.06	12.20	156,305	1,823,516	11.04%	11.59%	2.98%
	2011		0.10%	0.60%	10.93	10.93	54,412	592,420	-0.37%	-0.37%	1.17%
LVIP SSgA Moderate Structured Allocation Fund Standard Class
	2015		0.15%	0.90%	10.22	13.86	2,978,701	34,030,195	-3.57%	-2.84%	3.29%
	2014		0.15%	0.90%	12.24	14.27	1,910,289	23,583,158	4.61%	5.40%	3.40%
	2013		0.15%	0.90%	11.67	13.54	1,106,316	13,405,566	11.80%	12.64%	3.79%
	2012		0.15%	0.90%	11.81	12.02	291,990	3,426,187	9.55%	10.37%	4.78%
	2011		0.15%	0.90%	10.78	10.82	129,455	1,402,428	-0.61%	-0.31%	0.36%
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class
	2015		0.15%	0.90%	10.21	14.27	3,997,802	45,387,396	-2.91%	-2.18%	2.39%
	2014		0.15%	0.90%	12.28	14.59	2,378,208	29,283,033	3.08%	3.85%	2.98%
	2013		0.15%	0.90%	11.88	14.05	1,110,666	13,707,333	13.78%	14.64%	3.43%
	2012		0.15%	0.90%	12.04	12.25	162,548	1,967,998	11.85%	12.69%	2.79%
	2011		0.15%	0.90%	10.76	10.87	111,120	1,202,647	-3.43%	-2.70%	0.14%
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class
	2015		0.10%	0.90%	10.18	14.32	2,246,158	26,556,539	-4.35%	-3.59%	3.65%
	2014		0.10%	0.90%	12.52	14.86	1,601,218	20,347,953	4.65%	5.20%	3.85%
	2013		0.10%	0.75%	11.97	14.12	766,891	9,823,622	14.29%	15.03%	4.02%
	2012		0.10%	0.75%	12.09	12.27	266,777	3,221,074	10.56%	11.22%	5.07%
	2011		0.15%	0.75%	10.94	11.03	128,002	1,407,170	-2.48%	-1.89%	0.30%
LVIP SSgA S&P 500 Index Fund Standard Class
	2015		0.10%	0.90%	11.08	22.19	9,962,537	140,243,346	0.27%	1.07%	2.24%
	2014		0.10%	0.90%	14.89	21.97	6,267,278	94,741,610	12.41%	13.31%	2.66%
	2013		0.10%	0.90%	13.21	19.39	2,714,746	40,290,067	30.82%	31.87%	2.20%
	2012		0.10%	0.90%	10.07	14.72	1,303,645	16,088,931	14.61%	15.53%	1.12%
	2011		0.10%	0.90%	8.76	12.74	943,555	10,044,446	0.94%	1.75%	0.96%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Small-Cap Index Fund Standard Class
	2015		0.10%	0.90%	$10.17	$20.57	1,748,509	$22,964,838	-5.57%	-4.81%	1.10%
	2014		0.10%	0.90%	14.48	21.62	1,111,489	16,504,267	3.74%	4.57%	1.19%
	2013		0.10%	0.90%	13.96	20.69	515,358	7,916,327	36.67%	37.77%	1.01%
	2012		0.10%	0.90%	10.21	15.03	331,876	3,761,965	14.85%	15.78%	0.70%
	2011		0.10%	0.90%	8.89	12.98	318,392	3,108,916	-5.42%	-4.66%	0.38%
LVIP SSgA Small-Mid Cap 200 Fund Standard Class
	2015		0.10%	0.90%	10.09	20.66	986,778	12,721,287	-7.67%	-6.93%	2.82%
	2014		0.10%	0.90%	14.58	22.21	702,771	10,483,832	3.37%	4.20%	4.36%
	2013		0.10%	0.90%	14.06	21.32	332,195	5,400,229	33.28%	34.36%	3.96%
	2012		0.10%	0.90%	12.50	15.88	127,163	1,808,739	12.80%	13.71%	2.69%
	2011		0.10%	0.90%	12.20	13.97	110,209	1,385,130	-3.11%	-2.31%	1.69%
LVIP T. Rowe Price Growth Stock Fund Standard Class
	2015		0.10%	0.90%	11.87	25.50	1,764,974	27,772,426	9.74%	10.62%	0.00%
	2014		0.10%	0.90%	15.09	23.07	1,210,201	18,960,840	7.74%	8.60%	0.00%
	2013		0.10%	0.90%	13.97	21.25	714,996	11,053,179	37.80%	38.91%	0.00%
	2012		0.10%	0.90%	10.78	15.31	360,152	4,335,781	17.25%	18.19%	0.00%
	2011		0.10%	0.90%	9.20	12.96	218,798	2,185,887	-2.53%	-1.75%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2015		0.10%	0.90%	11.24	34.73	927,977	14,573,556	1.19%	2.00%	0.15%
	2014		0.10%	0.90%	15.30	34.13	598,822	10,270,202	10.59%	11.48%	0.29%
	2013		0.10%	0.90%	13.79	30.70	334,245	6,056,235	33.59%	34.66%	0.00%
	2012		0.10%	0.90%	11.82	22.85	187,473	2,997,458	15.26%	16.19%	0.00%
	2011		0.10%	0.90%	10.23	19.72	143,932	2,047,300	-4.73%	-3.96%	0.00%
LVIP Templeton Growth Managed Volatility Fund Standard Class
	2015		0.10%	0.90%	9.06	14.52	558,459	6,389,354	-8.85%	-8.12%	1.32%
	2014		0.10%	0.90%	10.85	15.81	581,505	7,411,680	-2.87%	-2.09%	1.66%
	2013		0.10%	0.90%	11.17	16.15	393,616	5,210,061	18.85%	19.81%	1.75%
	2012		0.10%	0.90%	9.40	13.49	242,316	2,745,219	20.12%	21.09%	1.79%
	2011		0.10%	0.90%	7.82	11.15	279,160	2,414,957	-3.96%	-3.19%	2.40%
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	2015	7/27/15	0.15%	0.90%	9.59	9.63	9,376	89,887	-2.81%	0.41%	3.04%
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
	2015		0.10%	0.90%	10.52	23.85	458,834	7,375,932	0.43%	1.24%	0.00%
	2014		0.10%	0.90%	13.05	23.62	554,946	9,352,418	4.41%	5.24%	0.00%
	2013		0.10%	0.90%	12.49	22.50	567,935	9,524,913	24.37%	25.37%	0.00%
	2012		0.10%	0.90%	10.05	17.99	547,840	7,666,006	15.35%	16.27%	0.00%
	2011		0.10%	0.90%	8.69	15.51	555,902	6,810,512	-6.53%	-5.78%	0.24%
LVIP Vanguard Domestic Equity ETF Fund Standard Class
	2015		0.10%	0.90%	11.24	15.83	2,569,361	34,212,746	-1.22%	-0.41%	1.98%
	2014		0.10%	0.90%	14.74	15.90	1,487,364	21,801,954	11.15%	12.10%	2.70%
	2013		0.10%	0.90%	13.22	14.16	476,030	6,411,450	29.35%	30.33%	1.90%
	2012		0.15%	0.90%	10.76	10.87	101,932	1,076,358	14.32%	15.00%	2.56%
	2011	6/27/11	0.15%	0.75%	9.41	9.45	13,231	124,684	-7.02%	7.94%	0.46%
LVIP Vanguard International Equity ETF Fund Standard Class
	2015		0.10%	0.90%	9.47	11.59	2,408,567	25,635,793	-3.82%	-3.04%	2.73%
	2014		0.10%	0.90%	10.66	11.98	1,665,868	18,908,053	-5.54%	-4.74%	3.19%
	2013		0.10%	0.90%	11.29	12.61	435,796	5,313,773	13.72%	14.58%	3.90%
	2012		0.15%	0.90%	9.95	10.05	81,438	824,498	18.46%	19.17%	5.42%
	2011	5/26/11	0.15%	0.75%	8.40	8.43	51,181	430,398	-17.94%	0.87%	0.00%
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
	2015		0.15%	0.90%	9.66	9.77	18,204	175,773	-5.30%	-4.59%	0.96%
	2014	6/5/14	0.15%	0.90%	10.20	10.25	11,079	113,238	-1.22%	-0.11%	1.21%
LVIP Wellington Capital Growth Fund Standard Class
	2015		0.10%	0.90%	11.91	23.41	666,855	11,947,015	8.44%	9.31%	0.00%
	2014		0.10%	0.90%	15.47	21.43	528,151	9,150,974	10.38%	11.26%	0.20%
	2013		0.10%	0.90%	13.98	19.27	390,192	6,322,177	34.79%	35.87%	0.00%
	2012		0.10%	0.90%	10.32	14.19	231,702	2,943,198	18.00%	18.95%	0.00%
	2011		0.10%	0.90%	8.68	11.94	161,736	1,716,063	-9.83%	-9.10%	0.00%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Wellington Mid-Cap Value Fund Standard Class
	2015		0.10%	0.90%	$10.69	$21.88	765,738	$10,526,110	-2.40%	-1.61%	0.72%
	2014		0.10%	0.90%	13.96	22.25	505,323	7,995,823	7.32%	8.18%	0.36%
	2013		0.10%	0.90%	13.01	20.58	284,202	4,411,394	32.94%	34.02%	0.21%
	2012		0.10%	0.90%	9.78	15.36	205,758	2,400,676	23.01%	23.99%	0.40%
	2011		0.10%	0.90%	7.95	12.39	191,131	1,765,066	-10.13%	-9.41%	0.00%
M Capital Appreciation Fund
	2015		0.20%	0.90%	10.15	36.02	104,383	1,525,765	-7.42%	-6.77%	0.00%
	2014		0.20%	0.90%	16.52	38.90	76,795	1,656,805	11.41%	12.03%	0.00%
	2013		0.35%	0.90%	16.11	35.48	65,976	1,523,731	37.96%	38.51%	0.00%
	2012		0.50%	0.90%	11.64	25.68	63,264	1,165,279	16.38%	16.85%	0.33%
	2011		0.50%	0.90%	9.97	22.03	66,157	1,070,037	-8.05%	-7.69%	0.00%
M International Equity Fund
	2015		0.20%	0.90%	8.02	20.68	208,714	2,122,506	-4.80%	-4.13%	1.65%
	2014		0.20%	0.90%	8.40	21.73	181,240	2,363,323	-7.89%	-7.38%	2.41%
	2013		0.35%	0.90%	9.09	23.97	159,826	2,379,306	15.28%	15.74%	2.47%
	2012		0.50%	0.90%	7.86	20.76	150,073	1,992,462	19.60%	20.08%	2.05%
	2011		0.50%	0.90%	6.55	17.33	175,588	1,825,836	-14.34%	-13.99%	3.35%
M Large Cap Growth Fund
	2015		0.20%	0.90%	12.08	31.10	158,788	2,551,482	6.74%	7.49%	0.03%
	2014		0.20%	0.90%	15.37	29.13	133,919	2,697,846	9.22%	9.83%	0.04%
	2013		0.35%	0.90%	15.03	27.10	130,540	2,613,070	34.93%	35.47%	0.57%
	2012		0.50%	0.90%	11.10	20.05	137,793	2,155,606	18.24%	18.72%	0.05%
	2011		0.50%	0.90%	9.36	16.93	123,217	1,657,902	-1.69%	-1.30%	0.00%
M Large Cap Value Fund
	2015		0.20%	0.90%	10.48	25.88	164,363	2,201,681	-1.55%	-0.86%	1.35%
	2014		0.20%	0.90%	13.74	26.28	123,742	2,235,746	8.69%	9.30%	1.18%
	2013		0.35%	0.90%	12.60	24.18	117,822	2,066,634	33.01%	33.55%	2.75%
	2012		0.50%	0.90%	9.44	18.45	123,984	1,671,083	16.24%	16.70%	0.78%
	2011		0.50%	0.90%	8.10	15.85	134,373	1,485,914	-4.99%	-4.59%	0.38%
MFS VIT Core Equity Series Initial Class
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.95%
	2014		0.35%	0.90%	15.73	27.98	46,751	846,498	10.24%	10.85%	0.78%
	2013		0.35%	0.90%	14.19	25.24	48,221	825,184	33.40%	34.13%	0.98%
	2012		0.35%	0.90%	13.00	18.82	54,398	742,626	15.19%	15.82%	0.70%
	2011		0.35%	0.90%	11.86	16.25	75,094	923,920	-1.91%	-1.37%	0.89%
MFS VIT Growth Series Initial Class
	2015		0.10%	0.90%	11.62	30.06	1,320,680	24,733,134	6.60%	7.45%	0.16%
	2014		0.10%	0.90%	15.10	28.05	1,079,429	20,806,013	7.97%	8.84%	0.11%
	2013		0.10%	0.90%	13.94	25.83	834,558	16,508,612	35.63%	36.71%	0.24%
	2012		0.10%	0.90%	11.18	18.94	711,834	11,086,638	16.33%	17.27%	0.00%
	2011		0.10%	0.90%	9.58	16.19	730,465	9,986,195	-1.22%	-0.42%	0.19%
MFS VIT Total Return Series Initial Class
	2015		0.10%	0.90%	10.44	22.81	1,716,476	27,419,153	-1.26%	-0.47%	2.61%
	2014		0.10%	0.90%	13.43	23.10	1,723,205	29,128,409	7.53%	8.39%	1.87%
	2013		0.10%	0.90%	12.42	21.48	1,763,978	28,484,664	17.98%	18.93%	1.79%
	2012		0.10%	0.90%	10.80	18.21	1,788,430	25,173,336	10.26%	11.14%	2.78%
	2011		0.10%	0.90%	9.76	16.99	1,802,273	23,791,748	0.86%	1.67%	2.61%
MFS VIT Utilities Series Initial Class
	2015		0.10%	0.90%	8.72	37.28	2,036,636	30,854,834	-15.28%	-14.60%	4.17%
	2014		0.10%	0.90%	13.94	44.85	1,715,806	34,103,663	11.72%	12.62%	2.12%
	2013		0.10%	0.90%	12.44	40.08	1,360,154	27,704,016	19.44%	20.40%	2.33%
	2012		0.10%	0.90%	11.13	33.51	1,318,872	24,412,995	12.47%	13.37%	6.64%
	2011		0.10%	0.90%	9.82	29.75	1,332,632	23,644,315	5.83%	6.68%	3.18%
MFS VIT II Core Equity Portfolio Initial Class
	2015	3/27/15	0.20%	0.90%	10.85	27.82	46,067	798,921	-3.21%	-2.69%	0.55%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
NB AMT Large Cap Value Portfolio I Class
	2015		0.35%	0.90%	$14.62	$25.85	56,983	$1,215,782	-12.60%	-12.11%	0.75%
	2014		0.35%	0.90%	16.64	29.41	59,659	1,445,998	8.87%	9.47%	0.73%
	2013		0.35%	0.90%	15.20	26.87	66,203	1,516,258	29.96%	30.68%	1.08%
	2012		0.35%	0.90%	11.63	20.56	80,722	1,427,717	15.55%	16.19%	0.37%
	2011		0.35%	0.90%	13.46	17.69	119,716	1,646,245	-12.15%	-11.67%	0.00%
NB AMT Mid Cap Growth Portfolio I Class
	2015		0.20%	0.90%	11.08	28.40	934,244	17,496,330	0.37%	1.07%	0.00%
	2014		0.20%	0.90%	14.13	28.14	929,266	19,090,065	6.62%	7.86%	0.00%
	2013		0.35%	0.90%	13.18	26.25	923,284	19,520,530	31.42%	32.15%	0.00%
	2012		0.35%	0.90%	13.45	19.86	957,732	16,546,098	11.41%	12.02%	0.00%
	2011		0.35%	0.90%	13.19	17.73	996,401	15,947,901	-0.43%	0.12%	0.00%
NB AMT Mid Cap Intrinsic Value Portfolio I Class
	2015		0.20%	0.90%	10.76	31.57	341,905	5,459,516	-9.16%	-8.52%	0.77%
	2014		0.20%	0.90%	16.34	34.57	307,445	6,310,829	12.82%	13.44%	1.04%
	2013		0.35%	0.90%	14.41	30.47	309,781	6,222,621	35.82%	36.57%	1.20%
	2012		0.35%	0.90%	12.47	22.31	331,801	5,320,440	14.49%	15.13%	0.59%
	2011		0.35%	0.90%	12.03	19.38	357,523	5,363,391	-7.34%	-6.82%	0.64%
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class
	2015		0.10%	0.90%	5.03	7.87	2,461,120	14,511,219	-26.37%	-25.78%	4.21%
	2014		0.10%	0.90%	6.81	10.60	1,658,515	13,319,443	-19.16%	-18.51%	0.37%
	2013		0.10%	0.90%	8.40	13.01	1,125,892	11,556,567	-15.46%	-14.79%	1.60%
	2012		0.10%	0.90%	12.11	15.27	586,909	8,122,633	4.45%	5.29%	2.81%
	2011		0.10%	0.90%	11.56	14.50	498,568	6,798,366	-8.39%	-7.65%	14.63%
Putnam VT Global Health Care Fund Class IB
	2015		0.35%	0.90%	21.69	30.35	130,873	3,383,281	6.82%	7.41%	0.00%
	2014		0.35%	0.90%	20.19	28.25	109,332	2,596,343	26.50%	27.20%	0.25%
	2013		0.35%	0.90%	15.88	22.21	114,928	2,176,490	40.39%	41.17%	0.96%
	2012		0.35%	0.90%	12.69	15.73	123,068	1,757,169	21.17%	21.84%	1.31%
	2011		0.35%	0.90%	11.39	12.91	140,227	1,716,635	-2.06%	-1.52%	0.83%
Putnam VT Growth & Income Fund Class IB
	2015		0.35%	0.90%	14.90	24.27	83,705	1,386,528	-8.36%	-7.85%	1.84%
	2014		0.35%	0.90%	16.17	26.34	94,544	1,718,159	9.74%	10.35%	1.34%
	2013		0.35%	0.90%	14.66	23.87	99,534	1,622,152	34.46%	35.20%	1.65%
	2012		0.35%	0.90%	12.54	17.66	100,212	1,282,447	18.07%	18.72%	1.69%
	2011		0.35%	0.90%	10.62	14.87	101,825	1,122,227	-5.50%	-4.97%	1.22%
Templeton Foreign VIP Fund Class 1
	2015		0.55%	0.55%	14.69	14.69	87,339	1,282,639	-6.82%	-6.82%	3.32%
	2014		0.55%	0.55%	15.76	15.76	83,308	1,313,006	-11.38%	-11.38%	2.08%
	2013		0.55%	0.55%	17.78	17.78	92,196	1,639,606	22.60%	22.60%	2.53%
	2012		0.55%	0.55%	14.51	14.51	113,010	1,639,321	17.95%	17.95%	3.31%
	2011		0.55%	0.80%	12.30	14.12	138,617	1,710,317	-11.16%	-10.94%	1.92%
Templeton Foreign VIP Fund Class 2
	2015		0.35%	0.90%	12.58	17.13	199,035	3,224,608	-7.33%	-6.82%	3.21%
	2014		0.35%	0.90%	13.50	18.38	213,613	3,732,201	-11.93%	-11.44%	1.85%
	2013		0.35%	0.90%	15.25	20.75	229,701	4,538,191	21.87%	22.54%	2.36%
	2012		0.35%	0.90%	12.44	16.94	251,971	4,070,965	17.17%	17.82%	2.91%
	2011		0.35%	0.90%	12.83	14.38	261,494	3,586,115	-11.44%	-10.95%	1.70%
Templeton Global Bond VIP Fund Class 1
	2015		0.10%	0.90%	9.46	19.79	1,769,053	20,771,703	-4.96%	-4.20%	7.70%
	2014		0.10%	0.90%	11.23	20.74	948,758	14,501,524	1.21%	2.02%	5.02%
	2013		0.10%	0.90%	11.04	20.41	719,391	12,303,229	0.98%	1.79%	4.91%
	2012		0.10%	0.90%	12.21	20.13	814,764	13,849,630	14.28%	15.20%	6.77%
	2011		0.10%	0.90%	13.74	17.54	666,058	10,957,497	-1.50%	-0.71%	5.64%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Templeton Growth VIP Fund Class 1
	2015		0.20%	0.90%	$8.76	$18.01	532,039	$7,129,446	-7.08%	-6.42%	2.84%
	2014		0.20%	0.90%	14.55	19.32	496,218	7,828,321	-3.40%	-2.87%	1.56%
	2013		0.35%	0.90%	14.98	19.93	470,960	8,136,840	29.87%	30.59%	2.85%
	2012		0.35%	0.90%	12.44	15.31	513,659	6,987,155	20.31%	20.97%	2.32%
	2011		0.35%	0.90%	10.30	15.05	530,094	6,132,364	-7.63%	-7.26%	1.59%
Templeton Growth VIP Fund Class 2
	2015		0.35%	0.90%	14.98	20.38	52,807	1,036,630	-7.32%	-6.81%	2.58%
	2014		0.35%	0.90%	16.07	21.99	54,026	1,140,309	-3.69%	-3.15%	1.39%
	2013		0.35%	0.90%	16.60	22.83	65,193	1,432,196	29.65%	30.36%	2.69%
	2012		0.35%	0.90%	12.73	17.61	72,794	1,229,799	19.98%	20.64%	1.97%
	2011		0.35%	0.90%	11.63	14.68	94,289	1,310,772	-7.81%	-7.30%	1.39%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2015:

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class A	$1,363,378	$635,161
AB VPS Growth and Income Portfolio Class A	1,349,107	1,661,866
AB VPS International Value Portfolio Class A	680,988	906,677
AB VPS Large Cap Growth Portfolio Class A	943,043	340,455
AB VPS Small/Mid Cap Value Portfolio Class A	9,681,309	1,924,194
American Century VP Inflation Protection Fund Class I	917,351	1,457,134
American Funds Global Growth Fund Class 2	14,268,594	2,041,718
American Funds Global Small Capitalization Fund Class 2	18,215,458	3,270,468
American Funds Growth Fund Class 2	50,024,575	12,535,871
American Funds Growth-Income Fund Class 2	47,402,619	5,242,893
American Funds International Fund Class 2	34,662,480	3,778,294
BlackRock Global Allocation V.I. Fund Class I	42,994,084	4,746,267
ClearBridge Variable Mid Cap Core Portfolio Class I	3,050,156	210,790
Delaware VIP Diversified Income Series Standard Class	10,776,394	4,210,450
Delaware VIP Emerging Markets Series Standard Class	11,739,067	2,685,935
Delaware VIP High Yield Series Standard Class	4,278,651	3,422,173
Delaware VIP Limited-Term Diversified Income Series Standard Class	6,627,376	2,379,561
Delaware VIP REIT Series Standard Class	6,406,068	5,712,813
Delaware VIP Small Cap Value Series Standard Class	10,944,609	4,082,758
Delaware VIP Smid Cap Growth Series Standard Class	7,997,824	3,426,272
Delaware VIP U.S. Growth Series Standard Class	7,626,270	838,267
Delaware VIP Value Series Standard Class	11,043,763	3,636,436
Deutsche Alternative Asset Allocation VIP Portfolio A	3,687,208	1,044,631
Deutsche Equity 500 Index VIP Portfolio A	3,380,070	4,410,288
Deutsche Small Cap Index VIP Portfolio A	1,116,240	1,266,700
Fidelity VIP Asset Manager Portfolio Initial Class	131,577	107,034
Fidelity VIP Contrafund Portfolio Service Class	25,375,598	6,535,512
Fidelity VIP Equity-Income Portfolio Initial Class	338,742	304,211
Fidelity VIP Equity-Income Portfolio Service Class	869,822	1,126,507
Fidelity VIP Growth Opportunities Portfolio Service Class	425,129	801,689
Fidelity VIP Growth Portfolio Service Class	6,745,671	2,423,778
Fidelity VIP High Income Portfolio Service Class	167,359	193,211
Fidelity VIP Investment Grade Bond Portfolio Initial Class	73,117	194,602
Fidelity VIP Mid Cap Portfolio Service Class	18,944,808	3,110,300
Fidelity VIP Overseas Portfolio Service Class	745,917	1,200,636
Franklin Income VIP Fund Class 1	16,514,914	2,260,853
Franklin Mutual Shares VIP Fund Class 1	9,784,594	1,124,789
Franklin Small-Mid Cap Growth VIP Fund Class 1	3,775,716	1,673,463
Invesco V.I. American Franchise Fund Series I	372,800	1,366,380
Invesco V.I. Core Equity Fund Series I	2,129,323	1,692,992
Invesco V.I. Core Plus Bond Fund Series I	62,994	48,974
Invesco V.I. International Growth Fund Series I	5,235,239	827,687
Janus Aspen Balanced Portfolio Institutional Shares	802,146	1,358,880
Janus Aspen Balanced Portfolio Service Shares	1,084,591	1,290,918
Janus Aspen Enterprise Portfolio Service Shares	979,250	446,666
Janus Aspen Global Research Portfolio Institutional Shares	250,691	1,388,051
Janus Aspen Global Research Portfolio Service Shares	188,044	365,067
Janus Aspen Global Technology Portfolio Service Shares	390,172	187,078
JPMIT Global Allocation Portfolio Class 1	391,167	769
LVIP Baron Growth Opportunities Fund Standard Class	414,712	195,346
LVIP Baron Growth Opportunities Fund Service Class	6,631,809	1,140,394
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	5,771,233	359,331
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	16,473,419	2,255,781
LVIP BlackRock Inflation Protected Bond Fund Standard Class	5,044,326	1,804,189
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	194,619	2,113
LVIP Clarion Global Real Estate Fund Standard Class	4,558,056	2,583,693
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	277,908	2,052
LVIP Delaware Bond Fund Standard Class	21,565,135	6,065,207

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Delaware Diversified Floating Rate Fund Standard Class	$2,940,055	$1,710,294
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	262,818	286,330
LVIP Delaware Social Awareness Fund Standard Class	1,791,957	931,842
LVIP Delaware Special Opportunities Fund Standard Class	1,868,974	1,119,840
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	4,527,889	618,181
LVIP Dimensional International Core Equity Fund Standard Class	324,218	2,984
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	1,042,233	800,832
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	4,058,120	1,251,310
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	727,160	185,744
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	11,927,085	2,647,842
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	5,193,058	2,583,909
LVIP Global Growth Allocation Managed Risk Fund Standard Class	15,441,343	5,434,585
LVIP Global Income Fund Standard Class	1,858,942	2,338,521
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	14,064,725	5,529,022
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	497,901	49,405
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	1,585,854	781,886
LVIP JPMorgan High Yield Fund Standard Class	11,831,578	4,426,189
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	3,319,707	1,558,856
LVIP Managed Risk Profile 2010 Fund Standard Class	29,310	21,182
LVIP Managed Risk Profile 2020 Fund Standard Class	83,773	104,924
LVIP Managed Risk Profile 2030 Fund Standard Class	456,740	122,181
LVIP Managed Risk Profile 2040 Fund Standard Class	493,220	314,927
LVIP MFS International Growth Fund Standard Class	4,923,355	950,649
LVIP MFS Value Fund Standard Class	14,454,482	2,749,762
LVIP Mondrian International Value Fund Standard Class	8,335,121	1,677,439
LVIP Money Market Fund Standard Class	176,983,590	199,204,454
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	197,645	11,192
LVIP SSgA Bond Index Fund Standard Class	6,108,145	1,517,292
LVIP SSgA Conservative Index Allocation Fund Standard Class	3,107,779	653,392
LVIP SSgA Conservative Structured Allocation Fund Standard Class	979,148	316,852
LVIP SSgA Developed International 150 Fund Standard Class	6,306,685	1,185,899
LVIP SSgA Emerging Markets 100 Fund Standard Class	5,666,655	1,112,353
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	2,861,708	982,543
LVIP SSgA International Index Fund Standard Class	8,189,229	819,437
LVIP SSgA Large Cap 100 Fund Standard Class	6,582,835	2,250,444
LVIP SSgA Moderate Index Allocation Fund Standard Class	21,624,848	3,667,175
LVIP SSgA Moderate Structured Allocation Fund Standard Class	15,277,549	2,374,308
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	19,810,320	1,609,020
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	9,789,900	1,572,012
LVIP SSgA S&P 500 Index Fund Standard Class	54,115,874	6,225,308
LVIP SSgA Small-Cap Index Fund Standard Class	9,509,695	996,363
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	6,000,008	793,367
LVIP T. Rowe Price Growth Stock Fund Standard Class	10,186,196	2,757,996
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	6,636,049	1,657,294
LVIP Templeton Growth Managed Volatility Fund Standard Class	1,554,100	1,985,022
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	94,556	2,782
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	903,817	2,962,764
LVIP Vanguard Domestic Equity ETF Fund Standard Class	14,235,874	1,081,801
LVIP Vanguard International Equity ETF Fund Standard Class	10,372,886	1,547,520
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	162,142	87,752
LVIP Wellington Capital Growth Fund Standard Class	4,020,948	586,624
LVIP Wellington Mid-Cap Value Fund Standard Class	4,215,420	1,325,892
M Capital Appreciation Fund	345,450	203,985
M International Equity Fund	366,682	504,478
M Large Cap Growth Fund	647,569	556,792
M Large Cap Value Fund	439,275	231,486
MFS VIT Core Equity Series Initial Class	55,012	870,437
MFS VIT Growth Series Initial Class	5,836,187	2,260,035
MFS VIT Total Return Series Initial Class	2,781,617	2,580,790
MFS VIT Utilities Series Initial Class	8,493,911	3,028,730
MFS VIT II Core Equity Portfolio Initial Class	946,624	58,655

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
NB AMT Large Cap Value Portfolio I Class	$243,294	$212,611
NB AMT Mid Cap Growth Portfolio I Class	1,862,946	2,271,428
NB AMT Mid Cap Intrinsic Value Portfolio I Class	475,619	662,448
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	7,834,496	1,697,036
Putnam VT Global Health Care Fund Class IB	1,202,578	372,553
Putnam VT Growth & Income Fund Class IB	122,729	302,893
Templeton Foreign VIP Fund Class 1	273,895	128,963
Templeton Foreign VIP Fund Class 2	576,096	616,810
Templeton Global Bond VIP Fund Class 1	9,271,625	779,072
Templeton Growth VIP Fund Class 1	585,252	587,904
Templeton Growth VIP Fund Class 2	94,197	106,501

5. Investments

The following is a summary of investments owned at December 31, 2015:

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class A	244,000	$22.43	$5,472,931	$4,853,610
AB VPS Growth and Income Portfolio Class A	609,342	30.12	18,353,388	14,381,886
AB VPS International Value Portfolio Class A	641,747	13.52	8,676,417	9,476,401
AB VPS Large Cap Growth Portfolio Class A	60,341	49.50	2,986,892	2,401,080
AB VPS Small/Mid Cap Value Portfolio Class A	1,582,023	17.29	27,353,174	30,915,888
American Century VP Inflation Protection Fund Class I	1,162,811	9.96	11,581,592	12,592,565
American Funds Global Growth Fund Class 2	1,910,359	26.19	50,032,305	49,571,206
American Funds Global Small Capitalization Fund Class 2	2,202,126	23.90	52,630,820	51,925,790
American Funds Growth Fund Class 2	2,710,548	67.69	183,477,020	178,370,804
American Funds Growth-Income Fund Class 2	3,870,864	45.04	174,343,725	169,633,657
American Funds International Fund Class 2	6,131,232	18.02	110,484,798	118,252,645
BlackRock Global Allocation V.I. Fund Class I	8,479,222	15.09	127,951,466	142,634,987
ClearBridge Variable Mid Cap Core Portfolio Class I	196,165	18.01	3,532,939	3,769,767
Delaware VIP Diversified Income Series Standard Class	4,581,106	10.29	47,139,584	49,025,516
Delaware VIP Emerging Markets Series Standard Class	2,607,089	16.27	42,417,333	49,928,196
Delaware VIP High Yield Series Standard Class	3,617,910	4.89	17,691,580	20,658,206
Delaware VIP Limited-Term Diversified Income Series Standard Class	2,818,733	9.78	27,567,211	28,001,973
Delaware VIP REIT Series Standard Class	2,787,859	15.89	44,299,090	36,396,198
Delaware VIP Small Cap Value Series Standard Class	1,502,026	33.72	50,648,289	51,929,773
Delaware VIP Smid Cap Growth Series Standard Class	1,311,018	29.79	39,055,216	35,034,729
Delaware VIP U.S. Growth Series Standard Class	1,664,891	13.31	22,159,693	20,525,074
Delaware VIP Value Series Standard Class	1,500,193	28.64	42,965,537	37,519,760
Deutsche Alternative Asset Allocation VIP Portfolio A	924,858	12.60	11,653,211	12,591,089
Deutsche Equity 500 Index VIP Portfolio A	2,125,813	19.40	41,240,765	32,516,652
Deutsche Small Cap Index VIP Portfolio A	643,467	15.18	9,767,830	9,076,043
Fidelity VIP Asset Manager Portfolio Initial Class	42,472	15.76	669,352	646,094
Fidelity VIP Contrafund Portfolio Service Class	3,388,906	33.79	114,511,127	103,706,544
Fidelity VIP Equity-Income Portfolio Initial Class	93,448	20.46	1,911,955	1,888,729
Fidelity VIP Equity-Income Portfolio Service Class	276,949	20.37	5,641,444	6,052,617
Fidelity VIP Growth Opportunities Portfolio Service Class	91,746	31.70	2,908,336	1,845,886
Fidelity VIP Growth Portfolio Service Class	322,364	65.57	21,137,409	17,434,927
Fidelity VIP High Income Portfolio Service Class	300,289	4.92	1,477,424	1,694,584
Fidelity VIP Investment Grade Bond Portfolio Initial Class	86,957	12.37	1,075,662	1,132,234
Fidelity VIP Mid Cap Portfolio Service Class	1,425,695	32.41	46,206,785	48,387,745
Fidelity VIP Overseas Portfolio Service Class	342,096	19.00	6,499,831	6,215,800
Franklin Income VIP Fund Class 1	3,250,747	14.64	47,590,936	52,053,103
Franklin Mutual Shares VIP Fund Class 1	1,673,515	19.48	32,600,059	33,021,808
Franklin Small-Mid Cap Growth VIP Fund Class 1	657,873	19.09	12,558,801	14,619,771
Invesco V.I. American Franchise Fund Series I	201,023	57.30	11,518,606	7,841,037
Invesco V.I. Core Equity Fund Series I	420,786	33.84	14,239,396	11,796,800
Invesco V.I. Core Plus Bond Fund Series I	100,881	6.07	612,350	632,537

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Invesco V.I. International Growth Fund Series I	334,868	$33.49	$11,214,725	$10,682,780
Janus Aspen Balanced Portfolio Institutional Shares	311,099	30.08	9,357,867	8,497,115
Janus Aspen Balanced Portfolio Service Shares	252,629	31.61	7,985,605	7,512,833
Janus Aspen Enterprise Portfolio Service Shares	65,601	54.67	3,586,422	3,176,575
Janus Aspen Global Research Portfolio Institutional Shares	215,663	40.24	8,678,280	6,250,354
Janus Aspen Global Research Portfolio Service Shares	58,417	39.53	2,309,244	1,872,159
Janus Aspen Global Technology Portfolio Service Shares	214,793	7.75	1,664,645	1,277,082
JPMIT Global Allocation Portfolio Class 1	26,487	14.46	382,988	390,412
LVIP Baron Growth Opportunities Fund Standard Class	33,045	41.92	1,385,286	1,370,527
LVIP Baron Growth Opportunities Fund Service Class	558,688	41.06	22,940,857	22,500,715
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	1,006,612	7.80	7,852,584	9,435,220
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	1,849,278	16.63	30,760,883	31,174,248
LVIP BlackRock Inflation Protected Bond Fund Standard Class	1,580,740	9.94	15,707,810	16,727,970
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	20,602	9.08	186,985	192,524
LVIP Clarion Global Real Estate Fund Standard Class	1,647,404	9.31	15,330,743	14,150,285
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	29,125	9.29	270,575	275,809
LVIP Delaware Bond Fund Standard Class	8,380,226	13.59	113,887,266	116,279,257
LVIP Delaware Diversified Floating Rate Fund Standard Class	1,374,361	9.82	13,501,724	13,939,479
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	199,217	14.87	2,963,154	2,693,495
LVIP Delaware Social Awareness Fund Standard Class	152,366	40.03	6,098,910	5,996,517
LVIP Delaware Special Opportunities Fund Standard Class	179,884	38.44	6,914,935	7,120,014
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	1,085,127	8.94	9,701,036	10,688,064
LVIP Dimensional International Core Equity Fund Standard Class	34,791	8.99	312,598	321,137
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	83,736	37.54	3,143,631	2,978,643
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	832,144	12.92	10,750,466	11,044,893
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	56,651	9.36	530,366	542,139
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	2,821,775	10.37	29,270,271	29,757,244
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	2,416,757	13.19	31,872,188	32,527,701
LVIP Global Growth Allocation Managed Risk Fund Standard Class	7,791,177	12.71	99,041,438	97,290,306
LVIP Global Income Fund Standard Class	801,922	10.86	8,707,275	9,204,912
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	6,980,873	13.34	93,131,823	90,263,622
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	75,732	9.66	731,631	778,617
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	514,353	11.97	6,155,769	6,398,765
LVIP JPMorgan High Yield Fund Standard Class	2,709,011	10.03	27,160,548	30,520,047
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	762,618	14.30	10,904,677	10,840,336
LVIP Managed Risk Profile 2010 Fund Standard Class	25,974	11.38	295,563	289,225
LVIP Managed Risk Profile 2020 Fund Standard Class	89,989	11.22	1,009,859	943,714
LVIP Managed Risk Profile 2030 Fund Standard Class	229,698	10.93	2,510,832	2,524,233
LVIP Managed Risk Profile 2040 Fund Standard Class	335,841	10.35	3,474,609	3,351,767
LVIP MFS International Growth Fund Standard Class	1,325,414	13.70	18,158,173	18,156,326
LVIP MFS Value Fund Standard Class	1,409,078	35.36	49,823,583	45,610,971
LVIP Mondrian International Value Fund Standard Class	1,676,068	15.78	26,451,702	28,524,191
LVIP Money Market Fund Standard Class	7,480,954	10.00	74,809,549	74,809,548
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	21,623	9.02	194,996	205,687
LVIP SSgA Bond Index Fund Standard Class	1,290,377	11.16	14,404,475	14,657,828
LVIP SSgA Conservative Index Allocation Fund Standard Class	724,968	11.88	8,609,725	8,763,052
LVIP SSgA Conservative Structured Allocation Fund Standard Class	455,322	11.27	5,129,198	5,372,521
LVIP SSgA Developed International 150 Fund Standard Class	1,238,891	7.66	9,493,626	11,558,774
LVIP SSgA Emerging Markets 100 Fund Standard Class	2,016,382	7.33	14,769,995	19,236,124
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	1,760,914	10.84	19,090,071	20,126,798
LVIP SSgA International Index Fund Standard Class	2,118,721	8.33	17,640,474	19,122,471
LVIP SSgA Large Cap 100 Fund Standard Class	1,037,714	12.88	13,363,683	15,364,504
LVIP SSgA Moderate Index Allocation Fund Standard Class	2,790,130	12.70	35,443,018	36,553,632
LVIP SSgA Moderate Structured Allocation Fund Standard Class	2,866,045	11.86	33,999,889	35,752,737
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	3,534,717	12.83	45,361,019	46,853,480
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	2,206,142	12.04	26,553,126	27,966,703
LVIP SSgA S&P 500 Index Fund Standard Class	9,733,395	14.40	140,112,224	132,296,924
LVIP SSgA Small-Cap Index Fund Standard Class	930,960	24.64	22,941,635	23,145,692
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	1,087,038	11.70	12,719,432	15,438,092
LVIP T. Rowe Price Growth Stock Fund Standard Class	832,613	33.23	27,667,730	23,978,499
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	688,755	21.10	14,530,670	14,259,171

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Templeton Growth Managed Volatility Fund Standard Class	213,710	$29.76	$6,360,663	$6,573,873
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	9,455	9.51	89,889	91,762
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	233,767	31.55	7,376,037	5,597,801
LVIP Vanguard Domestic Equity ETF Fund Standard Class	2,367,224	14.44	34,192,187	33,266,368
LVIP Vanguard International Equity ETF Fund Standard Class	2,817,812	9.09	25,602,639	28,124,936
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	18,015	9.76	175,776	187,207
LVIP Wellington Capital Growth Fund Standard Class	306,288	38.97	11,937,281	10,533,235
LVIP Wellington Mid-Cap Value Fund Standard Class	468,439	22.46	10,521,142	9,712,144
M Capital Appreciation Fund	60,667	25.15	1,525,782	1,696,378
M International Equity Fund	188,502	11.26	2,122,528	2,378,212
M Large Cap Growth Fund	117,798	21.66	2,551,510	2,595,810
M Large Cap Value Fund	183,935	11.97	2,201,704	2,346,251
MFS VIT Growth Series Initial Class	615,681	40.17	24,731,908	20,266,580
MFS VIT Total Return Series Initial Class	1,213,200	22.60	27,418,316	24,935,442
MFS VIT Utilities Series Initial Class	1,207,836	25.56	30,872,284	34,833,123
MFS VIT II Core Equity Portfolio Initial Class	37,543	21.28	798,913	884,792
NB AMT Large Cap Value Portfolio I Class	91,452	13.19	1,206,250	1,105,147
NB AMT Mid Cap Growth Portfolio I Class	769,714	22.73	17,495,601	19,284,006
NB AMT Mid Cap Intrinsic Value Portfolio I Class	344,442	15.85	5,459,406	5,267,124
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	2,098,711	6.91	14,502,094	23,352,320
Putnam VT Global Health Care Fund Class IB	168,409	20.09	3,383,328	2,807,275
Putnam VT Growth & Income Fund Class IB	58,430	23.73	1,386,547	1,193,104
Templeton Foreign VIP Fund Class 1	95,334	13.46	1,283,190	1,390,990
Templeton Foreign VIP Fund Class 2	244,292	13.20	3,224,659	3,407,959
Templeton Global Bond VIP Fund Class 1	1,268,701	16.34	20,730,581	22,798,527
Templeton Growth VIP Fund Class 1	526,448	13.54	7,128,112	6,969,828
Templeton Growth VIP Fund Class 2	77,110	13.32	1,027,108	898,161

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2015, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class A	102,882	(40,429)	62,453
AB VPS Growth and Income Portfolio Class A	151,717	(74,930)	76,787
AB VPS International Value Portfolio Class A	49,160	(91,640)	(42,480)
AB VPS Large Cap Growth Portfolio Class A	35,424	(16,796)	18,628
AB VPS Small/Mid Cap Value Portfolio Class A	433,705	(80,998)	352,707
American Century VP Inflation Protection Fund Class I	99,146	(90,285)	8,861
American Funds Global Growth Fund Class 2	895,651	(83,120)	812,531
American Funds Global Small Capitalization Fund Class 2	1,395,417	(180,099)	1,215,318
American Funds Growth Fund Class 2	1,579,594	(500,167)	1,079,427
American Funds Growth-Income Fund Class 2	2,046,093	(220,992)	1,825,101
American Funds International Fund Class 2	2,586,110	(205,261)	2,380,849
BlackRock Global Allocation V.I. Fund Class I	3,279,576	(332,446)	2,947,130
ClearBridge Variable Mid Cap Core Portfolio Class I	263,289	(19,162)	244,127
Delaware VIP Diversified Income Series Standard Class	920,747	(279,204)	641,543
Delaware VIP Emerging Markets Series Standard Class	1,200,034	(203,555)	996,479
Delaware VIP High Yield Series Standard Class	277,975	(216,565)	61,410
Delaware VIP Limited-Term Diversified Income Series Standard Class	616,123	(216,127)	399,996
Delaware VIP REIT Series Standard Class	485,756	(255,722)	230,034
Delaware VIP Small Cap Value Series Standard Class	635,977	(178,068)	457,909
Delaware VIP Smid Cap Growth Series Standard Class	410,872	(137,934)	272,938
Delaware VIP U.S. Growth Series Standard Class	393,692	(40,839)	352,853
Delaware VIP Value Series Standard Class	858,405	(164,004)	694,401
Deutsche Alternative Asset Allocation VIP Portfolio A	329,180	(84,538)	244,642
Deutsche Equity 500 Index VIP Portfolio A	175,181	(167,802)	7,379
Deutsche Small Cap Index VIP Portfolio A	64,812	(54,791)	10,021
Fidelity VIP Asset Manager Portfolio Initial Class	4,104	(5,770)	(1,666)

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity VIP Contrafund Portfolio Service Class	1,511,327	(271,544)	1,239,783
Fidelity VIP Equity-Income Portfolio Initial Class	3,449	(12,734)	(9,285)
Fidelity VIP Equity-Income Portfolio Service Class	43,049	(79,497)	(36,448)
Fidelity VIP Growth Opportunities Portfolio Service Class	4,478	(26,040)	(21,562)
Fidelity VIP Growth Portfolio Service Class	469,850	(131,504)	338,346
Fidelity VIP High Income Portfolio Service Class	3,890	(10,325)	(6,435)
Fidelity VIP Investment Grade Bond Portfolio Initial Class	3,368	(12,944)	(9,576)
Fidelity VIP Mid Cap Portfolio Service Class	1,270,027	(166,455)	1,103,572
Fidelity VIP Overseas Portfolio Service Class	87,335	(83,336)	3,999
Franklin Income VIP Fund Class 1	1,354,062	(176,689)	1,177,373
Franklin Mutual Shares VIP Fund Class 1	513,268	(81,711)	431,557
Franklin Small-Mid Cap Growth VIP Fund Class 1	73,840	(71,395)	2,445
Invesco V.I. American Franchise Fund Series I	21,905	(77,105)	(55,200)
Invesco V.I. Core Equity Fund Series I	22,184	(87,268)	(65,084)
Invesco V.I. Core Plus Bond Fund Series I	2,286	(3,016)	(730)
Invesco V.I. International Growth Fund Series I	520,030	(68,377)	451,653
Janus Aspen Balanced Portfolio Institutional Shares	13,921	(58,830)	(44,909)
Janus Aspen Balanced Portfolio Service Shares	66,884	(81,694)	(14,810)
Janus Aspen Enterprise Portfolio Service Shares	45,236	(17,300)	27,936
Janus Aspen Global Research Portfolio Institutional Shares	10,120	(62,811)	(52,691)
Janus Aspen Global Research Portfolio Service Shares	11,463	(22,494)	(11,031)
Janus Aspen Global Technology Portfolio Service Shares	8,103	(9,291)	(1,188)
JPMIT Global Allocation Portfolio Class 1	40,383	(74)	40,309
LVIP Baron Growth Opportunities Fund Standard Class	29,614	(6,665)	22,949
LVIP Baron Growth Opportunities Fund Service Class	391,578	(50,546)	341,032
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	622,646	(38,106)	584,540
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	1,526,265	(189,044)	1,337,221
LVIP BlackRock Inflation Protected Bond Fund Standard Class	495,705	(168,782)	326,923
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	21,012	(214)	20,798
LVIP Clarion Global Real Estate Fund Standard Class	327,825	(205,454)	122,371
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	38,775	(196)	38,579
LVIP Delaware Bond Fund Standard Class	1,925,568	(410,652)	1,514,916
LVIP Delaware Diversified Floating Rate Fund Standard Class	274,468	(163,971)	110,497
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	10,344	(16,395)	(6,051)
LVIP Delaware Social Awareness Fund Standard Class	70,474	(48,099)	22,375
LVIP Delaware Special Opportunities Fund Standard Class	109,583	(69,145)	40,438
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	449,442	(70,364)	379,078
LVIP Dimensional International Core Equity Fund Standard Class	36,474	(301)	36,173
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	35,073	(41,853)	(6,780)
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	345,237	(126,807)	218,430
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	77,204	(19,680)	57,524
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	1,115,368	(280,281)	835,087
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	343,633	(175,226)	168,407
LVIP Global Growth Allocation Managed Risk Fund Standard Class	1,236,794	(365,278)	871,516
LVIP Global Income Fund Standard Class	149,257	(203,619)	(54,362)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	1,359,393	(343,394)	1,015,999
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	48,305	(4,572)	43,733
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	150,829	(62,808)	88,021
LVIP JPMorgan High Yield Fund Standard Class	910,380	(350,175)	560,205
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	271,278	(116,168)	155,110
LVIP Managed Risk Profile 2010 Fund Standard Class	707	(1,557)	(850)
LVIP Managed Risk Profile 2020 Fund Standard Class	2,639	(6,770)	(4,131)
LVIP Managed Risk Profile 2030 Fund Standard Class	36,102	(8,813)	27,289
LVIP Managed Risk Profile 2040 Fund Standard Class	17,159	(18,490)	(1,331)
LVIP MFS International Growth Fund Standard Class	413,626	(74,866)	338,760
LVIP MFS Value Fund Standard Class	943,822	(167,043)	776,779
LVIP Mondrian International Value Fund Standard Class	741,729	(93,382)	648,347
LVIP Money Market Fund Standard Class	17,743,153	(20,115,162)	(2,372,009)
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	20,986	(1,155)	19,831
LVIP SSgA Bond Index Fund Standard Class	539,757	(133,530)	406,227
LVIP SSgA Conservative Index Allocation Fund Standard Class	274,516	(57,472)	217,044
LVIP SSgA Conservative Structured Allocation Fund Standard Class	74,551	(25,012)	49,539

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSgA Developed International 150 Fund Standard Class	457,647	(98,901)	358,746
LVIP SSgA Emerging Markets 100 Fund Standard Class	487,537	(94,231)	393,306
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	204,583	(77,056)	127,527
LVIP SSgA International Index Fund Standard Class	727,273	(69,105)	658,168
LVIP SSgA Large Cap 100 Fund Standard Class	306,445	(128,498)	177,947
LVIP SSgA Moderate Index Allocation Fund Standard Class	1,933,697	(331,935)	1,601,762
LVIP SSgA Moderate Structured Allocation Fund Standard Class	1,252,550	(184,138)	1,068,412
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	1,746,245	(126,651)	1,619,594
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	782,246	(137,306)	644,940
LVIP SSgA S&P 500 Index Fund Standard Class	4,114,714	(419,455)	3,695,259
LVIP SSgA Small-Cap Index Fund Standard Class	695,322	(58,302)	637,020
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	333,675	(49,668)	284,007
LVIP T. Rowe Price Growth Stock Fund Standard Class	713,688	(158,915)	554,773
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	409,086	(79,931)	329,155
LVIP Templeton Growth Managed Volatility Fund Standard Class	133,151	(156,197)	(23,046)
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	9,659	(283)	9,376
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	81,894	(178,006)	(96,112)
LVIP Vanguard Domestic Equity ETF Fund Standard Class	1,148,831	(66,834)	1,081,997
LVIP Vanguard International Equity ETF Fund Standard Class	877,264	(134,565)	742,699
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	15,695	(8,570)	7,125
LVIP Wellington Capital Growth Fund Standard Class	171,209	(32,505)	138,704
LVIP Wellington Mid-Cap Value Fund Standard Class	336,796	(76,381)	260,415
M Capital Appreciation Fund	37,154	(9,566)	27,588
M International Equity Fund	64,865	(37,391)	27,474
M Large Cap Growth Fund	55,604	(30,735)	24,869
M Large Cap Value Fund	55,681	(15,060)	40,621
MFS VIT Core Equity Series Initial Class	1,903	(48,654)	(46,751)
MFS VIT Growth Series Initial Class	343,526	(102,275)	241,251
MFS VIT Total Return Series Initial Class	131,358	(138,087)	(6,729)
MFS VIT Utilities Series Initial Class	459,295	(138,465)	320,830
MFS VIT II Core Equity Portfolio Initial Class	49,240	(3,173)	46,067
NB AMT Large Cap Value Portfolio I Class	6,594	(9,270)	(2,676)
NB AMT Mid Cap Growth Portfolio I Class	81,824	(76,846)	4,978
NB AMT Mid Cap Intrinsic Value Portfolio I Class	62,205	(27,745)	34,460
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	1,043,644	(241,039)	802,605
Putnam VT Global Health Care Fund Class IB	35,965	(14,424)	21,541
Putnam VT Growth & Income Fund Class IB	5,262	(16,101)	(10,839)
Templeton Foreign VIP Fund Class 1	11,846	(7,815)	4,031
Templeton Foreign VIP Fund Class 2	18,872	(33,450)	(14,578)
Templeton Global Bond VIP Fund Class 1	884,599	(64,304)	820,295
Templeton Growth VIP Fund Class 1	71,373	(35,552)	35,821
Templeton Growth VIP Fund Class 2	3,606	(4,825)	(1,219)

The change in units outstanding for the year ended December 31, 2014, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class A	100,150	(46,464)	53,686
AB VPS Growth and Income Portfolio Class A	70,199	(79,659)	(9,460)
AB VPS International Value Portfolio Class A	81,122	(39,747)	41,375
AB VPS Large Cap Growth Portfolio Class A	16,330	(13,093)	3,237
AB VPS Small/Mid Cap Value Portfolio Class A	400,326	(96,322)	304,004
American Century VP Inflation Protection Fund Class I	86,880	(133,419)	(46,539)
American Funds Global Growth Fund Class 2	889,762	(120,858)	768,904
American Funds Global Small Capitalization Fund Class 2	731,722	(80,901)	650,821
American Funds Growth Fund Class 2	2,051,132	(255,315)	1,795,817
American Funds Growth-Income Fund Class 2	1,726,144	(276,512)	1,449,632
American Funds International Fund Class 2	1,813,910	(130,436)	1,683,474
BlackRock Global Allocation V.I. Fund Class I	4,029,835	(498,257)	3,531,578
ClearBridge Variable Mid Cap Core Portfolio Class I	95,350	(9,370)	85,980
Delaware VIP Diversified Income Series Standard Class	769,712	(252,817)	516,895
Delaware VIP Emerging Markets Series Standard Class	915,713	(150,249)	765,464

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware VIP High Yield Series Standard Class	262,322	(342,359)	(80,037)
Delaware VIP Limited-Term Diversified Income Series Standard Class	1,014,719	(151,394)	863,325
Delaware VIP REIT Series Standard Class	601,927	(159,212)	442,715
Delaware VIP Small Cap Value Series Standard Class	497,367	(130,093)	367,274
Delaware VIP Smid Cap Growth Series Standard Class	462,822	(151,890)	310,932
Delaware VIP U.S. Growth Series Standard Class	393,752	(63,669)	330,083
Delaware VIP Value Series Standard Class	579,666	(146,527)	433,139
Deutsche Alternative Asset Allocation VIP Portfolio A	297,463	(27,750)	269,713
Deutsche Equity 500 Index VIP Portfolio A	78,053	(253,788)	(175,735)
Deutsche Small Cap Index VIP Portfolio A	42,068	(96,375)	(54,307)
Fidelity VIP Asset Manager Portfolio Initial Class	1,165	(7,973)	(6,808)
Fidelity VIP Contrafund Portfolio Service Class	1,307,632	(175,155)	1,132,477
Fidelity VIP Equity-Income Portfolio Initial Class	4,692	(20,503)	(15,811)
Fidelity VIP Equity-Income Portfolio Service Class	48,982	(55,443)	(6,461)
Fidelity VIP Growth Opportunities Portfolio Service Class	16,122	(31,829)	(15,707)
Fidelity VIP Growth Portfolio Service Class	332,514	(141,214)	191,300
Fidelity VIP High Income Portfolio Service Class	8,606	(10,486)	(1,880)
Fidelity VIP Investment Grade Bond Portfolio Initial Class	4,650	(17,659)	(13,009)
Fidelity VIP Mid Cap Portfolio Service Class	561,933	(68,894)	493,039
Fidelity VIP Overseas Portfolio Service Class	106,884	(49,251)	57,633
Franklin Income VIP Fund Class 1	1,133,908	(68,306)	1,065,602
Franklin Mutual Shares VIP Fund Class 1	494,741	(75,194)	419,547
Franklin Small-Mid Cap Growth VIP Fund Class 1	60,814	(69,036)	(8,222)
Invesco V.I. American Franchise Fund Series I	22,307	(123,247)	(100,940)
Invesco V.I. Core Equity Fund Series I	18,672	(120,466)	(101,794)
Invesco V.I. Core Plus Bond Fund Series I	2,456	(4,659)	(2,203)
Invesco V.I. International Growth Fund Series I	163,347	(54,284)	109,063
Janus Aspen Balanced Portfolio Institutional Shares	15,790	(77,727)	(61,937)
Janus Aspen Balanced Portfolio Service Shares	49,459	(58,583)	(9,124)
Janus Aspen Enterprise Portfolio Service Shares	26,678	(24,754)	1,924
Janus Aspen Global Research Portfolio Institutional Shares	11,700	(73,708)	(62,008)
Janus Aspen Global Research Portfolio Service Shares	12,860	(18,340)	(5,480)
Janus Aspen Global Technology Portfolio Service Shares	3,824	(12,479)	(8,655)
LVIP Baron Growth Opportunities Fund Standard Class	13,996	(25,683)	(11,687)
LVIP Baron Growth Opportunities Fund Service Class	409,566	(131,347)	278,219
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	333,895	(31,461)	302,434
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	660,893	(129,573)	531,320
LVIP BlackRock Inflation Protected Bond Fund Standard Class	411,700	(81,687)	330,013
LVIP Clarion Global Real Estate Fund Standard Class	280,968	(70,166)	210,802
LVIP Delaware Bond Fund Standard Class	2,116,541	(798,706)	1,317,835
LVIP Delaware Diversified Floating Rate Fund Standard Class	580,302	(112,966)	467,336
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	10,970	(31,333)	(20,363)
LVIP Delaware Social Awareness Fund Standard Class	142,187	(49,795)	92,392
LVIP Delaware Special Opportunities Fund Standard Class	139,029	(77,099)	61,930
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	335,076	(26,259)	308,817
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	12,125	(34,866)	(22,741)
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	333,262	(38,572)	294,690
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	1,347,479	(141,388)	1,206,091
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	834,105	(242,778)	591,327
LVIP Global Growth Allocation Managed Risk Fund Standard Class	1,903,115	(508,242)	1,394,873
LVIP Global Income Fund Standard Class	278,865	(78,824)	200,041
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	1,439,816	(180,522)	1,259,294
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	32,241	(600)	31,641
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	239,560	(28,923)	210,637
LVIP JPMorgan High Yield Fund Standard Class	894,757	(121,158)	773,599
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	375,623	(33,924)	341,699
LVIP Managed Risk Profile 2010 Fund Standard Class	2,048	(3,184)	(1,136)
LVIP Managed Risk Profile 2020 Fund Standard Class	15,819	(14,095)	1,724
LVIP Managed Risk Profile 2030 Fund Standard Class	23,645	(5,757)	17,888
LVIP Managed Risk Profile 2040 Fund Standard Class	23,998	(39,183)	(15,185)
LVIP MFS International Growth Fund Standard Class	441,207	(44,890)	396,317
LVIP MFS Value Fund Standard Class	806,046	(71,449)	734,597

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Mondrian International Value Fund Standard Class	390,793	(100,481)	290,312
LVIP Money Market Fund Standard Class	15,581,447	(14,290,350)	1,291,097
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	1,985	(21)	1,964
LVIP SSgA Bond Index Fund Standard Class	454,136	(51,131)	403,005
LVIP SSgA Conservative Index Allocation Fund Standard Class	240,608	(15,362)	225,246
LVIP SSgA Conservative Structured Allocation Fund Standard Class	297,673	(86,675)	210,998
LVIP SSgA Developed International 150 Fund Standard Class	424,234	(55,184)	369,050
LVIP SSgA Emerging Markets 100 Fund Standard Class	533,323	(186,818)	346,505
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	318,155	(109,444)	208,711
LVIP SSgA International Index Fund Standard Class	672,991	(91,741)	581,250
LVIP SSgA Large Cap 100 Fund Standard Class	540,543	(100,220)	440,323
LVIP SSgA Moderate Index Allocation Fund Standard Class	1,151,807	(87,642)	1,064,165
LVIP SSgA Moderate Structured Allocation Fund Standard Class	876,392	(72,419)	803,973
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	1,354,581	(87,039)	1,267,542
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	885,074	(50,747)	834,327
LVIP SSgA S&P 500 Index Fund Standard Class	4,152,761	(600,229)	3,552,532
LVIP SSgA Small-Cap Index Fund Standard Class	658,644	(62,513)	596,131
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	447,536	(76,960)	370,576
LVIP T. Rowe Price Growth Stock Fund Standard Class	548,030	(52,825)	495,205
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	310,495	(45,918)	264,577
LVIP Templeton Growth Managed Volatility Fund Standard Class	206,853	(18,964)	187,889
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	79,100	(92,089)	(12,989)
LVIP Vanguard Domestic Equity ETF Fund Standard Class	1,198,867	(187,533)	1,011,334
LVIP Vanguard International Equity ETF Fund Standard Class	1,496,720	(266,648)	1,230,072
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	11,406	(327)	11,079
LVIP Wellington Capital Growth Fund Standard Class	162,847	(24,888)	137,959
LVIP Wellington Mid-Cap Value Fund Standard Class	258,673	(37,552)	221,121
M Capital Appreciation Fund	22,948	(12,129)	10,819
M International Equity Fund	34,789	(13,375)	21,414
M Large Cap Growth Fund	26,492	(23,113)	3,379
M Large Cap Value Fund	15,768	(9,848)	5,920
MFS VIT Core Equity Series Initial Class	3,304	(4,774)	(1,470)
MFS VIT Growth Series Initial Class	342,115	(97,244)	244,871
MFS VIT Total Return Series Initial Class	72,627	(113,400)	(40,773)
MFS VIT Utilities Series Initial Class	454,320	(98,668)	355,652
NB AMT Large Cap Value Portfolio I Class	5,219	(11,763)	(6,544)
NB AMT Mid Cap Growth Portfolio I Class	80,475	(74,493)	5,982
NB AMT Mid Cap Intrinsic Value Portfolio I Class	39,639	(41,975)	(2,336)
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	639,762	(107,139)	532,623
Putnam VT Global Health Care Fund Class IB	18,463	(24,059)	(5,596)
Putnam VT Growth & Income Fund Class IB	17,393	(22,383)	(4,990)
Templeton Foreign VIP Fund Class 1	4,632	(13,520)	(8,888)
Templeton Foreign VIP Fund Class 2	14,679	(30,767)	(16,088)
Templeton Global Bond VIP Fund Class 1	288,187	(58,820)	229,367
Templeton Growth VIP Fund Class 1	51,408	(26,150)	25,258
Templeton Growth VIP Fund Class 2	4,313	(15,480)	(11,167)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account M

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account M at December 31, 2015, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 1, 2016

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(2)
(b)	N/A
(c)	(1)	Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors.(5), and Amendments.(3)
(d)	(1)	Policy LN683 (14)
(2)	Accelerated Benefits Rider—Policy Form ABR 5645(11) and ABR 5650.(11)
(3)	Change of Insured Rider—Policy Form LR496.(7)
(4)	Enhanced Surrender Value Rider—Policy Form LR541(12).
(5)	Exec Enhanced Surrender Value Rider—Policy Form LR547.(6)
(6)	Overloan Protection Rider—Policy Form LR540.(9)
(7)	Overloan Protection Rider—Policy Form LR616 (17)
(8)	Waiver of Monthly Deduction Benefit Rider—Policy Form LR436 and LR437.(2)
(9)	Accelerated Benefits Rider for Chronic Illness and Terminal Illness—Policy Form LR631 (14)
(e)	Application—Form LFF06399.(11)
(f)	(1)	Articles of Incorporation of The Lincoln National Life Insurance Company.(1)
(2)	Bylaws of The Lincoln National Life Insurance Company.(10)
(g)	Reinsurance Contracts.(8)
(h)	Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (12)
(2)	AllianceBernstein Variable Products Series Fund, Inc. (15)
(3)	American Century Variable Portfolios, Inc. (13)
(4)	American Funds Insurance Series (15)
(5)	BlackRock Variable Series Funds, Inc. (13)
(6)	Delaware VIP Trust (15)
(7)	Deutsche Variable Series II (15)
(8)	Fidelity Variable Insurance Products (15)
(9)	Franklin Templeton Variable Insurance Products Trust (15)
(10)	JPMorgan Insurance Trust (18)
(11)	Legg Mason Partners Variable Equity Trust (15)
(12)	Lincoln Variable Insurance Products Trust (18)
(13)	MFS Variable Insurance Trust (15)
(14)	PIMCO Variable Insurance Trust (15)
(i)	Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(4)
(j)	Not applicable.
(k)	Opinion and Consent of John L. Reizian, Esq. (Filed Herewith)
(l)	Not Applicable.
(m)	Not Applicable.

(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(o)	Not applicable.
(p)	Not applicable.
(q)	Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii). (18)

(1)	Incorporated by reference to Registration Statement on Form N-4 (File No. 33-04999) filed on September 24, 1996.
(2)	Incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-42479) filed on December 17, 1997.
(3)	(a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b)	Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c)	Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(d)	Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4)	Incorporated by reference to Registration Statement on Form N-4 (File 333-147673) filed on November 28, 2007.
(5)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.
(6)	Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-146507) filed on December 12, 2008.
(7)	Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-82663) filed on April 12, 2001.
(8)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-139960) filed on April 1, 2008.
(9)	Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.
(10)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(11)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.
(12)	Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(13)	Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(14)	Incorporated by reference to Registration Statement on Form N-6 (File No. 333-200100) filed on November 12, 2014.
(15)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(16)	Incorporated by reference to Post-Effective Amendment No. 2 on Form N-4 (File No. 333-193272) filed on June 4, 2015.
(17)	Incorporated by reference to Registration Statement on Form N-6 (File No. 333-207968) filed on November 12, 2015.
(18)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.

Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Mark E. Konen**	Executive Vice President and Director
Keith J. Ryan*	Vice President and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Charles A. Brawley, III**	Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper***	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller**	Executive Vice President and Director
*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 56 on Form N-4 (File No. 033-26032) filed on December 28, 2015)
Item 29. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable

Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.
(b)	Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Patrick J. Caulfield**	Vice President and Chief Compliance Officer, Senior Counsel
Carl R. Pawsat***	Interim Financial and Operation Principal
Nancy A. Smith*	Secretary
Andrew J. Bucklee*	Senior Vice President and Director
Jeffrey D. Coutts*	Senior Vice President, Treasurer
Thomas O'Neill*	Senior Vice President and Chief Operating Officer
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director
*	Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal Business address is 350 Church Street, Hartford, CT 06103
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
(c)	N/A
Item 31. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account M, has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-200100; 811-08557; CIK: 0001048607) to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 1st day of April, 2016.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

Lincoln Life Flexible Premium Variable Life Account M
(Registrant)

By	/s/ Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-200100; 811-08557; CIK: 0001048607) has been signed below on April 1, 2016, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

	Signature	Title

	/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

	/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer
Ellen G. Cooper

	/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

	/s/ Mark E. Konen *	Executive Vice President and Director
Mark E. Konen

	/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power-of-Attorney filed with this Registration Statement